Registration Nos. 333-92475
                                                                       811-09725
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM N-6

                REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933


                          POST-EFFECTIVE AMENDMENT # 8

             REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT
                     OF 1940 POST-EFFECTIVE AMENDMENT NO. 5
                                  ------------


                         THE GUARDIAN SEPARATE ACCOUNT N
                           (Exact Name of Registrant)

                                  ------------

                 THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.
                               (Name of Depositor)

                   7 Hanover Square, New York, New York 10004
                (Complete Address of Principal Executive Offices)

                                 (212) 598-8359
                          (Depositors Telephone Number)

                                  ------------

                          RICHARD T. POTTER, JR., ESQ.
                 The Guardian Insurance & Annuity Company, Inc.
                                7 Hanover Square
                            New York, New York 10004
                     (Name and address of agent for service)

                                    Copy to:
                                   Steve Roth
                          Sutherland, Asbill & Brennan
                         1275 Pennsylvania Avenue, N.W.
                             Washington, D.C. 20004

                                  ------------

     It is proposed that this filing will become effective (check appropriate box):

          |_|  immediately upon filing pursuant to paragraph (b), or


          |X|  on May 1, 2004 pursuant to paragraph (b)


          |_|  60 days after filing pursuant to paragraph (a)(i), or


          |_|  on May 1, 2004 pursuant to paragraph (a)(i) of Rule 485


     If appropriate, check the following box:

          |_| this post-effective amendment designates a new effective date for a previously-filed post-effective amendment.

                                  ------------


     The Registrant has registered an indefinite number of its shares under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. The notice required by such rule for the Registrant's most recent fiscal year was filed on March 30, 2004.


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


May 1, 2004


PROSPECTUS FOR PARK AVENUE VUL -- MILLENNIUM SERIES(R)

                    Issued by The Guardian Separate Account N

This prospectus describes Park Avenue VUL -- Millennium Series(R) (Park Avenue
VUL), a variable universal life insurance policy providing lifetime insurance protection. It also offers flexibility in the timing and amount of the premiums you pay, how your premiums are invested, and the amount of coverage you have; but you bear the risk of investment losses for any premiums or cash values allocated to the variable investment options.

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A prospective purchaser should evaluate the need for life insurance and the policy's long term investment potential before buying a policy. In addition, it may not be advantageous to terminate existing life insurance coverage and replace it with a Park Avenue VUL policy. Variable life insurance is not a short-term investment. The policy is issued by The Guardian Insurance & Annuity Company, Inc. (GIAC), a wholly owned subsidiary of The Guardian Life Insurance Company of America (Guardian Life) through its Separate Account N (Separate Account). Our offices are located at 7 Hanover Square, New York, New York 10004. GIAC is obligated to pay all benefits under the policy.

This prospectus sets forth information that you should know about the policy before investing, and you should retain it for future reference. It must be accompanied by the current prospectuses for the variable investment options to which you may allocate all or part of your net premiums and policy account value. You can also allocate premiums and policy account value to a fixed-rate option. Special limits apply to transfers out of the fixed-rate option. Please read these prospectuses carefully before investing.

Guardian Investor Services LLC (GIS) serves as principal underwriter and distributor of the policies and offers the policies through its sales representatives or through sales representatives of broker-dealer firms that have entered into agreements with GIAC and GIS to sell the policies and who are registered with the NASD and with the states in which they do business. More information about GIS and its registered persons is available at http://www.nasdr.com or by calling 1-800-289-9999. You also can obtain an investor brochure from NASD Regulation describing its Public Disclosure Program.

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These securities have not been approved or disapproved by the Securities and
Exchange Commission or any state securities commission nor has the Commission or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

The policy is not a deposit or obligation of, or guaranteed or endorsed by, any bank or depository institution, or federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency, and involves investment risk, including possible loss of principal amount invested.

The Securities and Exchange Commission has a Web site (http://www.sec.gov) that you may visit to view this prospectus and other information.

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

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CONTENTS
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Policy Summary ............................................................    1

Charges and Deductions Tables .............................................    6

The Park Avenue VUL Policy Diagram ........................................   11

About the Park Avenue VUL Policy ..........................................   12
- Issuing the policy ......................................................   12
- The Policyowner .........................................................   13
- The Beneficiary .........................................................   13

Benefits and policy values ................................................   14
- Additional sum insured ..................................................   14
- No Lapse Guarantee ......................................................   15
- Death benefit options ...................................................   15
- Changing your death benefit option ......................................   17
- Paying the death benefit ................................................   18
- Policy values ...........................................................   18

Premiums, deductions and charges ..........................................   20
- Premiums ................................................................   20
- Deductions and charges ..................................................   23

Your allocation options ...................................................   28
- The variable investment options .........................................   28
- The fixed-rate option ...................................................   33

Special features of your policy ...........................................   34
- Policy loans ............................................................   34
- Decreasing the face amount ..............................................   36
- Increasing the face amount ..............................................   37
- Partial withdrawals .....................................................   37
- Surrendering your policy ................................................   38
- Transfers between the investment options ................................   39
- Transfers from the fixed-rate option ....................................   41
- Dollar cost averaging transfer option ...................................   41
- Policy proceeds .........................................................   41
- Exchanging a policy .....................................................   43
- Payment options .........................................................   45

Tax considerations ........................................................   46
- Tax status of the policy ................................................   46
- Treatment of policy proceeds ............................................   47
- Exchanges ...............................................................   49
- Policy changes ..........................................................   49
- Estate and generation skipping transfer taxes ...........................   49
- Other tax consequences ..................................................   49
- Possible tax law changes ................................................   50
- GIAC's taxes ............................................................   50
- Income tax withholding ..................................................   50

Rights and responsibilities ...............................................   51
- Voting rights ...........................................................   51
- Limits to GIAC's right to challenge a policy ............................   52
- Rights reserved by GIAC .................................................   52
- Your right to cancel your policy ........................................   53

Other Information .........................................................   54
- Distribution of the policies ............................................   54
- Supplemental benefits and riders ........................................   54
- Telephone and electronic services .......................................   55
- Legal considerations for employers ......................................   56
- Illustrations ...........................................................   56
- Legal proceedings .......................................................   56
- Financial Statements ....................................................   56

Appendix A: Special terms used in this prospectus .........................   57

Appendix B: Additional Benefits by Rider ..................................   60

Appendix C: Hypothetical Illustrations ....................................   61

Table of contents for Statement of Additional Information .................   69

Back Cover Page ...........................................................   70
        Where to get more information .....................................   70
        How to communicate with us ........................................   70


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The Park Avenue VUL policy may not be available in all states or jurisdictions.
This prospectus does not constitute an offering in any state or jurisdiction in which such offering may not lawfully be made. GIAC does not authorize any information or representations regarding the offering described in this prospectus other than as contained in this prospectus or any supplement thereto or in any supplemental sales material authorized by GIAC.
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

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POLICY SUMMARY
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THIS SUMMARY outlines the principal features of your Park Avenue VUL variable universal life insurance policy; including policy benefits, policy risks and the risks associated with each variable investment option available under the policy. It is qualified by the detailed explanation which follows and the terms of your VUL policy.
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Terms we've used
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In this document, we, us, and our refer to The Guardian Insurance & Annuity
Company, Inc., and you and your refer to the policyowner. You can find definitions of special terms used in this prospectus at the end of this document. We've used italic script to highlight these terms the first time they appear in the text.

WHAT IS VARIABLE LIFE INSURANCE AND HOW DOES IT WORK?

Variable life insurance is intended to provide two important benefits:

o     a death benefit that is not taxable to your beneficiary

o     a cash value that can grow, with taxes on the growth being deferred.

You allocate your net premium payments and cash value among the variable investment options and the fixed-rate option. Most of these options provide variable returns. That's why it's called variable life insurance.

If the investment options that you choose perform well, the cash value of your policy will increase, and the death benefit may also increase.
As a variable life insurance policyowner, however, you bear the risk of investment losses to the extent that your cash values are invested in the variable options. Your policy has no guaranteed cash value. The policy is not generally suitable for short-term investment purposes.

Benefits
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There are two types of insurance benefits available through this policy: death benefits and rider benefits. We pay death benefits to the beneficiary named in the policy when we receive proof that the insured has died while the policy was in force. Rider benefits offer special optional coverage in addition to the death benefit.

WHAT ARE THE INSURANCE BENEFITS UNDER YOUR POLICY?

There are two types of insurance benefits available through this policy: death benefits and rider benefits. We pay death benefits to the beneficiary named in the policy when we receive proof that the insured has died while the policy was in force. Rider benefits offer special optional coverage in addition to the death benefit. The rider benefits you choose will determine the additional amount, if any, that's paid to the beneficiary.

Death benefits

You have a choice of three death benefit options with this policy:

o under Option 1, the death benefit is a fixed amount, your policy's face amount.

o under Option 2, the death benefit is a variable amount, based on your policy's face amount and the value of the investments held in your policy, your policy account value. These values can change depending on the performance of the investments held in your policy.

o under Option 3, the death benefit is an amount based on your policy's face amount and the sum of your net accumulated premiums. The death benefit amount will increase when you make premium payments, but will decrease when you make partial withdrawals.


                                                          ----------------------
S U M M A R Y                                             P R O S P E C T U S  1
                                                          ----------------------

You may choose among these options, with some restrictions, until the policy anniversary (the anniversary each year of the date your policy was issued) closest to the insured's 100th birthday. On or after this date, the death benefit will be the policy account value.

Within certain limits, you can change your policy's death benefit option on any policy anniversary after your policy has been in force for one year, and as long as the insured is still living. For more information see Death benefit options.

Additional sum insured

You may purchase an additional sum insured when this policy is issued. The additional sum insured will be part of your policy's face amount. This option may not be available in all jurisdictions. See Benefits and policy values.

Rider benefits

Riders are a way to add to the coverage offered by your policy. The riders offered under this policy are set forth in Appendix B. They are subject to GIAC's insurance and policy issuing requirements, and all may not be available in all states.

The cost of any rider benefits you have added to your policy will be included in your monthly deduction, which is withdrawn from your policy account value each month.

Paying premiums
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After you have paid the initial premium, you may pay premiums on your policy at any time and in any amount during the lifetime of the insured.

WHAT ARE PREMIUMS?

Premiums are the payments you make to buy and keep your insurance in force. There are several types of premiums associated with your Park Avenue VUL, which together form your policy premium. See Premiums.

After you have paid the initial premium, you may pay premiums on your policy at any time and in any amount during the lifetime of the insured subject to certain limits. However, if the net cash surrender value of your policy is not sufficient to cover the monthly deduction from your policy, your policy may lapse, unless the No Lapse Guarantee is in effect and you have satisfied its requirements. We will warn you if your policy is in danger of lapsing.

Allocation options
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You choose where your net premiums and policy account value are invested. There are a number of variable investment options and a fixed-rate option. Your net premiums and policy account value may be allocated to a maximum of twenty allocation options at any one time.

WHAT ARE YOUR ALLOCATION OPTIONS?

You choose where your net premiums and policy account value are invested. There are a number of variable investment options and a fixed-rate option. These options are discussed under Your Allocation Options. Your premiums and policy account value may be allocated to a maximum of twenty allocation options at any one time.

Each variable investment option invests in a series of mutual funds. The value of these options, and your policy account value in them, will vary depending on the performance of the mutual funds. There is no minimum guaranteed policy account value for amounts allocated to the variable investment options and, if you invest in variable investment options, you will be subject to the risk that investment performance will be poor and that your policy account value will decrease. You could lose everything you invest and your policy could lapse without value unless you pay additional premium.

You will find the investment objectives, policies, fees and expenses, and a comprehensive discussion of the risks of each of these funds listed in the accompanying prospectus for that fund. You should read the fund prospectuses


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2  P R O S P E C T U S                                             S U M M A R Y
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

carefully before investing in any variable investment option. For a summary of this information see The variable investment options.

Investment Risks
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Investment performance in the variable investment options may be unfavorable.
You could lose everything you invest and your policy could lapse without value if you do not pay additional premium. The rate of interest we declare for the fixed-rate option may decrease to the minimum guaranteed rate.

Amounts allocated to the fixed-rate option earn a set rate of interest. You earn interest on the total that you have invested in the fixed-rate option, including interest you have earned in previous years. Interest accrues daily at a minimum annual interest rate of 4%. GIAC sets the rate of interest for the fixed-rate option in its sole discretion, and you assume the risk that the rates we set might not exceed the minimum guaranteed rate. GIAC guarantees your principal and interest under this option.

CAN YOU TRANSFER THE MONEY IN YOUR POLICY AMONG DIFFERENT ALLOCATION OPTIONS?

To the extent that the money in your policy is not being held as collateral against a loan, you can transfer it among the variable investment options, and into the fixed-rate option, at any time. You may choose up to twenty allocation options at any time. We limit transfers out of the fixed-rate option. See The fixed-rate option.

DO YOU HAVE ACCESS TO THE MONEY YOU'VE INVESTED IN YOUR POLICY?

After your policy has been in force for one year, you may, within limits, make partial withdrawals of your policy's net cash surrender value. The net cash surrender value is your policy account value minus any surrender charges and policy debt.

Loan Risks
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Loans reduce the amount of policy account value available for withdrawal or surrender, or the amount we pay on the insured's death, by the amount of the indebtedness. Your policy may lapse if your indebtedness reduces the cash surrender value to zero. A loan also may have tax consequences.

You may also, within limits, borrow all or a portion of the loan value of your policy. There are risks associated with policy loans. When you take a policy loan, we transfer the amount of the loan out of the variable investment options and the fixed-rate option, and hold that amount in the Loan Account to serve as collateral. This loan collateral does not participate in the investment experience of those allocation options and the loan, therefore, can affect the policy value and death benefit over time whether or not the loan is repaid. Loans reduce the amount of your policy account value available for withdrawal or surrender, or the amount we pay on the insured's death, by the amount of any indebtedness. Your policy may lapse (terminate without value) if your indebtedness reduces the cash surrender value to zero. If you surrender the policy or allow it to lapse while a policy loan is outstanding, the amount of the loan, to the extent it has not previously been taxed, will be added to any amount you receive and taxed accordingly. See Policy loans and tax considerations for details.

Surrender and Withdrawal Risks
--------------------------------------------------------------------------------
The policy is designed to meet long-term financial goals. Surrenders and partial withdrawals may have tax consequences, and the charges associated with surrenders may play a role in determining whether your policy will lapse.

Finally, you may at any time surrender your policy for the net cash surrender value. After you surrender your policy, you no longer have insurance coverage. A surrender charge applies for 9 policy years after the issue date. An additional surrender charge will be applicable for 9 years from the date of any increase in the face amount of the policy. It is possible that you will receive no net cash surrender value if you surrender your policy in the first few policy years. You should purchase the policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the policy if you intend to surrender it or make partial withdrawals in the near future. We designed the policy to meet long-term financial goals. The policy is not suitable as a short term investment.


                                                          ----------------------
S U M M A R Y                                             P R O S P E C T U S  3
                                                          ----------------------

Even if you do not ask to surrender your policy, surrender charges and additional surrender charges may play a role in determining whether your policy will lapse (terminate without value), because surrender charges and additional surrender charges decrease the cash surrender value which is a measure we use to determine whether your policy will enter a grace period (and possibly lapse).

Surrenders and partial withdrawals may have tax consequences. See Surrendering your policy for details.

Tax Risks
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While there is some uncertainty about the application of federal tax law to the policy, we believe it is reasonable to conclude that increases in the value of your policy should not be taxed unless you make a withdrawal (or, in some cases, take a loan) or surrender your policy before the insured dies.

HOW IS YOUR POLICY AFFECTED BY TAXES?

We believe it is reasonable to conclude that your Park Avenue VUL policy will be treated as a life insurance contract under federal tax law. However, due to limited guidance, there is some uncertainty about the application of the federal tax law to the policy, particularly with respect to policies issued on an insured who does not meet our insurance requirements for standard coverage. Assuming that your policy qualifies as a life insurance contract for federal income tax purposes, you should not be deemed to be in constructive receipt of the policy account value until there is a distribution from the policy. Moreover, death benefits payable under a policy should be excludible from the gross income of the beneficiary. As a result, the beneficiary generally should not have to pay U.S. federal income tax on the death benefit, although some other taxes, such as estate taxes, may apply.

Depending on the total amount of premiums you pay, the policy may be treated as a modified endowment contract ("MEC") under federal tax laws. If a policy is treated as a MEC, then surrenders, partial withdrawals, and loans under the policy will be taxable as ordinary income to the extent there are earnings in the policy. In addition, an additional 10% tax may be imposed on surrenders, partial withdrawals, and loans taken before you attain age 59 1/2.
If the policy is not a MEC, distributions generally will be treated first as a return of basis or investment in the contract and then as taxable income. Moreover, loans will generally not be treated as distributions. Finally, neither distributions nor loans from a policy that is not a MEC are subject to the 10% additional tax. See Tax Considerations.

Policy changes
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With certain restrictions, you may:

o     request an increase or decrease in the face amount of your policy
o exchange your Park Avenue VUL Policy for a level premium fixed-benefit life insurance policy
o     cancel your policy after it has been issued

See accompanying text for details.

WHAT DEDUCTIONS AND CHARGES DO YOU HAVE TO PAY?

There are various deductions and charges associated with maintaining your Park Avenue VUL policy. These charges are set forth in the Charges and Deductions Tables and in the section titled Deductions and charges.

WHAT CHANGES CAN YOU MAKE TO YOUR POLICY?

Decreasing the face amount of the policy

On or after your first policy anniversary you may request a decrease in the face amount. The decrease must be at least $5,000, and the insured must be alive when we receive your request. The new face amount cannot be lower than GIAC's current minimum face amount. See Decreasing the face amount.

Increasing the face amount of the policy

On your first policy anniversary, and on each anniversary up to and including the anniversary nearest the insured's 70th birthday, you may request an increase in your policy's face amount. The increase is subject to evidence of insurability, and must be for at least $10,000. The amount of each increase will be treated as a separate policy segment, with its own


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4  P R O S P E C T U S                                             S U M M A R Y
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

underwriting class, cost of insurance rates, surrender charges, administrative charges, target premiums, and, during the first three policy years, minimum annual premium.

Exchanging your Park Avenue VUL policy for a fixed-benefit life insurance policy

You may exchange all or a portion of your Park Avenue VUL policy for a level premium fixed-benefit whole life insurance policy issued by GIAC or one of our affiliates by the later of the second policy anniversary or the insured's attained age 70. There may be a credit or a cost to be paid. See Special Features of your policy.

Canceling your policy after it has been issued

You may cancel your policy by returning it with a written cancellation notice to either our customer service office or the agent from whom you bought the policy. You must do this within:

o     10 days after you receive your policy, or

o     45 days after you sign the completed application for your policy.

Longer periods may apply in some states. Once we receive your notice, we will refund all of the premiums you paid, and your policy will be considered void from the beginning. See Your right to cancel your policy.

Could your policy lapse?
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Your policy may lapse if you don't pay enough policy premium or if you have excess policy debt.

COULD YOUR POLICY LAPSE?

Your policy may lapse if its net cash surrender value is less than zero after deducting the monthly deduction in a given month, and you do not make the required premium payment within 61 days of the time the monthly deduction is due.

For the first three years of your policy the No Lapse Guarantee ensures that your policy will not lapse, even if the net cash surrender value of your policy is insufficient to pay the policy's monthly deduction in a given month, so long as the No Lapse Guarantee Premium Test is met. See Premiums and No Lapse Guarantee.

Your policy may also lapse if you have not made a loan repayment 61 days after the monthly date on which the amount of any unpaid loans or interest exceeds your policy's cash surrender value.

We will warn you at least 30 days in advance if we see that your policy is in danger of lapsing. We will tell you the premium or the portion of your loan that you must pay in order to keep your policy in force, and will keep your policy in force if we receive the required payment when requested. See Grace Period.


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S U M M A R Y                                             P R O S P E C T U S  5
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

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CHARGES AND DEDUCTIONS TABLES
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The following tables describe the fees and expenses that are payable when buying, owning, and surrendering the policy. If the amount of the charge varies depending on the individual characteristics of the policyowner or insured -- such as age, sex, duration, face amount and underwriting class -- the tables below show the maximum and minimum charges we assess under the policy and the charges for a typical insured. The charges may not be typical of the charges you will pay. The first table describes the fees and expenses that are payable at the time that you buy the policy, surrender the policy, or transfer policy account value among the variable investment options and the fixed rate option.

                                                          TRANSACTION FEES
------------------------------------------------------------------------------------------------------------------------------------
                                                                                              Amount Deducted
                                                                 -------------------------------------------------------------------
          Charge                   When Charge is Deducted            Maximum Guaranteed Charge               Current Charge
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
Premium Charge               Upon each premium                   During each of the first 12        During each of the first 12
                             payment                             policy years, 8% of premiums       policy years, 8% of premiums
                                                                 in a policy year up to one         in a policy year up to one
                                                                 target premium and 4% of           target premium and 4% of
                                                                 premiums in that policy year in    premiums in that policy year in
                                                                 excess of one target premium.      excess of one target premium.
                                                                 After the 12th policy year, 4%     After the 12th policy year, 4%
                                                                 of premiums in a policy year       of premiums in a policy year
                                                                 up to one target premium.(1)       up to one target premium.
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Surrender Charge(2)
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Minimum first year           Upon full surrender or lapse        $2.70 per $1,000 of basic          $2.70 per $1,000 of basic sum
charge:                      of the policy within the first      sum insured                        insured
                             9 policy years after issuance
                             or within 9 policy years of
                             each increase in face amount.
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Maximum first year           Upon full surrender or lapse        $53.973 per $1,000 of basic        $53.973 per $1,000 of basic
charge:                      of the policy within the first      sum insured                        sum insured
                             9 policy years after issuance
                             or within 9 policy years of
                             each increase in face amount.
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Charge for a male,           Upon full surrender or lapse        $7.95 per $1,000 of basic          $7.95 per $1,000 of basic sum
non-smoker, issue            of the policy within the first      sum insured                        insured
age 35, in the preferred     9 policy years after issuance
plus underwriting            or within 9 policy years of
class, with a policy face    each increase in face amount.
amount of $400,000
in the first policy year
------------------------------------------------------------------------------------------------------------------------------------
Transfer Charge              Upon transfer                       $25 per transfer after the         None
                                                                 12th transfer in a policy year
------------------------------------------------------------------------------------------------------------------------------------

----------
(1) The amount of the target premium for a policy depends on the insured's age, underwriting class and sex (unless gender-neutral rates are required by law). The minimum amount of target premium for a non-substandard rated policy is $3.00 per $1,000 of face amount and the maximum amount for a non-substandard rated policy is $126.01 per $1,000 of face amount.

(2) The surrender charge decreases every year until it reaches 0% by the beginning of the 10th policy year following the initial face amount and each increase in face amount. Surrender charges vary based on the insured's age, sex, underwriting class and face amount for the initial face amount and each increase in face amount. The surrender charge shown in the table may not be representative of the charges you will pay. You can obtain more information about your surrender charge by contacting our customer service office


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6  P R O S P E C T U S                                             S U M M A R Y
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


The next table describes the fees and expenses that are payable periodically during the time that you own the policy, not including the fees and expenses of the underlying fund companies. "Optional Charges" are the charges we deduct if you choose to add optional benefits by rider.

------------------------------------------------------------------------------------------------------------------------------------
                                                          PERIODIC FEES(1)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                              Amount Deducted
                                                                 -------------------------------------------------------------------
          Charge                   When Charge is Deducted            Maximum Guaranteed Charge               Current Charge
------------------------------------------------------------------------------------------------------------------------------------
Cost of Insurance(2)
------------------------------------------------------------------------------------------------------------------------------------
Minimum first year           Monthly                             $0.06 per $1,000 of net            $0.03 per $1,000 of NAR
charge (non-                                                     amount at risk (NAR) for
substandard policy):                                             underwriting class preferred
                                                                 plus or preferred

                                                                 $0.10 per $1,000 NAR for
                                                                 underwriting class standard
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Maximum first year           Monthly                             $83.33 per $1,000 of NAR           $35.36 per $1,000 of NAR
charge (non-
substandard policy):
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Charge for a male,           Monthly                             $0.14 per $1,000 of NAR            $0.07 per $1,000 of NAR
non-smoker issue age
35, in the preferred
plus underwriting
class, with a policy face
amount of $400,000
------------------------------------------------------------------------------------------------------------------------------------
Mortality and                Monthly                             0.85% of the policy account        0.60% of the policy account
Expense Risk                                                     value in the variable invest-      value in the variable invest-
Charge                                                           ment options through the 12th      ment options through the 12th
                                                                 policy anniversary; after the      policy anniversary; after the
                                                                 12th policy anniversary, 0.65%     12th policy anniversary, 0.40%
                                                                 of the policy account value        of the policy account value in
                                                                 in the variable investment         the variable investment options,
                                                                 options, up to the policy's        up to the policy's account
                                                                 account value breakpoint, plus     value breakpoint, plus 0.20%
                                                                 0.45% on the amount in             on the amount in excess of
                                                                 excess of the policy's account     the policy's account value
                                                                 value breakpoint.(3)               breakpoint.(3)
------------------------------------------------------------------------------------------------------------------------------------
Policy Fee                   Monthly                             $7.50                              $7.50
------------------------------------------------------------------------------------------------------------------------------------
Administrative
Charge(4)
------------------------------------------------------------------------------------------------------------------------------------
Minimum Charge               Monthly for the first 12 policy     $0.03 per $1,000 of basic sum      $0.03 per $1,000 of basic sum
                             years after issuance and after      insured.                           insured.
                             each face amount increase
------------------------------------------------------------------------------------------------------------------------------------
Maximum Charge               Monthly for the first 12 policy     $0.75 per $1,000 of basic sum      $0.75 per $1,000 of basic sum
                             years after issuance and after      insured.                           insured.
                             each face amount increase
------------------------------------------------------------------------------------------------------------------------------------
Charge for a male,           Monthly for the first 12 policy     $0.10 per $1,000 of basic sum      $0.10 per $1,000 of basic sum
non-smoker, issue age        years after issuance and after      insured.                           insured.
35, in the preferred         each face amount increase
plus underwriting
class, with a policy
face amount of
$400,000
------------------------------------------------------------------------------------------------------------------------------------



                                                          ----------------------
S U M M A R Y                                             P R O S P E C T U S  7
                                                          ----------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                    PERIODIC FEES(1) (continued)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                              Amount Deducted
                                                                 -------------------------------------------------------------------
          Charge                   When Charge is Deducted            Maximum Guaranteed Charge               Current Charge
------------------------------------------------------------------------------------------------------------------------------------
Interest on Policy           Annually on your policy             5% annually on all outstand-       5% annually on all outstand-
Loans                        anniversary                         ing policy debt until the 20th     ing policy debt until the 20th
                                                                 policy anniversary; after the      policy anniversary; after the
                                                                 20th policy anniversary, 4.5%      20th policy anniversary, 4.5%
                                                                 for all outstanding and new        for all outstanding and new
                                                                 policy loans.                      policy loans.
------------------------------------------------------------------------------------------------------------------------------------
Charges for optional
policy benefits(5,6)
------------------------------------------------------------------------------------------------------------------------------------
Adjustable annual
renewable term
rider (AART)
------------------------------------------------------------------------------------------------------------------------------------
Minimum first year           Monthly                             $0.08 per $1,000 of AART rider     $0.03 per $1,000 of AART rider
charge                                                           face amount for underwriting       face amount.
                                                                 class preferred plus
                                                                 $0.06 per $1,000 of AART rider
                                                                 face amount for underwriting
                                                                 class preferred
                                                                 $0.10 per $1,000 of AART rider
                                                                 face amount for underwriting
                                                                 class standard
------------------------------------------------------------------------------------------------------------------------------------
Maximum first year           Monthly                             $83.33 per $1,000 of AART          $35.36 per $1,000 of AART
charge                                                           rider face amount for all          rider face amount.
                                                                 underwriting classes
------------------------------------------------------------------------------------------------------------------------------------
First year charge for a      Monthly                             $0.14 per $1,000 of AART rider     $0.07 per $1,000 of AART rider
male, non-smoker,                                                face amount                        face amount
issue age 35, in the
preferred plus under-
writing class, with an
AART face amount of
$400,000
------------------------------------------------------------------------------------------------------------------------------------
Accidental death
benefit rider (ADB)
------------------------------------------------------------------------------------------------------------------------------------
Minimum first year           Monthly                             $0.07 per $1,000 of ADB face       $0.07 per $1,000 of ADB face
charge                                                           amount                             amount
------------------------------------------------------------------------------------------------------------------------------------
Maximum first year           Monthly                             $0.12 per $1,000 of ADB face       $0.12 per $1,000 of ADB face
charge                                                           amount                             amount
------------------------------------------------------------------------------------------------------------------------------------
Charge for a male,           Monthly                             $0.07 per $1,000 of ADB face       $0.07 per $1,000 of ADB face
non-smoker, issue age                                            amount.                            amount.
35, in the preferred
plus underwriting class,
with a policy face
amount of $400,000
------------------------------------------------------------------------------------------------------------------------------------



----------------------
8  P R O S P E C T U S                                             S U M M A R Y
----------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                    PERIODIC FEES(1) (continued)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                              Amount Deducted
                                                                 -------------------------------------------------------------------
          Charge                   When Charge is Deducted            Maximum Guaranteed Charge               Current Charge
------------------------------------------------------------------------------------------------------------------------------------
Guaranteed
insurability option
rider (GIO)
------------------------------------------------------------------------------------------------------------------------------------
Minimum first year           Monthly                             $0.02 per $1,000 of GIO face       $0.02 per $1,000 of GIO face
charge                                                           amount                             amount
------------------------------------------------------------------------------------------------------------------------------------
Maximum first year           Monthly                             $0.30 per $1,000 of GIO face       $0.30 per $1,000 of GIO face
charge                                                           amount                             amount
------------------------------------------------------------------------------------------------------------------------------------
Charge for a male,           Monthly                             $0.09 per $1,000 of GIO face       $0.09 per $1,000 of GIO face
non-smoker, issue age                                            amount.                            amount.
35, in the preferred
plus underwriting class,
with a policy face
amount of $400,000
------------------------------------------------------------------------------------------------------------------------------------
Guaranteed                   Monthly                             $0.01 per $1,000 of Basic Sum      $0.01 per $1,000 of Basic Sum
coverage rider                                                   Insured, Additional Sum            Insured, Additional Sum
                                                                 Insured and AART.                  Insured and AART.
------------------------------------------------------------------------------------------------------------------------------------
Waiver of monthly
deductions rider
(WMD)
------------------------------------------------------------------------------------------------------------------------------------
Minimum first year           Monthly                             $0.01 per $1 of monthly            $0.01 per $1 of monthly
charge                                                           deductions                         deductions
------------------------------------------------------------------------------------------------------------------------------------
Maximum first year           Monthly                             $0.11 per $1 of monthly            $0.11 per $1 of monthly
charge                                                           deductions                         deductions
------------------------------------------------------------------------------------------------------------------------------------
Charge for a male,           Monthly                             $0.03 per $1 of monthly            $0.03 per $1 of monthly
non-smoker, issue age                                            deductions.                        deductions.
35, in the preferred
plus underwriting class,
with a policy face
amount of $400,000
------------------------------------------------------------------------------------------------------------------------------------
Disability benefit
rider (DBR)
------------------------------------------------------------------------------------------------------------------------------------
Minimum first year           Monthly                             $0.94 per $100 of face amount      $0.94 per $100 of face amount
charge
------------------------------------------------------------------------------------------------------------------------------------
Maximum first year           Monthly                             $9.67 per $100 of face amount      $9.67 per $100 of face amount
charge
------------------------------------------------------------------------------------------------------------------------------------
Charge for a male,           Monthly                             $2.30 per $100 of face amount      $2.30 per $100 of face amount
non-smoker, issue age
35, in the preferred
plus underwriting class,
with a policy face
amount of $400,000
------------------------------------------------------------------------------------------------------------------------------------



                                                          ----------------------
S U M M A R Y                                             P R O S P E C T U S  9
                                                          ----------------------

(1) Monthly fees are not deducted after the policy anniversary closest to the insured's 100th birthday.

(2) The cost of insurance charge varies based on the insured's age, policy duration, sex, underwriting class and face amount for the initial face amount and each increase in face amount. Any additional rating charges applicable to insureds who do not satisfy our insurance requirements for standard insurance are added to the cost of insurance charge. The cost of insurance charge shown may not be representative of the charges that you will pay. For more details, contact your registered representative.

(3) The "account value breakpoint" is equal to $100,000 less any policy account value allocated to the fixed-rate option available under the policy, but not less than zero.
(4) The administrative charge is based on the insured's age, sex, and underwriting class for the initial face amount and each increase in face amount. The administrative charge shown in the table may not be representative of the charges you will pay. For more details, contact your registered representative.
(5) There is no charge for the Select security rider or the Exchange of insureds rider.
(6) Charges for the Adjustable annual renewable term rider, the Accidental death benefit rider, the Guaranteed insurability option rider, the Waiver of monthly deductions rider, and the Disability benefit rider vary based on individual characteristics of the insured. The charges shown may not be representative of the charges that you will pay. For more details, contact your registered representative.

The next table describes the underlying mutual fund fees and expenses that you will pay periodically during the time that you own the policy. The table shows the minimum and maximum fees and expenses charged by any of the underlying mutual funds for the fiscal year ended 2003. More detail concerning these fees and expenses is contained in the prospectus for each underlying mutual fund.


Annual Underlying Mutual Fund Operating Expenses (expenses that are deducted from the assets of the underlying mutual funds)

                                                                  Minimum       Maximum

  Total Gross Annual Underlying Mutual Fund Operating Expenses
    (before applicable waivers and reimbursements)(1)              0.40%   --    1.82%


The fee and expense information regarding the underlying fund portfolios was provided by those portfolios.


-----------------------
10  P R O S P E C T U S                                            S U M M A R Y
-----------------------

The Park Avenue VUL policy diagram(1)
--------------------------------------------------------------------------------

POLICY PREMIUMS                         o-------------- Less ------> Premium charge
                 |
                 |
                 |
                 |

POLICY ACCOUNT VALUE

THE SEPARATE ACCOUNT
                                                                     Fund level expenses
THE MUTUAL FUNDS                         o------------- Less ------> Advisory fees and other expenses
(including any investment return)

Guardian Investor Services LLC
The Guardian Stock Fund
The Guardian VC Asset Allocation Fund
The Guardian VC High Yield Bond Fund
The Guardian VC 500 Index Fund
The Guardian VC Low Duration Bond Fund
The Guardian Small Cap Stock Fund
The Guardian Bond Fund
The Guardian Cash Fund
The Guardian UBS VC Large Cap Value Fund
The Guardian UBS VC Small Cap Value Fund

Guardian Baillie Gifford Limited
Baillie Gifford International Growth Fund
Baillie Gifford Emerging Markets Fund

Value Line, Inc.
Value Line Centurion Fund                                            Policy level expenses
Value Line Strategic Asset Management Trust  o--------- Less ------> Monthly deductions
                                                                     o Administrative charges
Gabelli Funds, LLC                                                   o Mortality and expense risk charge
Gabelli Capital Asset Fund                                           o Charge for the cost of insurance
                                                                     o Charge for additional insurance benefits
Davis Selected Advisers, LP
Davis Financial Portfolio
Davis Real Estate Portfolio
Davis Value Portfolio

Janus Capital Management LLC
Janus Aspen Mid Cap Growth Portfolio
Janus Aspen Capital Appreciation Portfolio
Janus Aspen Growth Portfolio
Janus Aspen Worldwide Growth Portfolio

Massachusetts Financial Services Company
MFS Emerging Growth Series
MFS Total Return Series
MFS Investors Trust Series
MFS Research Series
MFS New Discovery Series

A I M Advisors, Inc.
AIM V.I. Capital Appreciation Fund
AIM V.I. Premier Equity Fund
INVESCO VIF-Utilities Fund

Fidelity Managment & Research Company
Fidelity VIP Growth Opportunities Portfolio
Fidelity VIP Equity-Income Portfolio
Fidelity VIP Contrafund(R) Portfolio
Fidelity VIP Mid Cap Portfolio

Alliance Capital Management L.P.
AllianceBernstein Growth & Income Portfolio
AllianceBernstein Premier Growth Portfolio
AllianceBernstein Technology Portfolio
AllianceBernstein Value Portfolio

FIXED-RATE OPTION               LOAN ACCOUNT
(plus interest credited)        (plus loan interest account)

                                 o-------------------- Less-------> Transaction deductions
                                                                    o Surrender charge
---------------------------------------------
CASH SURRENDER VALUE
---------------------------------------------
                                 o-------------------- Less-------> Policy debt
---------------------------------------------
NET CASH SURRENDER VALUE
---------------------------------------------

--------------------------------------------------------------------------------

      (1) This diagram excludes the transfer charge which is not being imposed currently. Interest on policy debt and repayments of policy debt are also not reflected in the diagram.


                                                         -----------------------
S U M M A R Y                                            P R O S P E C T U S  11
                                                         -----------------------

--------------------------------------------------------------------------------
ABOUT THE PARK AVENUE VUL POLICY
--------------------------------------------------------------------------------

THIS SECTION provides detailed information about your policy. It explains your rights and responsibilities under the policy, and those of GIAC. Because the laws and regulations that govern the policy vary among the jurisdictions where the policy is sold, some of the policy's terms will vary depending on where you live. These terms of your policy will be outlined in the policy we send you.

--------------------------------------------------------------------------------

Issuing the policy
--------------------------------------------------------------------------------
A Park Avenue VUL insurance policy must have basic sum insured coverage of at least $100,000.

ISSUING THE POLICY

A Park Avenue VUL insurance policy must have basic sum insured coverage of at least $100,000 ($125,000 for the pension trust version of the policy). To issue a policy:

o the insured must be age 80 or under and meet our insurance requirements, and

o     you must live in a state or jurisdiction in which we offer the policy.

If you are interested in exchanging an existing policy for a Park Avenue VUL policy, we recommend that you speak with your lawyer or tax adviser first. Replacing your existing policy may not be advantageous.

Some jurisdictions do not allow insurance companies to provide different benefits based on the sex of the insured. For these jurisdictions we offer a version of the Park Avenue VUL policy with the same benefits for men and women.

Backdating your policy

Under certain circumstances we will backdate your policy if you ask us to, giving you a policy date up to six months before the application was actually signed. Backdating your policy will be allowed only if it would allow you to qualify for a lower premium because the insured was younger on an earlier policy date. On the date the policy is actually issued, we deduct the monthly deductions due from the backdated policy date to the issue date. We will not backdate a policy to a date before which the policy was available in the state of issue.


-----------------------
12  P R O S P E C T U S                            A B O U T  T H E  P O L I C Y
-----------------------

The Policyowner
--------------------------------------------------------------------------------
The policyowner is the person named on the application as the owner of the policy. You may own a policy jointly with more than one person. A policyowner does not have to be the insured.

THE POLICYOWNER

The policyowner is the person named on the application as the owner of the policy. You may own a policy jointly with more than one person. A policyowner does not have to be the insured. While the insured is living, only the policyowner named in our records has the right to exercise rights granted by the policy unless ownership of the policy has been assigned to someone else. Except for transfers, all of the policy's joint owners must approve policy transactions or changes in writing, including assigning ownership of the policy to someone else. When a joint policyowner dies, we will divide his or her share of the policy equally among the other policyowners, unless the deceased policyowner has indicated otherwise.


If you want to change the policyowner, you must request it in writing in a form acceptable to us. Your request must be signed and dated by all of the policyowners. The change will be made effective on the date your request was signed, but will not apply to any payments or actions taken before we receive your request. Changing the policyowner may have tax consequences.

If you are not the insured and die before the insured, your estate (or if there had been joint owners, the estate of the last surviving joint owner) becomes the policyowner, unless you have named someone to take over ownership of the policy (a successor owner). If you are both the policyowner and the insured, a successor owner may not be named, because the policy ends when you die.


The Beneficiary
--------------------------------------------------------------------------------
The beneficiary is the person you name to receive the proceeds when the insured dies.

THE BENEFICIARY

The beneficiary is the person you name to receive the proceeds when the insured dies. You can change the beneficiary until the insured dies. Also, you may name a 'contingent' beneficiary, who will receive the proceeds if the first beneficiary dies before the insured, or a second or 'concurrent' beneficiary, who will receive a portion of the proceeds when the insured dies. The beneficiary must live longer than the insured to qualify as a beneficiary, and has no rights under the policy until the insured dies. If the insured outlives all of the beneficiaries named in the policy, then the policyowner or the policyowner's estate becomes the beneficiary. If you want to change the beneficiary, you must give us your instructions in writing in a form acceptable to us. Your request must be signed and dated by all of the policyowners listed in our records. The change is made effective on the date your request was signed, but will not apply to any payments or actions taken before we receive your request.


                                                         -----------------------
A B O U T  T H E  P O L I C Y                            P R O S P E C T U S  13
                                                         -----------------------

--------------------------------------------------------------------------------
BENEFITS AND POLICY VALUES
--------------------------------------------------------------------------------

ADDITIONAL SUM INSURED

If you choose death benefit Option 1 at issue, you may purchase an additional sum insured under the policy. The additional sum insured provides a level death benefit to age 100. The amount of this coverage, if any, plus the basic sum insured are the two components of your policy's initial face amount. The minimum additional sum insured amount you can purchase is $25,000; the maximum amount cannot exceed 400% of the basic sum insured.

Coverage provided by the additional sum insured will be treated like coverage provided by the basic sum insured. In particular:

o it will be included in calculating whether the policy qualifies for lower cost of insurance rates;

o it will affect the minimum death benefit under Section 7702 of the Internal Revenue Code; and

o it will affect the calculation of premiums for determining whether the policy is a modified endowment contract.

See Deductions and charges; Death benefit options; and Tax considerations.

You should consider several factors in deciding whether to purchase coverage as basic sum insured or additional sum insured, including:

o The additional sum insured has no additional administrative charges or surrender charges.

o Cost of insurance rates for the additional sum insured are the same as for the basic sum insured.

o The target premium for the additional sum insured is less than the target premium for the same amount of basic sum insured.

o The amount of premium charges you will pay may be less if you purchase coverage as additional sum insured, rather than basic sum insured.

o If the coverage provided by the additional sum insured is greater than the coverage under the basic sum insured at issue, you cannot purchase the Guaranteed Coverage rider.

o If you purchase an additional sum insured, you may not purchase coverage under the adjustable annual renewable term insurance rider.

You may purchase additional sum insured coverage only at issue and only if you select Option 1. If you change your death benefit option at any time, we will terminate the additional sum insured. Once terminated, the additional sum insured cannot be reinstated.

The additional sum insured may not be available in all jurisdictions. Please check with your registered representative.


-----------------------
14  P R O S P E C T U S      B E N E F I T S   A N D   P O L I C Y   V A L U E S
-----------------------

NO LAPSE GUARANTEE

The No Lapse Guarantee ensures that your policy will not lapse, even if high surrender charges, poor investment performance, or excess policy debt mean that the net cash surrender value of your policy is not enough to pay the policy's monthly deductions on a monthly processing date. This guarantee is in effect for the first three years of your policy so long as the No Lapse Guarantee Premium Test is met.

To meet this test, as of the most recent monthly processing date, you must have paid at least as much into your policy (minus any withdrawals or policy debt) as the sum of minimum annual premiums up to this date, as stated on page 3 of your policy. To calculate your minimum annual premium for the current policy year, we multiply your minimum annual premium by a ratio equal to the number of completed policy months since the last policy anniversary plus 1, divided by 12.

If you increase the face amount of your policy after the first policy year, your minimum annual premium will change, which in turn changes the amount that you must contribute in order to meet the No Lapse Guarantee Premium Test. As of the most recent monthly processing date, you must have paid at least as much into your policy (minus any withdrawals or policy debt) as the original minimum annual premium for the period up to the increase, plus the new minimum annual premium for the period after the increase in your policy's face amount, multiplied by the ratio of the number of completed policy months since the increase plus 1 divided by 12.

If your policy does not meet the No Lapse Guarantee Premium Test, and the cash value is insufficient to cover the monthly deduction, you will have a 61-day grace period from that date to make a required premium payment or loan repayment if there is outstanding policy debt. If you do not make the required payment, the policy will lapse.

--------------------------------------------------------------------------------

Minimum death benefit

The minimum death benefit required under Section 7702 of the Internal Revenue Code on any monthly processing date is the policy account value multiplied by the death benefit factor shown in your policy on page 4.

--------------------------------------------------------------------------------

DEATH BENEFIT OPTIONS

You have a choice of three death benefit options with this policy. You should choose the death benefit option that best meets your insurance needs and investment objectives. If a fixed amount of insurance coverage and potentially lower monthly deductions best fit your needs you should choose Option 1. If you want the potential to increase the amount of your insurance coverage beyond your policy's face amount you should choose Option 2. If you want to recapture the premiums you have paid into the policy, you should choose Option 3.*

Option 1

Under Option 1, your death benefit on any monthly processing date prior to the policy anniversary nearest the insured's 100th birthday is the greater of:

o     the face amount; or

o the minimum death benefit required under Section 7702 of the Internal Revenue Code.


                                                         -----------------------
B E N E F I T S   A N D   P O L I C Y   V A L U E S      P R O S P E C T U S  15
                                                         -----------------------

Death benefit options
--------------------------------------------------------------------------------
You have a choice of three death benefit options with this policy. If a fixed amount of insurance coverage and potentially lower monthly deductions best fits your needs, you should choose Option 1. If you want the potential to increase the amount of your insurance coverage beyond your policy's face amount you should choose Option 2. If you want to recapture the premiums you have paid into the policy, you should choose Option 3. See accompanying text for details.

Under this option, if your investments perform well or you contribute more than the minimum annual premium and the policy account value increases by a sufficient amount, then the net amount at risk will be lower. When this happens, the amount that we deduct for the cost of insurance charges each month may also go down.

Option 2

Under Option 2, your death benefit on any monthly processing date prior to the policy anniversary nearest the insured's 100th birthday is the greater of:

o     the face amount plus the policy account value, if positive, or

o the minimum death benefit required under Section 7702 of the Internal Revenue Code.

Under this option, your death benefit will vary based on your investment performance and the premiums you pay. Even if your investments perform poorly, your death benefit will never be lower than the face amount. The net amount at risk will not change unless we have to increase the death benefit to comply with
Section 7702 of the Internal Revenue Code.

Option 3

Under Option 3, your death benefit on any monthly processing date prior to the policy anniversary nearest the insured's 100th birthday is the greater of:

o     the face amount plus net accumulated premiums, or

o the minimum death benefit required under Section 7702 of the Internal Revenue Code.

Under this option, as under Option 1, if your investments perform well, or you contribute more than the minimum annual premium, then the net amount at risk will generally be lower. When this happens, the amount that we deduct for the cost of insurance charges each month may also go down.

Regardless of which option you choose, after the policy anniversary closest to the insured's 100th birthday the death benefit is the policy account value. The tax consequences of continuing the policy beyond the insured's 100th birthday are unclear. You should consult a tax adviser for more information.

If you make a partial withdrawal from your policy between the most recent monthly processing date and the death of the insured, the death benefit under all options will be reduced by the amount of your withdrawal. Under Option 3, the death benefit will be increased by the amount of any premium paid between the most recent monthly processing date and the date of death of the insured.


-----------------------
16  P R O S P E C T U S      B E N E F I T S   A N D   P O L I C Y   V A L U E S
-----------------------

To qualify as insurance under the Internal Revenue Code, all three options must pay at least the minimum death benefit required under Section 7702. We calculate this minimum using one of two methods: the Cash Value Accumulation Test (Cash Value Test) or the Guideline Premium and Cash Value Corridor Test (Guideline Premium Test). You decide which method you want used when you complete your application. Once you've made your choice, you cannot change it.

Here are some general guidelines for choosing between the Cash Value Test and the Guideline Premium Test:

Test Advantages
--------------------------------------------------------------------------------
Cash Value Test                                      Guideline Premium Test
--------------------------------------------------------------------------------
o allows you to make larger                o allows greater proportion of
  premium payments than the                  policy account value relative
  Guideline Premium Test                     to death benefit than under the
                                             Cash Value Test
--------------------------------------------------------------------------------
o increases the death benefit earlier      o develops larger policy account
  than the Guideline Premium Test            values due to lower death benefits
--------------------------------------------------------------------------------

The minimum death benefit required on any monthly processing date is equal to the policy account value on that date multiplied by the death benefit factor shown in your policy. These death benefit factors vary depending on whether you have selected the Cash Value Test or the Guideline Premium Test.

CHANGING YOUR DEATH BENEFIT OPTION

On any policy anniversary you may change your death benefit option, as long as the insured is alive when we make the change. You must send us your instructions in writing at our customer service office. Such changes take effect on the policy anniversary following or coinciding with our receipt of the request. Changing the death benefit option may have adverse tax consequences. You should consult a tax adviser before doing so.

If you change the death benefit option, we will change the policy's face amount to keep the death benefit the same immediately before and after the change.

We will not permit any change if it results in a reduction of the face amount below our minimum face amount, currently $100,000. We will not approve any request to change the option if monthly deductions are being waived under the waiver of monthly deductions rider and we will not approve any request to change from Option 1 or Option 2 to Option 3.

Any increase is applied directly to the initial face amount. A decrease reduces coverage in the same manner as a requested face amount decrease. See Decreasing the face amount.

We won't deduct a surrender charge or impose new surrender charges in connection with changes in the death benefit option.


                                                         -----------------------
B E N E F I T S   A N D   P O L I C Y   V A L U E S      P R O S P E C T U S  17
                                                         -----------------------

PAYING THE DEATH BENEFIT

We will pay a death benefit to the beneficiaries named in your policy when we receive proof that the insured has died while the policy was in effect. If there is reason to dispute the policy, then we may delay the payment of death benefits. See Limits to GIAC's right to challenge a policy.

POLICY VALUES

The following is a detailed breakdown of how we calculate the different values associated with your policy.

Amounts in the Separate Account

Any net premiums that you allocate or transfer to a variable investment option are used to buy shares in the mutual fund corresponding to the variable investment option, according to your instructions. We will sell these shares when you make a withdrawal, transfer or take a policy loan, or when we withdraw your monthly deduction, or make dollar cost averaging transfers. Based on the value of each share on the transaction date, we will sell the number of shares needed to cover the cost of that transaction. To reflect how investment performance affects policy account value, we determine a unit value for each variable investment option. Unit values will vary among variable investment options. To calculate the value of your investment in a particular variable investment option, multiply the unit value of the option by the number of units you own. Unit values change based on the investment performance of mutual fund shares. We calculate the unit value for each variable investment option at the end of each business day. Note that you bear all risks associated with the investments in the Separate Account.

Policy account value

Your policy account value is the total value of the investments held in your policy. This includes the value of your allocations to the fixed-rate and variable investment options, and any policy values that may be in the Loan Account or the Loan Interest Account as collateral for a policy loan. It is calculated as:

o     net premiums that you contribute to your policy; plus or minus

o any profit or loss generated by your policy account value in the variable investment options; plus

o any interest you earn on allocations to the fixed-rate option or interest we credit on the Loan Account and the Loan Interest Account; minus

o     your total monthly deductions; minus

o     any partial withdrawals you've made, minus

o     any transfer charges.

Policy account value varies from day to day. We do not guarantee a minimum policy account value.


-----------------------
18  P R O S P E C T U S      B E N E F I T S   A N D   P O L I C Y   V A L U E S
-----------------------

Cash surrender value and net cash surrender value
--------------------------------------------------------------------------------
Cash surrender value is the policy account value minus any surrender charges. There are no surrender charges after your policy or any face amount increase has been in effect for 9 years. Net cash surrender value is the amount you would actually receive if you surrendered your life insurance policy.

Cash surrender value and net cash surrender value

Cash surrender value is the policy account value minus any surrender charges. There are no surrender charges after your policy or any face amount increase has been in effect for 9 years. Net cash surrender value is the amount you would actually receive if you surrendered your life insurance policy. It is your policy account value minus any surrender charges and policy debt.

The value of any investments in the variable investment options may increase or decrease daily depending on how well the investments perform. A combination of partial withdrawals, policy loans, unfavorable investment performance, surrender charges and the ongoing monthly deduction can cause a policy's net cash surrender value to drop below zero. Even if this happens, the policy will not lapse during the first three policy years if the No Lapse Guarantee is in effect and the No Lapse Guarantee Premium Test is satisfied. See No Lapse Guarantee. Certain rider benefits available under the policy may also prevent your policy from lapsing. See Appendix B.


                                                         -----------------------
B E N E F I T S   A N D   P O L I C Y   V A L U E S      P R O S P E C T U S  19
                                                         -----------------------

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PREMIUMS, DEDUCTIONS AND CHARGES
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Premiums

Your policy will take effect once you have paid your initial premium, but not before your policy's issue date. Once it has taken effect you decide the amount of your premium payments and when you want to make them. However, your premiums must meet certain requirements for your policy to remain in force.

Your initial premium must equal at least one sixth of your minimum annual premium. The minimum annual premium is outlined in your policy, and is used to calculate your initial premium and compliance with the No Lapse Guarantee Premium Test. If the policy is to be issued based on premium payments made through a pre-authorized checking plan (i.e., Guard-o-matic), the initial premium must equal two pre-authorized payments.

When you set up your policy, you must choose a planned premium. This is the premium that you intend to pay periodically. We will send you a reminder when your planned premium is due, annually, semi-annually or quarterly, as requested unless you are paying your premiums through a pre-authorized checking plan. You are under no obligation to pay this premium as long as the net cash surrender value is sufficient to pay the monthly deduction when due.

All premiums must be paid to GIAC's customer service office. Each premium you pay must be at least $100, unless you are paying through a pre-authorized checking plan, in which case each premium must be at least $25. GIAC reserves the right, from time to time, to establish administrative rules that set forth acceptable forms of premium payments. Premium payments that are not deemed acceptable under these rules will be returned to the policyowner and not credited to the policy. No premiums may be paid after the policy anniversary closest to the insured's 100th birthday.

We may limit the amount that you can pay into your policy, including refusing or refunding premiums you pay, to attempt to preserve your policy's treatment as life insurance under federal tax laws.

Under the guideline premium test, the maximum premium we will accept in any policy year is the greatest amount that will not violate Section 7702. We will refund to you any portion of a premium payment that violates these section 7702 limits with interest at an annual rate of 6% within 60 days of receipt of such premium.

Under the cash value accumulation test, we will accept any premium that does not result in an increase in the death benefit as a result of Section 7702. If a premium would cause an increase in the death benefit under Section 7702, we will accept the payment provided the total of premium payments in a policy year does not exceed the greater of:

o     150% of your policy's target premium, or

o the lesser of 400% of the target premium and 125% of your largest premium amount paid in the past three policy years.


-----------------------                  P R E M I U M S ,   D E D U C T I O N S
20  P R O S P E C T U S                                    A N D   C H A R G E S
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

If you do not meet these tests, we may still accept your premium payment if you prove that the insured meets our insurance requirements.

We will refund any portion of a premium payment that exceeds these limits.

Crediting payments

When you make a payment towards your policy, we will credit it according to your instructions. If you do not provide specific instructions, we will use the payment:

o     first to repay any policy debt

o     then, as a premium payment.

We normally credit your payment and allocate the net premium as of the business day we receive it, as long as we receive it at our customer service office by the close of the business day, which is 4:00 p.m. New York time. However, any payments that we receive before your policy has been issued will be held and credited on the policy issue date, and any payments that we receive after your policy has been issued that require additional underwriting will be held and credited as of the date the underwriting process is complete.

See How your premiums are allocated and Policy loans for specific information on how your payments are distributed among the fixed-rate and variable investment options.

Investing net premiums
--------------------------------------------------------------------------------
When you make a payment towards your policy, the amount that remains after we deduct the premium charge is the net premium. We invest your net premiums according to your instructions. When net premiums have been invested, they become part of your policy account value.

How your premiums are allocated

When you make a payment towards your policy, the amount that remains after we deduct the premium charge (see Deductions and charges) is the net premium. We invest your net premiums in the fixed-rate and/or variable investment options according to your instructions. When net premiums have been invested they become part of your policy account value.

As part of your initial application, you tell us how you would like your net premiums distributed among the various allocation options. The percentage you choose for each allocation option must be in whole numbers, and the total must equal 100%. You may change how your net premiums are invested at any time by telling us in writing at our customer service office or by calling 1-800-441-6455. Before you can request a future allocation change by telephone, you must first establish a Personal Identification Number (PIN). You can establish a PIN by sending us an executed Telephone Fund Transfer/Premium Allocation Change Form. Contact your Registered Representative or call 1-800-441-6455 to obtain a copy of this form. The change will be effective on and after the date we receive your instructions at our customer service office, but will not affect any existing policy values. To change the allocation of these amounts, you must effect a transfer. See Transfers between the investment options.


P R E M I U M S,  D E D U C T I O N S                    -----------------------
A N D   C H A R G E S                                    P R O S P E C T U S  21
                                                         -----------------------

Currently you may invest your net premiums and policy account value in up to 20 different allocation options, although we reserve the right to change this number from time to time.

Default

During the first three years of your policy, it is protected from lapsing by the No Lapse Guarantee as long as the No Lapse Guarantee Premium Test is met. This feature guarantees that your policy will not lapse, even if its net cash surrender value is not enough to pay your policy's monthly deduction on a monthly processing date. See No Lapse Guarantee.

If your policy does not meet this test, and your net cash surrender value isn't enough to cover your monthly deduction (or you have borrowed too much-see below), you will have a 61-day grace period to make a required payment. We will tell you that your policy is in danger of lapsing, and the premium payment or loan repayment you must pay to keep it from lapsing, at least 30 days before the end of this grace period. If you must make a premium payment, the premium required will be the lesser of (i) the amount of the deficiency in the net cash surrender value, plus three times your policy's current monthly deduction or
(ii) the amount necessary for your policy to meet the no lapse Guarantee Premium Test, plus one quarter of the minimum annual premium. If we do not receive the requested payment by the end of the 61-day grace period, the policy will lapse.

After the No Lapse Guarantee has ended, your policy will go into default if its net cash surrender value is less than the monthly deduction due at each monthly processing date. We will give you a 61-day grace period from the date of default to make a required payment. We will tell you that your policy is in danger of lapsing, and the premium or loan repayment you must pay to keep it from lapsing, at least 30 days before the end of this grace period. The required premium will be an amount equal to the difference between the monthly deduction due and the net cash surrender value, plus three times your policy's current monthly deduction.

If we do not receive the required payment by the end of the 61-day grace period, your policy will lapse without value.


Your policy will also go into default if the amount of any unpaid policy loans and interest, which is your policy debt, exceeds the value of the investments in your policy, minus any surrender charges. We will then tell you that a loan repayment is required. Your policy will lapse 61 days from the default date if you do not make the required loan repayment. The required repayment will be the amount by which policy debt exceeds cash surrender value. If the insured dies after we have mailed our notice that a loan repayment is due, but before the 61-day grace period is up, we will pay the beneficiary the policy's death proceeds minus the unpaid policy debt.


Once your policy has lapsed, it cannot be reinstated.


-----------------------                  P R E M I U M S ,   D E D U C T I O N S
22  P R O S P E C T U S                                    A N D   C H A R G E S
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

DEDUCTIONS AND CHARGES

GIAC makes various deductions and charges that are required to maintain your Park Avenue VUL policy. These charges cover certain costs we incur with respect to the policies, including:


o the cost of underwriting, issuing and maintaining the policies, including preparing and sending billing notices, reports and policyowner statements, communications with insurance agents and other overhead costs.


o the risk that those insured under the policies may not live as long as we estimated when we issued the policy, and our administrative expenses may also be higher than expected.

o the cost of paying death benefits, especially in the early policy years when the policy account value may be far below the death benefit we pay if the insured dies.

o our sales and promotional expenses, commissions, and local, state and federal taxes. You may not claim the portion of these charges used to pay taxes as a federal income tax deduction.

The amount of a charge does not necessarily correspond to our costs in providing the service or benefits associated with a particular policy. For example, the premium charge and the surrender charge may not cover all of our actual sales expenses for the policies, and proceeds from other charges, including the mortality and expense risk charge and cost of insurance charges, may be used in part to cover sales expenses. There may be a guaranteed, or maximum, charge and a current charge. The guaranteed or maximum charge is the most that we can charge you for a particular item. The current charge is what we are now charging for that item. We have the right to increase the current charge up to the maximum charge. We will tell you if we increase these charges. Once deductions and charges are taken from your policy they do not contribute to the value of your policy.

All of the deductions and charges are summarized and explained below. Contact our customer service office for more information about the deductions and charges. For information regarding compensation paid for the sale of the policies, see Distribution of the policy.

TRANSACTION FEES

Premium charge

During each of the first 12 policy years after issue or after an increase in coverage, a charge of 8% is deducted from each premium you pay until you have paid one target premium in a policy year and 4% is deducted from premiums paid in excess of the target premium. After the 12th year, this charge drops to 4% for premiums paid in a policy year until you have paid one target premium in a policy year and no charge for premiums paid in excess of one target.


P R E M I U M S,  D E D U C T I O N S                    -----------------------
A N D   C H A R G E S                                    P R O S P E C T U S  23
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


Your policy has a separate target premium for the initial face amount and for any additional coverage you have added through any increase in face amount (each separate face amount increase is referred to as a policy segment). The target premium amount depends upon the insured's age, underwriting class and sex (unless gender-neutral rates are required by law). The premium charge will be applied in the order that these policy segments were issued. In order to calculate your premium charge, we will allocate each premium you pay as follows:


o first to your policy's initial face amount, up to the target premium for that amount


o then to any policy segments that are in force, in the order that they were purchased, up to the target premium for each policy segment


o then proportionately, based on the target premium, among the initial face amount and any policy segments that are in force.

Surrender charge

During the first 9 policy years of the initial face amount and each policy segment, we impose a surrender charge if you:

o     surrender your policy, or

o     let your policy lapse.

We do not reduce or deduct the surrender charge upon a change in death benefit option or upon a partial withdrawal. In addition, we do not reduce or deduct the surrender charge if you reduce or eliminate your coverage under a term rider, or reduce your face amount. The surrender charge shown on page 3 of your policy remains in effect until you either surrender your policy for its net cash surrender value or the policy lapses, at which time the surrender charge will be deducted, or until the expiration of the applicable surrender charge period.

This charge is a flat rate for every $1,000 of your policy's basic sum insured. The rate declines proportionally each year until it is zero after nine years. We will make this deduction from your policy account value invested in the variable investment options, until these are exhausted, and then from your fixed-rate option.

The first year surrender charge varies from $2.700 to $53.973 per $1,000 of the basic sum insured, depending on the insured's age when the policy started, sex and underwriting class.

A separate surrender charge is also calculated for each new policy segment, based on the coverage it provides and the insured's age, sex, underwriting class and face amount when it was added to your policy. This means that the total surrender charges under your policy will be the sum of the different surrender charges for your initial face amount and each policy segment. The surrender charge compensates us for administrative and sales-related expenses.


-----------------------                  P R E M I U M S ,   D E D U C T I O N S
24  P R O S P E C T U S                                    A N D   C H A R G E S
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

After we deduct any applicable surrender charge, a policy's net cash surrender value may be zero, particularly in the early policy years.

Transfer charge

You may transfer your policy account value among the allocation options. If you make more than 12 transfers within a policy year, we reserve the right to charge you $25 for each additional transfer. We will deduct the transfer charge from the allocation options from which you are making the transfer, and will use this amount for our processing costs.

We will not deduct a transfer charge when:

o you make multiple transfers under your policy's dollar cost averaging feature

o     you transfer amounts as part of taking or repaying a policy loan, or

o you transfer amounts out of a variable investment option because the investment policies of the corresponding mutual fund have materially changed.

We do not currently deduct transfer charges.

Monthly deductions
--------------------------------------------------------------------------------
We deduct from the policy account value, on the same date each month, amounts for administrative costs, the cost of insuring the insured, the mortality and expense risk charge and any riders. These deductions are made proportionately from your investments in the fixed-rate and variable investment options.

PERIODIC FEES

Monthly deductions from the policy account value

We deduct from the policy account value, on the same date each month, amounts to cover administrative costs, the cost of insuring the insured, the mortality and expense risk charge and the cost of any riders. These deductions are made proportionately from your policy account value in the fixed-rate and variable investment options. We do not make these monthly deductions after the policy anniversary closest to the insured's 100th birthday.

Administrative charges

We deduct a monthly charge of $7.50.

We also deduct a monthly charge based on the basic sum insured portion of the face amount on each monthly processing date for the first 12 policy years after issue or after any increase in face amount. The amount of this charge depends on the insured's age, sex and underwriting class when the policy is issued or the face amount is increased. This charge is not reduced if you decrease your face amount.

The charge will range from $0.03 to $0.75 per $1,000 of the basic sum insured. Your policy's charge is set forth in your policy.


P R E M I U M S,  D E D U C T I O N S                    -----------------------
A N D   C H A R G E S                                    P R O S P E C T U S  25
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

Mortality and expense risk charge

We deduct this charge based on the policy account value in the variable investment options. Through the twelfth policy anniversary, we deduct a monthly charge at a current annual rate of 0.60% of the policy account value in the variable investment options. Starting in the thirteenth policy year, we deduct a monthly charge at a current annual rate of 0.40% of the policy account value in the variable investment options, up to the account value breakpoint, and 0.20% on the amount in excess of the account value breakpoint. The account value breakpoint is equal to $100,000 less any policy account value allocated to the fixed-rate option, but not less than zero. This charge is guaranteed never to exceed the current charge stated above plus 0.25% of the policy account value.

Cost of insurance charge
--------------------------------------------------------------------------------
This charge allows us to pay death benefits, especially in the early policy years when the policy account value is far below the death benefit we pay if the insured dies.

Cost of insurance charge

This charge is based on our cost of insurance rates for insured people of the same age, sex, duration, face amount, including coverage under the adjustable annual renewable term rider, and underwriting class. Any additional rating charges which are applied to the insured because he or she does not satisfy our insurance requirements for standard insurance are added to the cost of insurance charge. The maximum that we can charge for each $1,000 of net amount at risk is set out in your policy and is based on the 1980 Commissioners' Standard Ordinary Mortality Tables published by the National Association of Insurance Commissioners. The cost of insurance rate generally increases as the insured gets older. Rates are currently lower for policies with a face amount including any adjustable annual renewable term coverage at least equal to $500,000. If the policy is eligible for the lower rates, they will apply to the initial face amount and all policy segments. Our current cost of insurance rates are lower than the guaranteed maximum.


We calculate the cost of insurance charge by multiplying your policy's net amount at risk each month by the current cost of insurance rate that applies to the insured, and dividing the result by $1,000. The net amount at risk reflects the difference between the death benefit and the policy account value. The net amount at risk is affected by investment performance, loans, payments of premiums, fees and charges under the policy, death benefit option chosen, partial withdrawals, and decreases in face amount. Your policy's cost of insurance charge is calculated before the calculation of the administrative charges, the mortality and expense risk charge and the cost of any additional benefit riders. A cost of insurance charge is determined separately for the basic sum insured, additional sum insured, each policy segment, and any adjustable annual renewable term coverage.


After the first policy year, we may change the cost of insurance rates prospectively, at our discretion, up to the guaranteed maximum rate listed in your policy.


-----------------------                  P R E M I U M S ,   D E D U C T I O N S
26  P R O S P E C T U S                                    A N D   C H A R G E S
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

Charges for additional insurance benefits

If you acquire additional insurance benefits by buying one or more riders to the policy, we will deduct rider costs. We deduct these from the policy account value monthly. Any charges applicable to your policy will be indicated in the "Policy Data" section of your policy.

Other deductions from policy account value

Interest on policy loans

If you have outstanding policy debt, we charge simple interest that accrues daily at an annual rate of 5%, payable in arrears until the 20th policy anniversary. After this the annual rate falls to 4.5% for all existing and new policy loans. Interest accrues daily and is due on each policy anniversary. If you do not pay the interest on your loan when it is due, the amount will be capitalized and added to the Loan Account. We transfer the required amount from the Loan Interest Account to the Loan Account. If the amount in the Loan Interest Account is not sufficient to cover the loan interest due, any deficiency will be transferred proportionately from the amounts in the variable investment options and the fixed-rate option.

Deductions from the Separate Account

We have the right to charge the Separate Account, the account through which we invest your premiums in the variable investment option, for any federal, state or local income taxes relating to the Separate Account. We also have the right to impose additional charges if there is a change in our tax status, if the income tax treatment of variable life insurance changes for insurance companies, or for any other tax-related charges associated with the Separate Account or the policies. We don't currently charge for taxes attributable to the Separate Account.

Deductions from mutual funds

Daily deductions are made from the assets of the mutual funds to cover advisory fees and other expenses. As a result, you pay these fees and expenses indirectly. These expenses, which vary from year to year, are summarized in the Charges and deductions tables of this prospectus and described in more detail in each fund's prospectus.


P R E M I U M S,  D E D U C T I O N S                    -----------------------
A N D   C H A R G E S                                    P R O S P E C T U S  27
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YOUR ALLOCATION OPTIONS
--------------------------------------------------------------------------------

AS PART OF YOUR POLICY you are able to direct where a portion of your premiums are allocated. There are several variable investment options and a fixed-rate option. You may choose up to 20 allocation options at any time.

THE VARIABLE INVESTMENT OPTIONS

The variable investment options give you the opportunity to invest a portion of your net premiums, indirectly, in a series of mutual funds offering variable rates of return. The value of your investments will vary depending on the performance of the mutual funds. There is no minimum guaranteed policy account value for the portion of your policy that is held in the variable investment options.

The Separate Account


The Separate Account is the account through which we invest your net premiums in the variable investment options. We are the record owner of the assets in the Separate Account, and use them exclusively to support the variable life insurance policies issued through the Separate Account. The Separate Account consists of 31 investment divisions, each corresponding to a mutual fund in which the Separate Account invests. The Separate Account was established by GIAC's Board of Directors on September 23, 1999 under the insurance law of the state of Delaware, and meets the definition of a separate account under the federal securities laws. Our Separate Account is registered with the SEC as a unit investment trust - a type of investment company under the Investment Company Act of 1940 (the 1940 Act). Registration under the 1940 Act does not involve any supervision by the SEC of the investment management or programs of the Separate Account or GIAC. However, both GIAC and the Separate Account are subject to regulation under Delaware law. GIAC is also subject to the insurance laws and regulations of all states and jurisdictions where the company is authorized to do business.


Income, gains and losses, whether or not realized, from assets allocated to the Separate Account will be credited to or charged against the Separate Account without regard to our other income, gains or losses. Income, gains or losses credited to, or charged against, a variable investment option reflect that variable investment option's investment performance and not the investment performance of our other assets. GIAC owns the assets held in the Separate Account. The assets equal to the reserves and other liabilities of the Separate Account are used only to support the variable life insurance policies issued through the Separate Account. Delaware insurance law provides that these assets may not be used to satisfy liabilities arising from any other business that GIAC may conduct. This means that the assets supporting policy account values maintained in the variable investment options are not available to meet the claims of GIAC's general creditors. GIAC may also retain in the Separate Account assets that exceed the reserves and other liabilities of the Separate Account. Such assets can include GIAC's direct contributions to the Account, accumulated charges for mortality and expense risks or the investment results attributable to GIAC's retained assets. Because such


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28  P R O S P E C T U S            Y O U R   A L L O C A T I O N   O P T I O N S
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

retained assets do not support policy account values, GIAC may transfer them from the Separate Account to its general account.

Each mutual fund is described briefly below. Complete information can be found in the accompanying fund prospectuses.

The Funds

Each of the funds corresponding to a variable investment option is either an open-end management company or a series of an open-end management company registered with the Securities and Exchange Commission. We buy and sell shares of the funds at their net asset value in response to your instructions and other policy-related transactions.


Currently, other investment products that we and other insurers offer are also able to invest in certain of the mutual funds through the Separate Account. While the Board of Directors of each fund monitors activities in an effort to avoid or correct any material irreconcilable conflicts arising out of this arrangement, we may also take actions to protect the interests of our policyowners. For more information see Rights reserved by GIAC, and the prospectuses for the individual mutual funds.


Investment objectives and policies of the funds

Each fund has a different investment objective that it tries to achieve by following certain investment policies. These objectives affect the potential risks and returns for each fund, and there is no guarantee that a fund will be able to meet its investment objectives fully. Some funds have similar investment objectives and policies to other funds managed by the same adviser. The investment results of the funds, however, may be higher or lower than the adviser's other funds. There is no assurance, and we make no representation, that the performance of any fund will be comparable to the performance results of any other fund.


The table below summarizes each fund's investment objective, along with the typical investments that make up that fund. There is no assurance that any of the funds will achieve its stated objective(s). For example, during extended periods of low interest rates, the yields of money market variable investment options may become extremely low and possibly negative. You can find more detailed information about the funds, including a description of risks and expenses, in the prospectuses for the funds that accompany this prospectus. You should read these prospectuses carefully and keep them for future reference. The AIM, AllianceBernstein, Davis, Fidelity, Gabelli, INVESCO, Janus, MFS, and Value Line funds are not affiliated with GIAC.



                                                         -----------------------
Y O U R   A L L O C A T I O N   O P T I O N S            P R O S P E C T U S  29
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

Variable investment options


Fund                             Investment objectives               Typical investments                    Investment Adviser
-----------------------------------------------------------------------------------------------------------------------------------
The Guardian Stock Fund          Long-term growth of capital         U.S. common stocks
----------------------------------------------------------------------------------------------------------
The Guardian VC 500 Index        Seeks to match the investment       Common stocks of companies
Fund                             performance of the Standard &       in the S&P Index, which
                                 Poor's 500 Composite Stock          emphasizes large U.S. Companies
                                 Price Index ("the S&P Index")
----------------------------------------------------------------------------------------------------------
The Guardian VC Asset            Long-term total investment          Shares of The Guardian VC 500 Index
Allocation Fund                  return consistent with moderate     Fund, The Guardian Stock Fund,
                                 investment risk                     The Guardian Bond Fund, and            Guardian Investor
                                                                     The Guardian Cash Fund                   Services LLC
                                                                                                            7 Hanover Square
----------------------------------------------------------------------------------------------------------  New York, NY 10004
The Guardian VC High Yield       Current income; capital             Corporate bonds and other debt
Bond Fund                        appreciation is a secondary         securities rated below investment
                                 objective                           grade
----------------------------------------------------------------------------------------------------------
The Guardian VC Low              Seeks a high level of current       Investment grade debt obligations,
Duration Bond Fund               income consistent with              such as corporate bonds,
                                 preservation of capital             mortgage-backed and asset-backed
                                                                     securities and obligations of the
                                                                     U.S. government and its agencies
-----------------------------------------------------------------------------------------------------------------------------------
The Guardian UBS VC Large        Seeks to maximize total return,     Normally, at least 80% of the value
Cap Value Fund                   consisting of capital               of the Fund's net assets is invested   Guardian Investor
                                 appreciation and current income     in equity securities issued by com-     Services LLC (Adviser)
                                                                     panies with large market capitali-     7 Hanover Square
                                                                     zation at the time of purchase         New York, NY 10004
----------------------------------------------------------------------------------------------------------
The Guardian UBS VC Small        Seeks to maximize total return,     Normally, at least 80% of the value    UBS Global Asset
Cap Value Fund                   consisting of capital               of the Fund's net assets is invested   Management (Americas)
                                 appreciation and current income     in equity securities issued by com-    Inc. (Sub-adviser)
                                                                     panies with small market capitali-     One North Wacker Drive
                                                                     zation at the time of purchase         Chicago, Illinois 60606
-----------------------------------------------------------------------------------------------------------------------------------
The Guardian Bond Fund           Maximum income without undue        Investment grade debt obligations
                                 risk of principal; capital                                                 Guardian Investor
                                 appreciation is a secondary                                                  Services LLC
                                 objective                                                                  7 Hanover Square
----------------------------------------------------------------------------------------------------------  New York, NY 10004
The Guardian Cash Fund           High level of current income        Money market instruments
                                 consistent with liquidity and
                                 preservation of capital
-----------------------------------------------------------------------------------------------------------------------------------
Baillie Gifford International    Long-term capital appreciation      Common stocks and convertible          Guardian Baillie Gifford
Growth Fund                                                          securities issued by foreign             Limited (Adviser)
                                                                     companies                              Baillie Gifford Overseas
----------------------------------------------------------------------------------------------------------    Limited (Sub-adviser)
Baillie Gifford Emerging         Long-term capital appreciation      Common stocks and convertible          Calton Square, 1
Markets Fund                                                         securities of emerging market            Greenside Row
                                                                     companies                              Edinburgh, EH1 3AN,
                                                                                                              Scotland
-----------------------------------------------------------------------------------------------------------------------------------
The Guardian Small Cap           Long-term growth of capital         U.S. common stocks of companies        Guardian Investor
Stock Fund                                                           with small market capitalization         Services LLC
                                                                                                            7 Hanover Square
                                                                                                            New York, NY 10004
-----------------------------------------------------------------------------------------------------------------------------------
Gabelli Capital Asset Fund       Growth of capital; current          U.S. common stocks and                 Gabelli Funds, LLC
                                 income a secondary objective        convertible securities                   (Gabelli)
                                                                                                            One Corporate Center
                                                                                                            Rye, New York 10580-1422
------------------------------------------------------------------------------------------------------------------------------------



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30  P R O S P E C T U S            Y O U R   A L L O C A T I O N   O P T I O N S
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

Variable investment options


Fund                             Investment objectives               Typical investments                    Investment Adviser
-----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation    Growth of capital                   Common stocks
Fund (Series 1)
----------------------------------------------------------------------------------------------------------
INVESCO VIF-Utilities Fund       Capital growth and income           Equity securities and equity-related   A I M Advisors, Inc.
(Series 1)(1)                                                        instruments of companies engaged         (AIM)
                                                                     in the utilities-related industries    11 Greenway Plaza,
----------------------------------------------------------------------------------------------------------    Suite 100
AIM V.I. Premier Equity Fund     Long-term growth of capital.        Equity securities judged to be under-  Houston, Texas
(Series 1)                       Income is a secondary objective     valued by the investment advisor       77046-1173
------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Growth &       Seeks to provide reasonable         Dividend paying common stocks
Income Portfolio (Class B)       current income and reasonable       of good quality; also fixed-income,
                                 opportunity for capital             convertible securities, and
                                 appreciation                        securities of foreign issuers
----------------------------------------------------------------------------------------------------------
AllianceBernstein Premier        Seeks growth of capital by          Equity securities of a limited
Growth Portfolio (Class B)       pursuing aggressive investment      number of large, carefully selected    Alliance Capital
                                 policies                            high quality U.S. companies              Management L.P.
----------------------------------------------------------------------------------------------------------  (AllianceBernstein)
AllianceBernstein Technology     Seeks growth of capital and only    Securities of companies that use       1345 Avenue of the
Portfolio (Class B)              incidentally current income         technology extensively in the            Americas
                                                                     development of new or improved         New York, New York 10105
                                                                     products or processes
----------------------------------------------------------------------------------------------------------
AllianceBernstein Value          Seeks long-term growth of capital   Diversified portfolio of equity
Portfolio (Class B)                                                  securities
------------------------------------------------------------------------------------------------------------------------------------
Davis Financial Portfolio        Long-term growth of capital         Common stocks of financial
                                                                     companies
----------------------------------------------------------------------------------------------------------
Davis Real Estate Portfolio      Total return through a combina-     Securities issued by companies         Davis Selected Advisers,
                                 tion of growth and income           that are "principally engaged"            LP (Davis)
                                                                     in real estate                         2949 East Elvira Road,
----------------------------------------------------------------------------------------------------------     Suite 101
Davis Value Portfolio            Long-term growth of capital         U.S. common stocks of companies        Tucson, Arizona 85706
                                                                     with at least $10 billion market
                                                                     capitalization
------------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Contrafund          Long-term capital appreciation      U.S. and foreign common stocks
Portfolio (Service Class 2)                                          of companies believed to be
                                                                     undervalued
----------------------------------------------------------------------------------------------------------
Fidelity VIP Equity-Income       Reasonable income; also considers   Income-producing equity                Fidelity Management
Portfolio (Service Class 2)      potential for capital appreciation  securities                               & Research Company
----------------------------------------------------------------------------------------------------------    (Fidelity)
Fidelity VIP Growth              Capital growth                      U.S. and foreign common stocks         82 Devonshire Street
Opportunities (Service                                               Portfolio                              Boston, MA 02109
Class 2)
----------------------------------------------------------------------------------------------------------
Fidelity VIP Mid Cap Portfolio   Long-term growth of capital         Common stocks with medium market
(Service Class 2)                                                    capitalization, both U.S. and foreign
------------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Capital              Long-term growth of capital         A nondiversified portfolio of equity
Appreciation Portfolio                                               securities of companies of any size
(Institutional Shares)
----------------------------------------------------------------------------------------------------------
Janus Aspen Growth Portfolio     Long term growth of capital         Common stocks of issuers of
(Institutional Shares)           in a manner consistent with         any size                               Janus Capital Management
                                 preservation of capital                                                      LLC (Janus)
----------------------------------------------------------------------------------------------------------  151 Detroit Street
Janus Aspen Mid Cap Growth       Long-term growth of capital         Equity securities of mid-sized         Denver, Colorado 80206
Portfolio (Institutional                                             companies
Shares)
----------------------------------------------------------------------------------------------------------
Janus Aspen Worldwide            Long term growth of capital         Common stocks of foreign and U.S.
Growth Portfolio                 in a manner consistent with         issuers; usually invests in at least
(Institutional Shares)           preservation of capital             five countries, including the U.S.
------------------------------------------------------------------------------------------------------------------------------------

(1) Effective April 30, 2004, pursuant to shareholder approval, the AIM V.I. Global Utilities Fund was merged into the INVESCO VIF-Utilities Fund. As a result of this merger, the AIM V.I. Global Utilities fund ceased operations and is no longer being offered as an investment option under this policy.



                                                         -----------------------
Y O U R   A L L O C A T I O N   O P T I O N S            P R O S P E C T U S  31
                                                         -----------------------

Variable investment options


Fund                             Investment objectives               Typical investments                    Investment Adviser
-----------------------------------------------------------------------------------------------------------------------------------
MFS Emerging Growth Series       Long-term growth of capital         Common stocks of emerging
(Initial Class)                                                      growth companies of any size
----------------------------------------------------------------------------------------------------------
MFS Investors Trust Series       Long-term growth of capital         Equity securities issued by U.S.
(Initial Class)                  with a secondary objective to       and foreign companies
                                 seek reasonable current income
----------------------------------------------------------------------------------------------------------
MFS New Discovery Series         To seek capital appreciation        Equity securities of companies
(Initial Class)                                                      that offer superior prospects for
                                                                     growth, both U.S. and foreign          Massachusetts Financial
----------------------------------------------------------------------------------------------------------  Services Company (MFS)
MFS Research Series              Long-term growth of capital         Equity securities of companies         500 Boylston Street
(Initial Class)                  and future income                   believed to possess better than        Boston, MA 02116
                                                                     average prospects for long-term
                                                                     growth
----------------------------------------------------------------------------------------------------------
MFS Total Return Series          Above average income consistent     Broad list of securities, including a
(Initial Class)                  with prudent employment of          combination of equity and fixed-
                                 capital; as a secondary objective,  income, both U.S. and foreign to provide reasonable opportunity
                                 for growth of capital and income
------------------------------------------------------------------------------------------------------------------------------------
Value Line Centurion Fund        Long-term growth of capital         U.S. common stocks with
                                                                     selections based on rankings of
                                                                     the Value Line Ranking System          Value Line, Inc.
----------------------------------------------------------------------------------------------------------    (Value Line)
Value Line Strategic Asset       High total investment return        U.S. common stocks with                220 East 42nd Street
Management Trust                 (current income and capital         selections based on rankings of the    New York, NY 10017
                                 appreciation) consistent with       Value Line Ranking System, bonds
                                 reasonable risk                     and money market instruments
------------------------------------------------------------------------------------------------------------------------------------


Some of these Funds may not be available in your state.


Some investment advisers (or their affiliates) may pay GIAC or GIS compensation for administration, distribution or other services provided with respect to the funds and their availability through the policy. Currently, these advisers include MFS, AIM, Fidelity, Davis, Gabelli, AllianceBernstein, Janus, and Value Line. The amount of this compensation currently ranges from .15% to .25% of the assets of the fund attributable to the policies issued by GIAC. GIAC or GIS may also receive 12b-1 fees from a fund. Currently, GIAC or GIS receives 12b-1 fees ranging from .08% to .40% of the assets of the fund attributable to the policies issued by GIAC from funds sponsored by Fidelity, Value Line, and AllianceBernstein.



-----------------------
32  P R O S P E C T U S            Y O U R   A L L O C A T I O N   O P T I O N S
-----------------------

Fixed-rate option
--------------------------------------------------------------------------------
The net premiums or policy account value you allocate to the fixed-rate option earn a set rate of interest. Your policy account value in the fixed-rate option is backed by GIAC's general account.

THE FIXED-RATE OPTION

The net premiums you allocate to the fixed-rate option earn a set rate of interest. You may allocate some or all of your net premiums to the fixed-rate option, and may transfer some or all of your investments in the variable investment options into the fixed-rate option. There are restrictions on making transfers out of the fixed-rate option. See Transfers between the investment options. Your policy account value in the fixed-rate option is backed by GIAC's general account.

We have not registered the fixed-rate option or our general account as investment companies, and interests in the fixed-rate option are not registered under the Securities Act of 1933. The SEC staff does not review the prospectus disclosure about the fixed-rate option or the general account, but the information we present may be subject to certain generally applicable provisions of the federal securities laws regarding the accuracy and completeness of information appearing in a prospectus.

Amounts in the fixed-rate option

The total amount that you have invested in the fixed-rate option consists of:

o the portion of your net premiums and any loan repayments that you have allocated to this option, plus

o any amounts that you have transferred to this option from the variable investment options, plus

o     the interest paid on your policy account value in this option, minus

o any deductions, withdrawals, or transfers from the fixed-rate option, including applicable charges.

Because different interest rates may be in effect as you make transfers and contributions, your effective interest rate at any time may be a weighted average of the different rates which apply to the portions of your policy account value in the fixed-rate option. Interest accrues daily on the total that you have invested in the fixed-rate option, including interest you have earned in previous years. The minimum annual interest rate for the fixed-rate option is 4%. Interest rates may be changed at any time in our discretion. We are not obliged to pay more than 4% in interest, although we may choose to do so. Deductions from the fixed-rate option are made from amounts in the fixed-rate option in the order in which they were added, beginning with amounts held there the longest.


                                                         -----------------------
Y O U R   A L L O C A T I O N   O P T I O N S            P R O S P E C T U S  33
                                                         -----------------------

--------------------------------------------------------------------------------
SPECIAL FEATURES OF YOUR POLICY
--------------------------------------------------------------------------------


Policy loans
--------------------------------------------------------------------------------
While the insured is alive, you may borrow all or a portion of the loan value of your policy by assigning your policy to us as collateral for your loan.


POLICY LOANS


While the insured is alive, you may borrow all or a portion of the loan value of your policy by assigning your policy to us as collateral for your loan. Your policy's loan value is:


o the net cash surrender value of your policy on the date we receive your written request,

o     minus 2% of

      -     cash surrender value minus

      -     any outstanding policy debt as of the prior policy anniversary

o minus any interest due at the next policy anniversary on any existing policy debt

o minus any interest that will be due at the next policy anniversary on the amount being borrowed.

The minimum loan amount is $500, or your policy's loan value, whichever is less. We will normally pay loan proceeds to you within seven days of receiving your request (see Policy proceeds for exceptions to this general rule).

We will not process any loan request that does not specify the variable investment options from which the loan should be taken, or that exceeds the amount available.

When taking out a policy loan, you should consider:


o amounts transferred out of the variable and fixed-rate options and into our loan account are no longer affected by the investment experience, positive or negative, or interest crediting, of those allocation options


o as a result, taking a policy loan will have a permanent effect on your policy account value, even after the loan is repaid in full

o the amount of your policy that is available for withdrawal or surrender, and your policy's death benefit proceeds, will also be reduced dollar-for-dollar by the amount of any policy debt

o There may be tax consequences associated with taking a policy loan. See Tax considerations for a discussion of modified endowment contracts and the effects on policy loans.


When you request a loan, we will first transfer the amount requested from the policy account value in the variable investment options that you specify in your request to our loan account. If the amount of the loan requested exceeds the policy account value in all variable investment options, we will transfer the excess from your policy account value in the fixed-rate option into our loan account.



------------------------
34   P R O S P E C T U S                         S P E C I A L   F E A T U R E S
------------------------

The investments in the loan account will earn interest at a minimum annual rate of 4%. Starting at the later of the 21st year or attained age 61, this rate will increase on a current basis to 4.4%. We may change this rate at any time, but it is guaranteed not to be less than 4%. We credit this interest monthly to the loan interest account. The tax consequences of a policy loan are uncertain if the difference between the interest rate we charge on the loan and the interest rate earned on the loan is very small, for example, after the 20th anniversary. See Treatment of Policy Proceeds.


Interest on policy loans
--------------------------------------------------------------------------------
We charge interest at an annual rate of 5% on all outstanding policy debt, payable in arrears, until the 20th anniversary of your policy. After this point the annual rate falls to 4.5% for all existing and new policy loans.

Interest on your policy loans


We charge simple interest that accrues daily at an annual rate of 5% on all outstanding policy debt, payable in arrears, until the 20th anniversary of your policy. After this, the annual rate falls to 4.5% for all existing and new policy loans. Interest accrues daily and is due on each policy anniversary. If you do not pay the interest on your loan when it is due, the amount will be capitalized and added to the loan account.

We transfer the required amount from the Loan Interest Account to the loan account. After the transfer, any amount remaining in the loan interest account is transferred to the variable investment options and the fixed-rate option in accordance with the current premium allocation instructions. If the amount in the loan interest account is not sufficient to cover the loan interest due, any deficiency will be transferred proportionately from the amounts in the variable investment options and the fixed-rate option.


Repaying your policy loan

Except for required loan repayments, you may repay all or part of any outstanding policy debt at any time while the insured is alive and the policy is in force. The minimum loan repayment amount is $100 or the outstanding balance of your policy debt, whichever is lower.

If the insured has died and the death benefit proceeds have not been paid, either in cash or under a payment option, you have 60 days after his or her death to repay any policy debt. If you do, we will then increase the amount payable to the beneficiary by the amount of your repayment.


Except for required loan repayments (see below), we will apply a loan repayment first to the payment of loan interest due but not yet capitalized, then to reduce amounts in the loan account and then to policy interest accrued since the last policy anniversary but not yet due. We credit any repayment applied to reduce amounts in the loan account to the variable investment options and the fixed-rate option according to your current allocation instructions. The amount credited to the fixed-rate option will earn the interest rate in effect at that time until the next policy anniversary.


Transfers under your policy that are made in connection with policy loans are not subject to transfer charges. Also, loan repayments are not subject to premium charges, so it may be to your advantage, if you have outstanding loans or interest, to make loan repayments rather than premium payments.


                                                         -----------------------
S P E C I A L   F E A T U R E S                          P R O S P E C T U S  35
                                                         -----------------------

If, on any monthly processing date, you owe more in loans and interest than your cash surrender value, we will notify you that a loan repayment is required for your policy to remain in force. Your policy will lapse without value 61 days after the default date set out in our notice if we do not receive a payment equal to the amount by which your policy debt exceeds the cash surrender value on the monthly processing date in question.

If the insured dies after we have sent this notice, but before the 61 days are up, we will pay the beneficiary the death benefit proceeds, minus any policy debt and unpaid interest.

There may be adverse tax consequences if your policy lapses and you have outstanding policy debt.


Decreasing the face amount
--------------------------------------------------------------------------------
On and after the first policy anniversary, you may request a reduction in your policy's face amount, which is the guaranteed minimum amount your policy will pay at death or maturity.


DECREASING THE FACE AMOUNT


On and after the first policy anniversary, you may request a reduction in the policy's face amount, which is the guaranteed minimum amount your policy will pay at death. To do this we require that:


o you make your request in writing and we receive it at our customer service office

o     the insured is alive when we receive your request

o the reduction is at least $5,000 unless it is caused by a partial withdrawal, in which case the partial withdrawal rules apply

o the new face amount is not lower than our minimum face amount, currently $100,000, and

o the monthly deductions are not currently being waived under a waiver of monthly deductions rider.


A reduction in face amount can only take effect on a monthly processing date. This means that we will reduce your face amount on the monthly processing date coinciding with or next following the date we approve your request.


Reducing the face amount of your policy may have tax consequences, including possibly causing it to be considered a modified endowment contract under the Internal Revenue Code. A decrease in face amount also may reduce the federal tax law limits on what you can put into the policy. In these cases, you may need to have a portion of the policy's cash value paid to you to comply with federal tax law.


------------------------
36   P R O S P E C T U S                         S P E C I A L   F E A T U R E S
------------------------

INCREASING THE FACE AMOUNT

On any policy anniversary up to and including the anniversary closest to the insured's 70th birthday, you may ask us to increase your policy's face amount. To do this we require that:

o you make your request in writing and we receive it at our customer service office at least 30 days before your policy anniversary

o     you prove that the insured meets our insurance requirements

o     the increase be for at least $10,000, and

o the monthly deductions are not currently being waived under a waiver of monthly deductions rider.

If we approve the increase, it will take effect on the policy anniversary on or after we receive the request, provided the insured is alive on that date. We'll send you revised policy pages reflecting the changes to your policy.


An increase in face amount will be accompanied by a cost of insurance charge for the increase and new surrender charges. Increasing the face amount also may have tax consequences, including possibly causing your policy to be considered a modified endowment contract under the Internal Revenue Code.


Partial withdrawals
--------------------------------------------------------------------------------
After the first policy year, you may withdraw part of your policy's net cash surrender value. The minimum partial withdrawal is $500.

PARTIAL WITHDRAWALS

After the first policy year, you may withdraw part of your policy's net cash surrender value. You must make your request for withdrawal in writing, and the insured must be alive when you make the withdrawal. The minimum partial withdrawal is $500. We have the right to limit the number of partial withdrawals you make in a policy year to 12.

If we approve your request, it will be effective as of the business day we receive it at our customer service office. The proceeds will normally be paid within seven days of the time we receive your request. For exceptions to this general rule see Policy proceeds. We will not approve or process a partial withdrawal if:

o your remaining net cash surrender value would be insufficient to cover three times the most recent monthly deduction, or

o you have chosen death benefit Option 1 or Option 3 and the partial withdrawal would cause your policy's face amount to fall below our minimum face amount, or

o you do not specify the variable investment options from which the withdrawal is to be deducted.

We will tell you if these conditions apply.


                                                         -----------------------
S P E C I A L   F E A T U R E S                          P R O S P E C T U S  37
                                                         -----------------------

A partial withdrawal will reduce your policy account value by the amount of the partial withdrawal. In addition the face amount will be reduced by the amount of any partial withdrawal that exceeds the reduction-free partial withdrawal amount. The reduction-free partial withdrawal amount is the maximum withdrawal that you can take, without triggering a reduction in your face amount. So if you wish to make a partial withdrawal that does not reduce your face amount, you should make a reduction-free partial withdrawal. The amount of your reduction-free partial withdrawal depends on the death benefit option in effect. If you have increased your policy's face amount by adding policy segments, we will reduce the face amount starting with the most recent policy segment and ending with the additional sum insured and the basic sum insured, in that order. See Decreasing the face amount.

We deduct the amount of your withdrawal from the policy account value attributable to the variable investment options that you specified in your request. If the partial withdrawal request exceeds the policy account value attributable to all variable investment options, we will deduct the excess amount from the policy account value attributable to the fixed-rate option.


The tax consequences of making partial withdrawals are discussed under Tax considerations.

Surrendering your policy
--------------------------------------------------------------------------------
You may surrender your policy for its net cash surrender value while the insured is alive. Your policy's net cash surrender value will normally be paid within seven days of the time we receive your request.

SURRENDERING YOUR POLICY

You may surrender your policy for its net cash surrender value while the insured is alive. We will calculate your policy's net cash surrender value as of the close of the business day we receive your written request, which must include your policy, or an acceptable affidavit confirming that you've lost your policy, at our customer service office. Your policy's net cash surrender value will normally be paid within seven days of the time we receive your request. Your policy's net cash surrender value will be calculated as follows:

o your policy account value, including any amount held in the Loan Account and Loan Interest Account, minus

o     any surrender charges, minus

o     any outstanding policy debt.


Your total surrender charges will be the total of the surrender charges for the initial face amount and for any policy segments. See Deductions and charges.



------------------------
38   P R O S P E C T U S                         S P E C I A L   F E A T U R E S
------------------------

-------------------------------------------------------------------------------

EXAMPLE

Surrender in policy year 5
-------------------------------------------------------------------------------
Male insured, Age 35
-------------------------------------------------------------------------------
Preferred Plus Underwriting Class
-------------------------------------------------------------------------------
Face Amount: $250,000
-------------------------------------------------------------------------------
Annual Policy Premium: $2,207.50
-------------------------------------------------------------------------------
Assuming 6% hypothetical gross return: (5.19% net return)
(See Appendix A)
-------------------------------------------------------------------------------
Policy Account Value                                                  $7,920.14
---------------------------------------         -------------------------------
Surrender Charge                                                       1,103.75
---------------------------------------         -------------------------------
Policy Debt                                                                   0
---------------------------------------         -------------------------------
Net Cash Surrender Value                                              $6,816.39
-------------------------------------------------------------------------------

All insurance coverage will end on the day we calculate your policy's net cash surrender value. For a discussion of the tax consequences of surrendering your policy, see Tax considerations.

Transfers
--------------------------------------------------------------------------------
You may ask us to transfer your policy account value in and out of the variable investment options, or into the fixed-rate option, at any time. Each transfer must be for a minimum of $500, or the total amount you have invested in the option you are transferring funds out of, whichever is lower.

TRANSFERS BETWEEN THE INVESTMENT OPTIONS

You may ask us to transfer your policy account value in and out of the variable investment options, or into the fixed-rate option, at any time. We will make transfers based on the unit values at the end of the business day on which we receive your instructions, either in writing or by telephone. You can request a transfer by writing to our customer service office or by calling 1-800-441-6455. Before you can request transfers over the telephone, you must first establish a Personal Identification Number (PIN). You can establish a PIN by sending us an executed Telephone Fund Transfer/Premium Allocation Change Form. Contact your Registered Representative or call 1-800-441-6455 to obtain a copy of this form.


If we receive your written or telephonic transfer request on a business day before 4:00 p.m. New York time, you will receive that day's unit values. Telephone transfer requests will be considered received before 4:00 p.m. if the telephone call is completed not later than 4:00 p.m. We will ask callers to provide identification and a personal security code for the policy, and will accept the instructions of anyone who can provide this information. We may also record telephone transfer requests without notifying the caller. If we reasonably believe that telephone instructions are genuine, we are not liable for any losses, damages or costs resulting from a transaction. As a result, you bear the risk of any losses caused by unauthorized or fraudulent telephone transactions.



                                                         -----------------------
S P E C I A L   F E A T U R E S                          P R O S P E C T U S  39
                                                         -----------------------

The rules for telephone transfers are subject to change, and we reserve the right to suspend or withdraw this service without notice. During periods of financial market or economic volatility, it may be difficult to contact us in order to make a transfer by telephone. If this happens, you should send your request to us in writing.

Your net premium and policy account value may not be invested in or allocated to more than twenty of our allocation options at any one time. Each transfer must be for a minimum of $500, or the total amount you have invested in the option you are transferring funds out of, whichever is lower. If you make more than twelve transfers within a policy year, we reserve the right to charge you $25 for each additional transfer. We do not currently charge for additional transfers. We also reserve the right to limit you to one transfer every 30 days. There are also restrictions on making transfers out of the fixed-rate option, which are outlined below.


The policy is not designed for market timing activity, frequent transfers or account rebalancing activity. A Fund may restrict or refuse purchases or redemptions of shares in its portfolio if the Fund determines that the activity is disruptive to the management of the portfolio's investments. If a Fund exercises its right to restrict or refuse transactions by the Separate Account as a result of your activity we will not process your transfer request. Further, GIAC may limit your right to make transfers or allocation changes if we determine that your transfers would have an adverse effect on other policyowners. We make this determination by monitoring trading activity among the variable investment options based upon established parameters that are applied consistently. If your trading activity violates these parameters, we will apply restrictions that we reasonably believe will prevent any disadvantage to other policyowners. We will not grant waivers to any policyowners who violate these parameters. Restrictions may be imposed without prior notice and may include, without limitation:


o     limiting the frequency of transfers to not more than once every 30 days;

o imposing a fee of $25 per transfer, if you make more than twelve transfers within a policy year;


o requiring you to make your transfer requests through the U.S. Postal Service or otherwise restricting electronic or telephone transaction privileges;


o refusing to act on instructions of an agent acting under a power of attorney on your behalf;

o refusing or otherwise restricting any transaction request that we believe alone, or with a group of transaction requests, may have a detrimental effect on the Separate Account or the underlying Funds, or

o we are informed by any of the Funds that the purchase or redemption of shares would have a detrimental effect on the applicable Funds.


------------------------
40   P R O S P E C T U S                         S P E C I A L   F E A T U R E S
------------------------

TRANSFERS FROM THE FIXED-RATE OPTION

You may only transfer your policy account value out of the fixed-rate option once each policy year. We must receive your request within 30 days of your policy anniversary. If we receive your request in the 30 days before your policy anniversary, we will make the transfer on your policy anniversary. If we receive your request in the 30 day period after your policy anniversary, we will make the transfer on the business day we receive your request. We will not honor requests to transfer investments out of the fixed-rate option that we receive at any other time of the year.

When you request a transfer from the fixed-rate option, the amounts that you have held in the fixed-rate option longest will be withdrawn first.

The maximum that you may transfer out of the fixed-rate option each policy year is either 33 1/3% of your allocation in the fixed-rate option on the policy anniversary on or immediately preceding the date of transfer, or $2,500, whichever is higher. If you have less than $2,500 in the fixed-rate option, you may transfer the entire amount.

Dollar cost averaging
--------------------------------------------------------------------------------
Under this option, you transfer the same dollar amount from The Guardian Cash Fund to a particular variable investment option or options each month, over a period of time. Dollar cost averaging may reduce the impact of price fluctuations on unit values of the variable investment options over the period that automatic transfers are made, but cannot guarantee an increase in the overall value of your investments or offer protection against losses in a declining market.

DOLLAR COST AVERAGING TRANSFER OPTION

Under this option, you transfer the same dollar amount from The Guardian Cash Fund to a particular variable investment option or options each month, over a period of time. Using dollar cost averaging, you purchase more units in the variable investment options when their share prices are lower, and fewer units when prices are higher. In this way, dollar cost averaging may reduce the impact of price fluctuations on unit values of the variable investment options over the period that automatic transfers are made. However, this strategy cannot guarantee an increase in the overall value of your investments or offer protection against losses in a declining market.

More detailed information concerning our dollar-cost averaging program is available upon request from our customer service office.

POLICY PROCEEDS

The amount that your beneficiaries will receive upon the death of the insured is determined as explained under Death benefit options, and is payable when we receive proof that the insured has died while the policy was in effect. It is calculated as follows:

o the death proceeds based on the death benefit option in effect as of the monthly processing date immediately preceding the insured's death, plus

o the proceeds of any coverage you have added to your policy through riders, plus


o if you have chosen death benefit Option 3, any premiums paid between the monthly processing date and the insured's date of death, minus,



                                                         -----------------------
S P E C I A L   F E A T U R E S                          P R O S P E C T U S  41
                                                         -----------------------

o     as of the date of the insured's death, any outstanding policy debt, minus


o     as of the date of the insured's death, the lesser of:

      o     any premium required under the No Lapse Guarantee; or

      o     the amount required to bring the cash surrender value up to zero,


o and minus any partial withdrawals between the monthly processing date and the insured's date of death.


We may adjust the death proceeds paid to the beneficiaries if:

o     the age or sex listed on the policy application is incorrect

o the insured commits suicide within two years of the policy issue date, a change in the face amount, or the date a change in the death benefit from Option 1 or Option 3 to Option 2 takes effect (but only for any increase in the death benefit over your policy's face amount that was a result of the change)

o     there are limits imposed by riders to the policy.

If the insured has reached the attained age of 100 or older, the death proceeds will be the policy account value minus any policy debt as of the date of death.


The amount of all other transactions will be calculated as of the end of the business day on which we receive the necessary instructions, information or documentation at our customer service office.


If the proceeds are being taken from your policy account value in the variable investment options, we will normally pay proceeds within seven days of receiving the necessary information. However, we may delay any transfers, loans or other payments made from the variable investment options when:

o the New York Stock Exchange is closed, except for weekends or holidays, or when trading has been restricted

o the Securities and Exchange Commission determines that a state of emergency exists, making policy transactions impracticable, or

o when one or more of the mutual funds corresponding to the variable investment options legally suspends payment or redemption of their shares.

We will pay interest on the death proceeds from the date of the insured's death until the proceeds are paid, either in a lump sum or through a payment option.

If the proceeds are from your policy account value in the fixed-rate option, they will normally be paid promptly once we have received the necessary information. However, we may delay any transfers, loans or other payments made from the fixed-rate option for up to six months


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42   P R O S P E C T U S                         S P E C I A L   F E A T U R E S
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

from the date of your request. If we do this, we will pay interest of at least 3% per year on payments that we delay for 30 days or more. Please note that requests for transfers from the fixed-rate option may only be made during certain periods. See Transfers from the fixed-rate option.

Exchanging a policy
--------------------------------------------------------------------------------
You may exchange all or a portion of your Park Avenue VUL policy for a level premium fixed-benefit whole life policy issued by us or one of our affiliates, without having to prove that the insured meets our insurance requirements.

EXCHANGING A POLICY

Exchange for Fixed-Benefit Whole Life Insurance Option

At any time prior to the later of the insured's attained age 70 or the second policy anniversary, you have the right to exchange all or a portion of your Park Avenue VUL policy for a level premium fixed-benefit whole life policy issued by us or our affiliate, Guardian Life, without having to prove that the insured meets our insurance requirements. Once exercised, this right terminates. Under the new policy, your policy value will be held in the issuer's general account. Your face amount cannot exceed the face amount of this policy on the date you make the exchange nor be less than the minimum face amount under GIAC's or its affiliate's rules. If you exchange a portion of the face amount, the face amount remaining must meet GIAC's minimum face amount requirements. The insured's age when the Park Avenue VUL policy took effect will also be carried over. Before you can make any exchange, however, you must repay any outstanding policy debt on your Park Avenue VUL policy, and all due monthly deductions must be paid. See your policy for details.

The exchange may result in a cost or credit to you. On or before the fifth policy anniversary, the exchange cost or credit is the greater of (a) or (b) where:

o (a) is the cumulative premiums for the new policy (i.e., the premiums that would have been paid to the date of exchange if the new policy had been in force from the policy date) with an annual interest rate of 6%, less the pro-rata portion of the cumulative premiums for this policy (i.e., the actual premiums paid for this policy to the date of the exchange) applicable to the face amount exchanged accumulated at an annual interest rate of 6%; and

o (b) is the cash value of the new policy, less the pro-rata portion of this policy's net cash surrender value on the exchange date applicable to the face amount exchanged.


For purposes of calculating cumulative premiums for this policy under (a) above, any withdrawals from the policy will be deducted from the sum of the actual premiums paid to date.


After the fifth policy anniversary, the exchange cost is equal to the cash value of the new policy less the pro-rata portion of this policy's net cash surrender value on the exchange date applicable to the face amount exchanged.

If this amount is greater than zero, you must pay the exchange cost to the issuing company. If this amount is less than zero, the issuing company will pay an exchange credit to you.


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

The new policy will be issued and effective either on the business day that we receive your written exchange request at our customer service office along with your policy, or on the date that any exchange cost is received by the issuer of your new policy, whichever is later.

Additional rider benefits are available only if you provide the issuer of your new policy with satisfactory evidence of insurability for the insured, and will be subject to the issuing company's rules on the exchange date.

Exchange for Fixed Benefit Paid-Up Insurance Option (Available in New York Only)

On any policy anniversary, you may elect the Fixed Benefit Paid-Up Insurance Option. To be eligible for this option, we must receive your written request to elect this option at our customer service office on or within 30 days prior to a policy anniversary, the insured must be living, and the policy must have a cash surrender value.

If you elect this option, we will transfer your policy account value to the general account. If any policy debt is outstanding, you may apply a portion of the policy account value to repay the policy debt. Any policy debt still outstanding on the date this option takes effect will continue as policy debt under this option with the same rate of interest. You may not make further premium payments under this option and any riders attached to the policy will be cancelled.

This option provides a level death benefit. The death benefit will be the amount the net cash surrender value, if policy debt is being repaid, otherwise the cash surrender value, will purchase as a net single premium at the insured's attained age, sex and underwriting class.

The Fixed Benefit Paid-Up Insurance Option will have a cash value and a policy loan value. We will send you policy pages reflecting the table of guaranteed values. The death benefit under this option will be reduced by the amount of any outstanding policy debt. The cash value and the death benefit will be reduced after a partial withdrawal. The new death benefit will be the current death benefit multiplied by the ratio of the cash value after the partial withdrawal to the cash value before the partial withdrawal. No monthly administration charges will be deducted when this option is in effect. We will send you policy pages reflecting the new values.

You should consult with legal and tax advisers before exchanging your policy under either of the above options.


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44   P R O S P E C T U S                         S P E C I A L   F E A T U R E S
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

Payment options
--------------------------------------------------------------------------------
You have several payment options for the death or surrender proceeds from your policy. These proceeds can either be paid in a single lump sum, or under one or more of the payment options specified in the accompanying text.

PAYMENT OPTIONS

You have several payment options for the death or surrender proceeds from your policy. These proceeds can either be paid in a single lump sum, or under one or more of the payment options available under the policy, including payments of a fixed amount, or for a fixed period, or payments guaranteed for life. You may select a payment option while the insured is living. If the insured has died and you have not chosen a payment option, the beneficiaries will be asked to choose the payment options, up to one year after the insured's death. If you are surrendering your policy, you have 60 days after the proceeds of your policy become payable within which to choose a payment option. You, or the beneficiaries, may choose to distribute the proceeds under more than one payment option at a time, but you must distribute at least $5,000 through each option selected. Monthly payments under each option must be at least $50.

The proceeds of your policy must be paid to a 'natural person'. Payments will not be made to his or her estate if he or she dies before the proceeds have been fully paid. You may name a second person to receive any remaining payments if this happens.


The proceeds that we hold in order to make payments under the payment options do not share in the income, gains or losses of the variable investment options, nor do they earn interest in the same way or amount as funds in the fixed-rate option. Even if the death benefit under the policy is excludible from income, payments under payment options may not be excludible in full. This is because earnings on the death benefit after the insured's death are taxable and payments under the payment options generally include such earnings. You should consult a tax advisor as to the tax treatment of payments under the available payment options.


For more information about the payment options available under the policy, contact our customer service office.


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

--------------------------------------------------------------------------------
TAX CONSIDERATIONS
--------------------------------------------------------------------------------

Tax status
--------------------------------------------------------------------------------
To qualify as a life insurance contract and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a life insurance policy must satisfy certain requirements which are set forth in the Internal Revenue Code. For example, the underlying investments must be "adequately diversified" in order for the policy to be treated as a life insurance contract for Federal income tax purposes. It is intended that the investment divisions of the Separate Account, through the mutual funds, will satisfy these diversification requirements.

THIS DISCUSSION of tax considerations for your Park Avenue VUL policy is general in nature, does not purport to be complete or to cover all tax situations, and should not be considered as tax advice. It is based on our understanding of federal income tax laws as they are currently being interpreted. We cannot guarantee that these laws will not change while this prospectus is in use, or while your policy is in force. If you are interested in purchasing a policy, taking a policy loan or effecting policy transactions, you should consult a legal or tax adviser regarding your particular circumstances.

--------------------------------------------------------------------------------

TAX STATUS OF THE POLICY

In order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a life insurance policy must satisfy certain requirements which are set forth in Section 7702 of the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Accordingly, there is some uncertainty about the application of Section 7702 to a policy, particularly so with respect to policies issued on an insured who does not meet our insurance requirements for standard coverage. Nevertheless, we believe there is a reasonable basis for concluding that your policy should satisfy the applicable requirements. If it is subsequently determined that a policy does not satisfy the applicable requirements, we may take appropriate steps to bring the policy into compliance with such requirements and we reserve the right to modify the policy as necessary in order to do so.

In certain circumstances, owners of variable life insurance policies have been considered for federal income tax purposes to be the owners of the assets of the separate account supporting their contracts due to their ability to exercise investment control over those assets. Where this is the case, the policyowners have been currently taxed on income and gains attributable to separate account assets. There is little guidance in this area, and some features of the Park Avenue VUL policy, such as your flexibility to allocate premiums and the policy account value, have not been explicitly addressed in published rulings. While we believe that the policy does not give policyowners investment control over the Separate Account's assets, we reserve the right to modify the policy as necessary to prevent the policyowner from being treated as the owner of the Separate Account assets supporting the policy.

In addition, the Code requires that the investments of the investment divisions of our Separate Account be "adequately diversified" in order for the policy to be treated as a life insurance contract for federal income tax purposes. It is intended that the investment divisions of the Separate Account, through the mutual funds, will satisfy these diversification requirements.

The following discussion assumes that the policy will qualify as a life insurance contract for federal income tax purposes.


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46   P R O S P E C T U S                     T A X   C O N S I D E R A T I O N S
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

Treatment of policy proceeds
--------------------------------------------------------------------------------
We believe that the death benefits under your policy should be excludible from the gross income of the beneficiary. Generally, under the existing federal tax laws, increases in the value of your policy will not be taxed federally unless you make a withdrawal before the insured dies.

TREATMENT OF POLICY PROCEEDS

We believe that the death benefits under your policy generally should be excludible from the gross income of the beneficiary. Generally, under the existing federal tax laws, increases in the value of your policy will not be taxed federally unless you make a withdrawal before the insured dies. The money that you receive when the insured dies is not subject to federal income tax, but may be subject to federal estate taxes or generation skipping taxes. The tax consequences of continuing a policy beyond the insured's 100th year are unclear. You should consult a tax advisor if you intend to keep the policy in force beyond the insured's 100th year.

Partial withdrawals, surrenders and policy loans all result in money being taken out of your policy before the insured dies. How this money is taxed depends on whether your policy is classified as a modified endowment contract.


Under the Internal Revenue Code, certain life insurance contracts are classified as "modified endowment contracts," with less favorable income tax treatment than other life insurance contracts. Due to the flexibility of the policy as to premiums and benefits, the individual circumstances of each policy will determine whether it is classified as a modified endowment contract. In general, a policy will be classified as a modified endowment contract if the amount of premiums paid into the policy causes the policy to fail the "7-pay test." A policy will fail the 7-pay test if at any time in the first seven policy years, the amount paid into the policy exceeds the sum of the level premiums that would have been paid at that point under a policy that provided for paid-up future benefits after the payment of seven level annual payments.

If there is a reduction in the benefits under the policy during the first seven policy years, for example, as a result of a partial withdrawal, the 7-pay test will have to be reapplied as if the policy had originally been issued at the reduced face amount. If there is a "material change" in the policy's benefits or other terms, even after the first seven policy years, the policy may have to be retested as if it were a newly issued policy. A material change can occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven policy years. To prevent your policy from becoming a modified endowment contract, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective policyowner should consult with a competent advisor to determine whether a policy transaction will cause the policy to be classified as a modified endowment contract.



                                                         -----------------------
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                                                         -----------------------

If your policy is not considered a modified endowment contract:

o money that you withdraw from your policy will generally be taxed only if the total that you withdraw exceeds your "basis" in the policy - which is generally equal to the total amount that you have paid in premiums. However, certain distributions that must be made to enable the policy to continue to qualify as a life insurance contract for federal income tax purposes if policy benefits are reduced during the first 15 policy years may be treated in whole or in part as ordinary income subject to tax. The difference between what you have put in and what you take out will be taxed as ordinary income. When you withdraw money from your policy, your basis is reduced by any amount withdrawn that is not taxed

o if you surrender your policy, you will generally be taxed only on the amount by which the value of your policy, including any policy debt, is greater than your basis in the policy. The tax consequences of surrendering your policy may vary if you receive the proceeds under one of the payment plans. Losses are generally not tax deductible

o policy loans are generally not taxable because they must be paid back. The interest you pay on these loans is generally not tax deductible. However, if your policy lapses while you have an outstanding policy loan, you may have to pay tax on the amount that you still owe to your policy. The tax consequences of a policy loan are unclear if the difference between the rate we charge on the loan and the interest rate earned on the loan is very small (e.g., after the 20th policy anniversary). You should consult a tax adviser regarding these consequences.

If your policy is considered a modified endowment contract:

o all distributions other than death benefits, including partial withdrawals, surrenders, assignments and policy loans, will be treated first as distributions of gain, taxable as ordinary income to the extent of any gain; and as a tax free recovery of basis only after all the gain in the contract has been distributed.

o all modified endowment contracts issued to you by GIAC or its affiliates during any calendar year will be treated as one modified endowment contract to determine the taxable portion of any distribution

o a 10% penalty tax will also apply to any taxable distribution unless it is made to a taxpayer who is 59 1/2 years of age or older; is attributable to a disability; or is received as substantially equal periodic payments made over the life (or life expectancy) of the taxpayer, or the life (or life expectancies) of the taxpayer and a designated beneficiary.

If a Policy becomes a modified endowment contract, distributions that occur during the contract year will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.


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48   P R O S P E C T U S                     T A X   C O N S I D E R A T I O N S
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

EXCHANGES

Generally, there are no tax consequences when you exchange one life insurance policy for another, as long as the same person is being insured (a change of the insured under a policy is a taxable event). Paying additional premiums under the new policy may cause it to be treated as a modified endowment contract. Your policy may also lose any "grandfathering" privilege, where you would be exempt from certain legislative or regulatory changes made after your original policy was issued, if you exchange your policy. You should consult with a tax adviser if you are considering exchanging any life insurance policy.

POLICY CHANGES

We will make changes to policies and their riders where necessary to attempt to ensure that they continue to qualify as life insurance under the Internal Revenue Code, and policyowners are not considered the direct owners of the mutual funds held in the Separate Account. Any changes will be made uniformly to all policies affected. We will provide advance notice in writing of these changes when required by state insurance regulators.

Federal, state and local governments may, from time to time, introduce new legislation concerning the taxation of life insurance policies. They can also change or adopt new interpretations of existing laws and regulations without notice. If you have questions about the tax consequences of your Park Avenue VUL policy, please consult a legal or tax adviser.

Transfer taxes
--------------------------------------------------------------------------------
If you are both the policyowner and the insured, the death benefit under your Park Avenue VUL policy will generally be included in the value of your gross estate for federal estate tax purposes. If the beneficiary of the policy is someone who is two or more generations younger than the policyowner, the generation-skipping transfer (GST) tax may be imposed.

ESTATE AND GENERATION SKIPPING
TRANSFER TAXES

If you are both the policyowner and the insured, the death benefit under your Park Avenue VUL policy will generally be included in the value of your gross estate for federal estate tax purposes. If you are not the insured, the value of the policy will be included in your gross estate.

Also, if the beneficiary of the policy is someone who is two or more generations younger than the policyowner, the generation-skipping transfer (GST) tax may be imposed on the death benefit.

The individual situation of a policyowner or beneficiary will determine how the ownership of a policy or the receipt of policy proceeds will affect their tax situation. Because the rules are complex, a legal or tax adviser should be consulted for specific information.

OTHER TAX CONSEQUENCES

Park Avenue VUL policies can be used in various ways, including:

o     as non-qualified deferred compensation or salary continuance plans

o     in split-dollar insurance plans, and

o as part of executive bonus plans, retiree medical benefits plans, or other similar plans.


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T A X   C O N S I D E R A T I O N S                      P R O S P E C T U S  49
                                                         -----------------------

The tax consequences of these plans will vary depending on individual arrangements and circumstances. We recommend that anyone considering buying a Park Avenue VUL policy with the expectation of favorable tax consequences should consult with a qualified tax adviser before investing.

In addition, new rules have recently been passed by Congress relating to life insurance owned by businesses and the IRS has recently issued guidance relating to split-dollar arrangements. Any business should consult with a qualified tax adviser before buying a policy, and before making any changes or transactions under the policy.


Tax Shelter Regulations. Prospective policyowners that are corporations should consult a tax adviser about the treatment of the Policy under the regulations applicable to corporate tax shelters.


Alternative Minimum Tax. There may also be an indirect tax upon the income in the policy or the proceeds of a policy under the Federal corporate alternative minimum tax, if the policyowner is subject to that tax.

Possible tax law changes
--------------------------------------------------------------------------------
Although the likelihood of legislative change is uncertain, there is always the possibility that the tax treatment of the policy could change by legislation or otherwise. You should consult a tax adviser with respect to legislative developments and their effect on the policy.

POSSIBLE TAX LAW CHANGES

Although the likelihood of legislative change is uncertain, there is always the possibility that the tax treatment of the policy could change by legislation or otherwise. You should consult a tax adviser with respect to legislative developments and their effect on the policy.

GIAC'S TAXES


Based on current life insurance tax regulations, GIAC does not pay tax on investment income or capital gains from the assets held in the Separate Account. The operations of the Separate Account are reported on our Federal Income Tax return, which is then consolidated with that of our parent company, Guardian Life.


We may pay taxes at the state and local level, as well as premium taxes, but at present these are not substantial. If they increase, we reserve the right to recover these costs by charging the Separate Account or the policy.

INCOME TAX WITHHOLDING

We are generally required to withhold money for income taxes when you make a transaction on which you will have to pay tax. You can request in writing that we not withhold any amount for income tax purposes. If we do not, or if we fail to withhold enough to cover the taxes that are due, you could be penalized. You would also be responsible for any unpaid taxes when you file your regular income tax return. We may similarly withhold generation skipping transfer taxes unless you tell us in writing that these taxes are not required.


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50   P R O S P E C T U S                     T A X   C O N S I D E R A T I O N S
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

--------------------------------------------------------------------------------
RIGHTS AND RESPONSIBILITIES
--------------------------------------------------------------------------------

VOTING RIGHTS

As explained in The variable investment options, we are the owner of the fund shares held in the Separate Account. As a result, we have the right to vote at any meeting of the funds' shareholders.

Where we are required to by law, we will vote fund shares based on the instructions we receive from Park Avenue VUL policyowners. If we do not receive instructions from some policyowners, we will vote fund shares attributable to their policies, and any shares we own in our own right, in the same proportion as the shares attributable to the policyowners from whom we do receive instructions. This proportion could include policyowners and contract owners from other separate accounts.

If changes in the law or its interpretation allow us to make voting decisions in our own right, or to restrict the voting of policyowners, we reserve the right to do so. We will ask you for your voting instructions if, on the record date set by the fund's directors, part of your policy account value is invested in the variable investment option of the Separate Account that corresponds to the mutual fund holding a shareholders' meeting.

The number of votes that you have will be based on the number of shares that you hold. We will calculate the number of shares, or fraction of a share, that you hold on the record date by dividing the dollar value of your investment in the division of the Separate Account corresponding to the mutual fund, by the net asset value of the variable investment option's shares on that date.

If, after careful examination, we reasonably disapprove of a proposed change to a mutual fund's investment adviser, its advisory contract, or its investment objectives or policies, we may disregard policyowners' voting instructions, if the law allows us to do so. If the change affects the investment adviser or investment policy, we will only exercise this right if we determine in good faith that the proposed change is contrary to state law or is inappropriate in view of the fund's investment objective and purpose. If we exercise this right, we will provide a detailed explanation of our actions in the next semi-annual report to policyowners.

Certain activities related to the operation of the Separate Account may require the approval of policyowners. See Rights reserved by GIAC. If a vote is required, you will be given one vote for every $100 of your policy that is held in the variable investment options. For any investments that we hold on our own behalf, we will vote in the same proportion as our policyowners.

You do not have the right to vote on the operations of the fixed-rate option.


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R I G H T S   A N D   R E S P O N S I B I L I T I E S    P R O S P E C T U S  51
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

LIMITS TO GIAC'S RIGHT TO CHALLENGE A POLICY

Incontestability

Generally, we cannot challenge your policy or any face amount increase once it is in force for two years. If you change your policy's death benefit from Option 1 or Option 3 to Option 2, we have two years to challenge any increase in the death benefit that results from this change. If we are successful in our challenge, your death benefit will revert to what it would have been under Option 1 or Option 3, whichever is applicable.

Misstatement of age or sex

If we find that the information in the application regarding the age or sex of the insured is wrong, we will adjust the death benefit to that which would have been purchased by the most recent deduction for cost of insurance under the policy and any rider costs using the correct age or sex.

Incontestability
--------------------------------------------------------------------------------
Generally, we cannot challenge your policy once it is in force for two years.

Suicide exclusion

If the insured commits suicide within two years of the policy's issue date, regardless of whether he or she is considered sane at the time, the amount that we must pay in death benefits will be limited to the greater of

o     the net cash surrender value as of the date of death, or

o     the policy premiums paid, minus

o     any policy debt, minus

o     any partial withdrawals.

If the insured commits suicide, while sane or insane, within two years from the effective date of any increase in the face amount, our liability will be limited to the cost of insurance for such increase.

If the insured commits suicide within two years of an increase in your policy's death benefit due to a change from Option 1 or Option 3 to Option 2, the death benefit will be limited to the original death benefit under Option 1 or Option 3, whichever is applicable, plus the additional cost of insurance charges paid for the increased death benefit.

RIGHTS RESERVED BY GIAC

We reserve the right to make changes or take actions that we feel are in the best interests of the policyowners and their beneficiaries, or are appropriate for the policy. We will follow applicable laws and regulations in exercising our rights, and will seek the approval of policyowners or regulators when necessary. Some of the changes or actions we may take include:

o     operating the Separate Account in any form permitted by law

o taking any action that will allow the Separate Account either to comply with or be exempt from sections of the 1940 Act

o     de-registering the Separate Account under the 1940 Act


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52   P R O S P E C T U S     R I G H T S  A N D  R E S P O N S I B I L I T I E S
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

o transferring the assets from one division of the Separate Account into other divisions, or to one or more separate accounts, or to our general account, and adding, combining, or removing investment divisions in the Separate Account

o substituting the shares of one mutual fund held through the Separate Account for shares of a different class in the same mutual fund, shares of a different mutual fund, or any other investment allowed by law

o adding to, suspending or eliminating your ability to direct how your net premiums are invested, or to transfer your investments among the variable investment options or the fixed-rate option

o changing the way we make deductions or collect charges, consistent with the limits outlined in the policy

o changing the policy as required to ensure that it continues to qualify as life insurance under the Internal Revenue Code, or to preserve favorable tax treatment for your benefits under the policy, or

o making any changes necessary to the policy so that it conforms with any action we are permitted to take.


Substitutions may be made with respect to existing policy value or the investment of future premium payments, or both. We may close subaccounts to allocations of premium payments or policy account value, or both, at any time in our sole discretion. The funds, which sell their shares to the subaccounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the subaccounts.


We will inform you if we make a change that affects the basic nature of the investments in any of the variable investment options. If this occurs, you will have 60 days from the postmark on our notice to transfer your investments out of this option and into one of the other investment options, without charge. See Transfers between the investment options.

YOUR RIGHT TO CANCEL YOUR POLICY

You may cancel your policy by returning it with a written cancellation notice to either our customer service office or the agent from whom you bought the policy. You must do this within the later of:

o     10 days of receiving your policy, or

o     45 days of signing your completed policy application.

Longer periods may apply in some states.

If a cancellation notice is sent by mail, it will be effective on the date of the postmark. Once we receive your notice, we will refund all of the premiums you have made towards your policy, and it will be considered void from the beginning. We may delay refunding any payments you made by check until your check has cleared.


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

--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------

DISTRIBUTION OF THE POLICIES

We have entered into a distribution agreement with Guardian Investor Services LLC (GIS) for the distribution and sale of the policies. GIS is affiliated with us. GIS acts as principal underwriter of the Park Avenue VUL policies as well as other variable life insurance policies and variable annuities that we offer. The Park Avenue VUL policies are distributed by GIAC agents who are licensed by state insurance authorities to sell variable life insurance and are registered representatives of GIS or other broker-dealer firms with which GIAC has entered into agreements to sell the policies.

We pay commissions for the sale of the policies. GIAC agents will receive a maximum sales commission of:

o 50% of the policy premium paid for the first policy year or the first year of a policy segment up to one target premium, and 2.85% of any policy premiums in excess of one target premium, then

o 4% of the policy premiums paid for policy years two through ten or years two through ten of any policy segment up to one target premium, and 3% of any policy premiums in excess of one target premium, then

o 0.15% per annum of the policy account value (excluding loans) paid monthly after policy year 10.


In certain group and sponsored arrangements, maximum commissions are 15% of premiums paid up to one target premium in the first policy year, 20% in policy years two through four, 7% in policy years five through ten. Premiums in excess of one target premium are compensated at the maximum rate of 2.85% in the first policy year, and 3% in policy years two through ten. In policy years after year ten, a maximum of 0.15% of policy account value (excluding loans) is paid.


We also may compensate our agents through compensation overrides, expense allowances, bonuses, wholesaler fees and training allowances. GIAC agents also may qualify for non-cash compensation.

If you return your policy under the right to cancel provisions, the GIAC agent may have to return some or all of any commission we have paid.

SUPPLEMENTAL BENEFITS AND RIDERS

We offer several riders or additional benefits that you can add to your policy. Certain of these riders are subject to age and underwriting requirements. We generally deduct monthly charges for these riders from your policy account value.


------------------------
54   P R O S P E C T U S                       O T H E R   I N F O R M A T I O N
------------------------

We currently offer the following riders under the policy:

o     Adjustable Annual Renewal Term rider
o     Waiver of Monthly Deductions rider
o     Guaranteed Coverage rider
o     Disability Benefit rider
o     Accidental Benefit rider
o     Guaranteed Insurability Option rider
o     Select Security rider
o     Exchange of Insureds rider


The benefits provided by each of these riders are summarized in Appendix B of this prospectus. These riders may not be available in all states.


TELEPHONE AND ELECTRONIC SERVICES

We will process certain transactions by telephone if you have authorized us to do so. We currently take requests for fund transfers and changes in allocation of future premiums over the phone. See How your premiums are allocated and Transfers Between the Investment Options for more details on requesting these transactions telephonically.

In addition to these telephone services, in the future we anticipate offering you the ability to use your personal computer to receive documents electronically, review your policy information and to perform other specified transactions. We will notify you as these electronic services become available. At that time, if you want to participate in any or all of our electronic programs, we will ask that you visit our website for information and registration. You may also be able to register by other forms of communication. If you choose to participate in the electronic document delivery program, you will receive financial reports, prospectuses, confirmations and other information via the Internet. You will not receive paper copies.

Generally, you are automatically eligible to use these services when they are available. You must notify us if you do not want to participate in any or all of these programs. Should you decline to participate, you will be able to reinstate these services at any time. You bear the risk of possible loss if someone gives us unauthorized or fraudulent registration or instructions for your account so long as we believe that the registration or instructions are genuine and we have followed reasonable procedures to confirm that the registration or instructions communicated by telephone or electronically are genuine. If we do not follow reasonable procedures to confirm that the registration or instructions are genuine, we may be liable for any losses. Please take precautions to protect yourself from fraud. Keep your policy information and PIN number private and immediately review your statements and confirmations. Contact us immediately about any transactions you believe to be unauthorized.

We may change, suspend or eliminate telephone or Internet privileges at any time, without prior notice. We reserve the right to refuse any transaction request that we believe would be disruptive to policy


                                                         -----------------------
O T H E R   I N F O R M A T I O N                        P R O S P E C T U S  55
                                                         -----------------------
administration or not in the best interests of the policyowners or the Separate Account. Telephone and Internet services may be interrupted or response times slow if we are experiencing physical or technical difficulties, or economic or market emergency conditions. While we are experiencing such difficulties, we ask you to send your request by regular or express mail and we will process it using the net asset value first calculated after we receive the request. We will not be responsible or liable for: any inaccuracy, error or delay in or omission of any information you transmit or deliver to us; any loss or damage you may incur because of such inaccuracy, error, delay, omission or non-performance; or any interruption resulting from emergency circumstances.

LEGAL CONSIDERATIONS FOR EMPLOYERS

The Park Avenue VUL policy estimates different risks for men and women in establishing a policy's premiums, benefits and deductions, except in states where gender-neutral standards must be used. In 1983, the United States Supreme Court held that optional annuity benefits offered under an employer's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. Anyone interested in buying Park Avenue VUL policies in connection with insurance or benefits programs should consult with their legal advisers to determine if the policy is appropriate for this purpose.

ILLUSTRATIONS

Illustrations can help demonstrate how the policy operates, given the policy's charges, investment options and any optional features selected, how you plan to accumulate or access policy value over time, and assumed rates of return. Illustrations may also be able to assist you in comparing the policy's death benefits, cash surrender values and policy values with those of other variable life insurance policies based upon the same or similar assumptions. You may ask your registered representative or us (at our toll-free telephone number) to provide an illustration, without charge, based upon your specific situation.

LEGAL PROCEEDINGS

We are not currently involved in any legal proceedings that would threaten our financial position or that of the Separate Account.

FINANCIAL STATEMENTS

The financial statements of GIAC and the Separate Account are contained in the Statement of Additional Information.


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56   P R O S P E C T U S                       O T H E R   I N F O R M A T I O N
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

--------------------------------------------------------------------------------
APPENDIX A

SPECIAL TERMS USED IN THIS PROSPECTUS
--------------------------------------------------------------------------------

Some of the special terms used in this prospectus are defined below.

Additional sum insured

This is additional insurance coverage that provides a level death benefit to the policy anniversary nearest the insured's 100th birthday.

Age

The insured's age on his or her birthday closest to the date the policy takes effect.

Attained age


The insured's age plus the number of policy years completed since the policy date.


Basic policy

The policy, including the basic sum insured, additional sum insured, endorsements and applications, but excluding any additional benefit riders.

Basic sum insured


The amount of coverage provided by the basic policy, excluding any additional sum insured. The minimum basic sum insured is currently $100,000.


Business day

Each day that GIAC processes transactions, currently including each day on which the New York Stock Exchange or its successor is open for trading and GIAC is open for business. GIAC's close of business is 4 p.m. New York time. If any transaction or event occurs or is scheduled to occur on a day that is not a business day, or if a transaction request is received after GIAC's close of business, such transaction or event will be deemed to occur as of the next following business day unless otherwise specified.

Customer service office


The Guardian Insurance & Annuity Company, Inc. Customer Service Office, P.O. Box 26125, Lehigh Valley, PA 18002-6125, 1-800-441-6455


Face amount

The sum of the basic sum insured plus the additional sum insured and the amount of any policy segments in force at the time of determination.

Initial face amount

The face amount in force on the policy's issue date. The minimum initial face amount is currently $100,000.

Internal Revenue Code

The Internal Revenue Code of 1986, as amended, and its related rules and regulations.


                                                         -----------------------
S P E C I A L   T E R M S                                P R O S P E C T U S  57
                                                         -----------------------

The Guardian Insurance & Annuity Company, Inc.

APPENDIX A


Issue date


The date your policy is issued at GIAC's customer service office.


Loan account


An account to which values from the variable investment options and the fixed-rate option are transferred when a policy loan is taken. The loan account is equal to the loan.


Loan amount

The sum of any amounts borrowed plus any capitalized loan interest less any loan repayment.

Loan interest account


An account that represents the interest earnings credited by GIAC on the loan account.


Minimum annual premium

An amount used to determine whether your policy meets the No Lapse Guarantee Premium Test, and in setting your policy's initial premium. It is shown in your policy.

Monthly processing date

The day of each policy month on which the monthly deduction is deducted from the policy account value and certain policy benefits and values are calculated. The monthly processing date is the same date of each calendar month as the policy date, or the last day of a calendar month if that is earlier. If such calendar day is not a business day, the monthly processing date will be the next following business day.

Net accumulated premiums

At issue, net accumulated premiums equals the value of the initial premium payment. Thereafter, net accumulated premiums will increase, as a result of premium payments made, and decrease, as a result of partial withdrawals. After a premium payment, net accumulated premiums will be equal to the value of net accumulated premiums before the premium payment plus the amount of the premium paid. After a partial withdrawal, net accumulated premiums is equal to the greater of (i) the value of net accumulated premiums before the withdrawal, decreased by the amount of the partial withdrawal, or (ii) zero.

Net amount at risk

The difference between the amount that you would be paid under a policy segment under the policy's death benefit and the policy account value allocated to that segment.

Net Premium

The amount of premium that remains after we deduct premium charges from the premiums you pay.


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58   P R O S P E C T U S                               S P E C I A L   T E R M S
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

The Guardian Insurance & Annuity Company, Inc.

APPENDIX A


No Lapse Guarantee


For the first three years of your policy the No Lapse Guarantee ensures that it will not lapse, even if the net cash surrender value of your policy is not enough to pay the policy's monthly deduction in a given month, so long as the No Lapse Guarantee Premium Test is met. For policies issued in the State of Illinois, the No Lapse Guarantee is known as the Minimum Premium Period.


No Lapse Guarantee Premium Test


This test is used to determine whether your policy qualifies for the No Lapse Guarantee. It states that, as of the most recent monthly processing date, you must have paid at least as much into your policy (minus any withdrawals or policy debt) as the minimum annual premiums up to this date, as outlined in your policy. To calculate your minimum annual premium for the current policy year, multiply your minimum annual premium by a ratio equal to the number of completed policy months since the last policy anniversary plus 1 over 12. For policies issued in the State of Illinois, the No Lapse Guarantee Premium Test is known as the Minimum Premium Period Test.


Policy anniversary

The same date each year as the policy date.

Policy date

The date your policy comes into effect. This date is used to measure policy months, policy years, policy anniversaries, and monthly processing dates.

Policy debt

The unpaid policy loan amount plus the accumulated and unpaid interest on those loans.

Policy Segment

The additional coverage provided by an increase in face amount.

Target premium

A measure of premium used to determine your policy's premium charges and agent commissions. Your policy's basic sum insured, additional sum insured and any policy segments you buy each have their own target premium. The target premium associated with the basic sum insured and additional sum insured is based on the insured's age, underwriting class and sex (unless gender-neutral rates are required by law). The target premium associated with any policy segment is based on the insured's attained age and the underwriting class for each policy segment.

The target premium for any rider, except the guaranteed coverage rider, is based on the monthly deduction for that rider during the first policy year.


                                                         -----------------------
S P E C I A L   T E R M S                                P R O S P E C T U S  59
                                                         -----------------------

--------------------------------------------------------------------------------
APPENDIX B

ADDITIONAL BENEFITS BY RIDER
--------------------------------------------------------------------------------


Additional benefits are available by riders to the policy. Riders are issued subject to GIAC's standards for classifying risks. GIAC charges premiums for additional benefit riders. These premium amounts are deducted monthly from the policy account value. The benefits provided by the riders are fully described in the riders and summarized here. These riders may not be available in all states.


Adjustable Annual Renewable Term (AART) rider -- this rider, available only at issue, provides term insurance coverage to the insured's age 100. Coverage under this rider has no cash value associated with it. If you have purchased an additional sum insured you cannot have an AART rider. If AART coverage is greater than basic sum insured coverage, you cannot purchase a guaranteed coverage rider.


Waiver of Monthly Deductions rider -- this rider provides for the waiver of the monthly deductions while the insured is totally disabled as defined in the rider. Age limits apply. It is only available on policies with a face amount of $3,000,000 or less.


Guaranteed Coverage rider ("GCR") -- this rider, available with death benefit option 1 and at issue only, guarantees that the policy will remain in force even if the net cash surrender value is less than the current monthly deduction, provided the GCR requirement, as described in the rider, is met. It is not available if coverage under the additional sum insured or AART rider is greater than the basic sum insured at issue.


Disability Benefit rider -- this rider provides for crediting as a benefit an amount equal to the specified amount, as defined in the rider, while the insured is totally disabled, as defined in the rider. It is only available on policies with a face amount less than $3,000,000.


Accidental Death Benefit rider -- this rider, available only at issue, provides additional insurance coverage if the insured's death results from accidental bodily injury on or before the policy anniversary nearest the insured's 75th birthday. The maximum coverage under this rider is the lesser of (i) $500,000 or
(ii) the basic sum insured plus coverage provided by the additional sum insured or AART rider.

Guaranteed Insurability Option rider -- this rider, available only at issue, provides the policyowner the right to increase the face amount of insurance coverage without evidence of insurability on the policy anniversaries nearest certain birthdays of the insured, or within specified time periods of qualifying life events subject to the conditions in the rider.


Select Security rider -- this rider, used in split dollar cases, is an endorsement that prevents the policyowner from making certain policy changes without the consent of the policyowner's employer. There is no charge for this rider.

Exchange of Insureds rider -- this rider gives the policyowner the right to exchange the policy for a new one on the life of a substitute insured. The exercise of this rider will be treated as a taxable exchange for Federal Income Tax purposes.



Depending on your individual circumstances, it may or may not be to your advantage to add coverage to your policy through a rider. Some of the circumstances to consider include the premium you want to pay, the amount of coverage, how long you want this additional coverage for, and the age, sex and underwriting classification of the insured. Your GIAC representative can help you decide whether adding rider benefits to your policy would be in your best interest.


GIAC may from time to time discontinue the availability of one or more of these riders, or make other riders available. GIAC agents can provide information about the current availability of particular riders.


------------------------
60   P R O S P E C T U S                                     A P P E N D I C E S
------------------------

--------------------------------------------------------------------------------
APPENDIX C -- HYPOTHETICAL ILLUSTRATIONS
--------------------------------------------------------------------------------


ILLUSTRATIONS OF DEATH BENEFITS, POLICY ACCOUNT VALUES,
NET CASH SURRENDER VALUES AND ACCUMULATED POLICY PREMIUMS

      The following tables illustrate how the policies operate. Specifically, they show how the death benefit, net cash surrender value and policy account value can vary over an extended period of time assuming hypothetical gross rates of return (i.e., investment income and capital gains and losses, realized or unrealized) for the Separate Account that are equal to constant after tax annual rates of 0%, 6% and 10%. The tables are based on policies issued prior to May 1, 2002 with face amounts of $400,000 for a male insured Age 35, preferred plus underwriting class, utilizing the guideline premium test. Values are first given based on current charges and then based on the policy's higher guaranteed charges. Each illustration is given first for a policy with an Option 1 death benefit, then for a policy with an Option 2 death benefit, and, finally, for a policy with an Option 3 death benefit. These illustrations may assist in the comparison of death benefits, net cash surrender values and policy account values for Park Avenue VUL policies with those for other variable life insurance policies that may be issued by GIAC or other companies. Prospective policyowners are advised, however, that it may not be advantageous to replace existing life insurance coverage by purchasing a Park Avenue VUL policy, particularly if the decision to replace existing coverage is based primarily on a comparison of policy illustrations.

      Actual returns will fluctuate over time and likely will be both positive and negative. The actual death benefits, net cash surrender values and policy account values under the policy could be significantly different from those shown even if actual returns averaged 0%, 6% and 10%, but fluctuated over and under those averages throughout the years shown. Depending on the timing and degree of fluctuation, the actual values could be substantially less than those shown, and may, under certain circumstances, result in the lapse of the policy unless the policyowner pays more than the stated premium.

      Death benefits, net cash surrender values and policy account values will also be different from the amounts shown if: (1) the actual gross rates of return average 0%, 6%, or 10%, but vary above and below the average over the period; and (2) premiums are paid at other than annual intervals. Benefits and values will also be affected by the policyowner's allocation of the unloaned policy account value among the variable investment options and the fixed-rate option. If the actual gross rate of return for all options averages 0%, 6%, or 10%, but varies above or below that average for individual options, allocation and transfer decisions can have a significant impact on a policy's performance. Policy loans and other policy transactions, such as partial withdrawals, will also affect results, as will the insured's sex, smoker status and underwriting class.


      Death benefits, net cash surrender values and policy account values shown in the tables reflect the fact that: (1) deductions have been made from premiums for premium charges; and (2) the monthly deduction is deducted from the policy account value on each monthly processing date. The net cash surrender values shown in the tables reflect the fact that a surrender charge is deducted upon surrender or lapse during the first 9 policy years. See Deductions and charges. The amounts shown in the illustrations also reflect an arithmetic average of the investment advisory fees and operating expenses incurred by the mutual funds, at an annual rate of 0.98% of the average daily net assets of such funds. The arithmetic average is based upon actual expenses of the funds incurred during 2003, before taking into account any applicable expense reimbursements and fee waivers, except with respect to the AIM V.I. Global Utilities Fund, the expenses of which reflect a recent merger into INVESCO VIF-Utilities Fund. For an explanation of the expenses see the accompanying fund prospectuses.

      Taking account of the charges and the average investment advisory fee and operating expenses of the mutual funds, the gross annual rates of return of 0%, 6% and 10% correspond to net investment experience at -0.98%, 5.02%, and 9.02%, respectively. See Net investment factor.


      The hypothetical rates of return shown in the tables do not reflect any tax charges attributable to the Separate Account since no charges are currently made. If any such charges are imposed in the future, the gross annual rate of return would have to exceed the rates shown by an amount sufficient to cover the tax charges, in order to produce the death benefits, net cash surrender values and policy account values illustrated. See GIAC's taxes.


                                                         -----------------------
A P P E N D I C E S                                      P R O S P E C T U S  61
                                                         -----------------------

The Guardian Insurance & Annuity Company, Inc.

APPENDIX C

      The fourth column of each table shows the amount which would accumulate if an amount equal to the target premium was invested to earn interest, after taxes, of 5% per year, compounded annually. There can be no assurance that a prospective policyowner would be able to earn this return.


      GIAC will furnish upon request an illustration reflecting the proposed insured's age, sex, underwriting class, face amount requested, and life insurance test selected, but a premium-based illustration must reflect GIAC's current minimum face amount requirement for Park Avenue VUL -- which is $100,000. These personalized illustrations will use an arithmetic average of the investment advisory fees and operating expenses incurred by the mutual funds based on actual fees and expenses after applicable reimbursements and waivers incurred during 2003, except with respect to the AIMV.I. Global Utilities Fund, the expenses of which reflect a recent merger into INVESCO VIF-Utilities Fund. If you are already a Park Avenue VUL policyowner, please contact your registered representative for a current illustration.


      These illustrations will refer to "net outlay" as the cash flow into or out of the policy. It is equal to the sum of all premiums and accrued loan interest paid in cash and reduced by the proceeds of any policy loan or partial withdrawal received in cash. For purposes of these illustrations "net outlay" will be equal to target premium.

      From time to time, advertisements or sales literature for Park Avenue VUL may quote historical performance data of one or more of the underlying funds, and may include cash surrender values and death benefit figures computed using the same methodology as that used in the following illustrations, but with historical average annual total returns of the underlying funds for which performance data is shown in the advertisement or sales literature replacing the hypothetical rates of return shown in the following tables. This information may be shown in the form of graphs, charts, tables, and examples. Any such information is intended to show the policy's investment experience based on the historical experience of the underlying funds and is not intended to represent what may happen in the future.


      GIAC began to offer Park Avenue VUL on June 15, 2000. As such the policies may not have been available when the funds commenced their operations. However, illustrations may be based on the actual investment experience of the funds since their respective inception dates. The results for any period prior to the policies' being offered would be calculated as if the policies had been offered during that period of time, with all charges assumed to be those applicable to the policies. Thus the illustrations will reflect deductions for each fund's expenses, and the charges deducted from premiums, monthly deductions and any transaction deductions associated with the policy in question.



------------------------
62   P R O S P E C T U S                                     A P P E N D I C E S
------------------------

The Guardian Insurance & Annuity Company, Inc.

APPENDIX C

               Male Issue Age 35, Preferred Plus Underwriting Risk

                              $400,000 Face Amount

                             Death Benefit Option 1

                             Target Premium = $3,532

        These values reflect CURRENT cost of insurance and other charges
         Using the Guideline Premium Test as defined under Section 7702 of the Internal Revenue Code.

                                                Assuming Current                 Assuming Current
                                              Charges and 0% Gross             Charges and 6% Gross
                                                     Return                           Return
                               Premiums    -----------------------------   ------------------------------
   End        Age           Accumulated                   Net                              Net
    of  Beginning                 At 5%     Policy       Cash        Net    Policy        Cash        Net
Policy         of     Net      Interest    Account  Surrender      Death   Account   Surrender      Death
  Year       Year  Outlay      Per Year      Value      Value    Benefit     Value       Value    Benefit
------  ---------  ------   -----------    -------  ---------    -------   -------   ---------    -------

     1         35   3,532         3,709      2,306          0    400,000      2,471          0    400,000

     2         36   3,532         7,603      4,526      1,701    400,000     4,999       2,174    400,000
     3         37   3,532        11,691      6,618      4,146    400,000     7,544       5,071    400,000
     4         38   3,532        15,985      8,637      6,518    400,000    10,158       8,039    400,000
     5         39   3,532        20,492     10,605      8,839    400,000    12,869      11,103    400,000
     6         40   3,532        25,226     12,520     11,107    400,000    15,677      14,265    400,000
     7         41   3,532        30,195     14,383     13,323    400,000    18,588      17,528    400,000
     8         42   3,532        35,414     16,193     15,486    400,000    21,604      20,898    400,000
     9         43   3,532        40,893     17,942     17,589    400,000    24,723      24,370    400,000
    10         44   3,532        46,646     19,652     19,652    400,000    27,968      27,968    400,000
    15         49   3,532        80,026     29,248     29,248    400,000    48,221      48,221    400,000
    20         54   3,532       122,628     38,437     38,437    400,000    74,300      74,300    400,000
    25         59   3,532       177,001     45,214     45,214    400,000   105,525     105,525    400,000
    30         64   3,532       246,395     47,295     47,295    400,000   141,713     141,713    400,000

                           Assuming Current
                         Charges and 10% Gross
                                Return
                     ------------------------------
   End        Age                    Net
    of  Beginning     Policy        Cash        Net
Policy         of    Account   Surrender      Death
  Year       Year      Value       Value    Benefit
------  ---------    -------   ---------    -------

     1         35      2,581           0    400,000

     2         36      5,326       2,501    400,000
     3         37      8,204       5,732    400,000
     4         38     11,282       9,162    400,000
     5         39     14,598      12,832    400,000
     6         40     18,172      16,759    400,000
     7         41     22,024      20,965    400,000
     8         42     26,178      25,472    400,000
     9         43     30,651      30,298    400,000
    10         44     35,491      35,491    400,000
    15         49     68,552      68,552    400,000
    20         54    119,797     119,797    400,000
    25         59    197,241     197,241    400,000
    30         64    315,265     315,265    400,000

IT IS EMPHASIZED THAT THE HYPOTHETICAL RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL RESULTS MAY BE HIGHER OR LOWER THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE ALLOCATIONS MADE BY A POLICYOWNER, THE FREQUENCY OF THE PREMIUM PAYMENTS MADE BY A POLICYOWNER, THE INVESTMENT EXPERIENCE OF THE POLICY'S VARIABLE INVESTMENT OPTIONS, AND THE RATE OF INTEREST PAID ON AMOUNTS HELD IN THE FIXED-RATE OPTION. THE DEATH BENEFIT, POLICY ACCOUNT VALUE AND NET CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6% or AND 10% OVER A PERIOD OF YEARS, BUT VARIED ABOVE AND BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOANS OR OTHER POLICY TRANSACTIONS WERE EFFECTED DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY GIAC OR THE MUTUAL FUNDS THAT THE ILLUSTRATED HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.


                                                         -----------------------
A P P E N D I C E S                                      P R O S P E C T U S  63
                                                         -----------------------

The Guardian Insurance & Annuity Company, Inc.

APPENDIX C

              Male Issue Age 35, Preferred Plus Underwriting Risk

                              $400,000 Face Amount

                             Death Benefit Option 1

                             Target Premium = $3,532

       These values reflect GUARANTEED cost of insurance and other charges
         Using the Guideline Premium Test as defined under Section 7702 of the Internal Revenue Code.

                                               Assuming Guaranteed              Assuming Guaranteed
                                              Charges and 0% Gross             Charges and 6% Gross
                                                     Return                           Return
                               Premiums    -----------------------------   ------------------------------
   End        Age           Accumulated                   Net                              Net
    of  Beginning                 At 5%     Policy       Cash        Net    Policy        Cash        Net
Policy         of     Net      Interest    Account  Surrender      Death   Account   Surrender      Death
  Year       Year  Outlay      Per Year      Value      Value    Benefit     Value       Value    Benefit
------  ---------  ------   -----------    -------  ---------    -------   -------   ---------    -------
     1         35   3,532         3,709      2,299          0    400,000     2,463           0    400,000
     2         36   3,532         7,603      4,192      1,366    400,000     4,653       1,827    400,000
     3         37   3,532        11,691      6,010      3,538    400,000     6,892       4,420    400,000
     4         38   3,532        15,985      7,752      5,633    400,000     9,181       7,062    400,000
     5         39   3,532        20,492      9,412      7,646    400,000    11,513       9,747    400,000
     6         40   3,532        25,226     10,988      9,575    400,000    13,888      12,475    400,000
     7         41   3,532        30,195     12,470     11,410    400,000    16,296      15,236    400,000
     8         42   3,532        35,414     13,859     13,153    400,000    18,739      18,033    400,000
     9         43   3,532        40,893     15,147     14,794    400,000    21,209      20,856    400,000
    10         44   3,532        46,646     16,336     16,336    400,000    23,708      23,708    400,000
    15         49   3,532        80,026     22,428     22,428    400,000    38,547      38,547    400,000
    20         54   3,532       122,628     25,721     25,721    400,000    54,932      54,932    400,000
    25         59   3,532       177,001     22,173     22,173    400,000    68,909      68,909    400,000
    30         64   3,532       246,395      7,179      7,179    400,000    75,782      75,782    400,000

                          Assuming Guaranteed
                         Charges and 6% Gross
                                Return
                     ------------------------------
   End        Age                    Net
    of  Beginning     Policy        Cash        Net
Policy         of    Account   Surrender      Death
  Year       Year      Value       Value    Benefit
------  ---------    -------   ---------    -------
     1         35       2,573          0    400,000
     2         36       4,972      2,146    400,000
     3         37       7,524      5,051    400,000
     4         38      10,239      8,120    400,000
     5         39      13,123     11,357    400,000
     6         40      16,188     14,775    400,000
     7         41      19,437     18,377    400,000
     8         42      22,886     22,180    400,000
     9         43      26,543     26,190    400,000
    10         44      30,426     30,426    400,000
    15         49      56,091     56,091    400,000
    20         54      93,052     93,052    400,000
    25         59     143,695    143,695    400,000
    30         64     215,283    215,283    400,000

IT IS EMPHASIZED THAT THE HYPOTHETICAL RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL RESULTS MAY BE HIGHER OR LOWER THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE ALLOCATIONS MADE BY A POLICYOWNER, THE FREQUENCY OF THE PREMIUM PAYMENTS MADE BY A POLICYOWNER, THE INVESTMENT EXPERIENCE OF THE POLICY'S VARIABLE INVESTMENT OPTIONS, AND THE RATE OF INTEREST PAID ON AMOUNTS HELD IN THE FIXED-RATE OPTION. THE DEATH BENEFIT, POLICY ACCOUNT VALUE AND NET CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6% or 10% OVER A PERIOD OF YEARS, BUT VARIED ABOVE AND BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOANS OR OTHER POLICY TRANSACTIONS WERE EFFECTED DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY GIAC OR THE MUTUAL FUNDS THAT THE ILLUSTRATED HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.


------------------------
64   P R O S P E C T U S                                     A P P E N D I C E S
------------------------

The Guardian Insurance & Annuity Company, Inc.

APPENDIX C

              Male Issue Age 35, Preferred Plus Underwriting Risk

                              $400,000 Face Amount

                             Death Benefit Option 2

                             Target Premium = $3,532

        These values reflect CURRENT cost of insurance and other charges
         Using the Guideline Premium Test as defined under Section 7702 of the Internal Revenue Code.

                                                Assuming Current                 Assuming Current
                                              Charges and 0% Gross             Charges and 6% Gross
                                                     Return                           Return
                               Premiums    -----------------------------   ------------------------------
   End        Age           Accumulated                   Net                              Net
    of  Beginning                 At 5%     Policy       Cash        Net    Policy        Cash        Net
Policy         of     Net      Interest    Account  Surrender      Death   Account   Surrender      Death
  Year       Year  Outlay      Per Year      Value      Value    Benefit     Value       Value    Benefit
------  ---------  ------   -----------    -------  ---------    -------   -------   ---------    -------
     1         35   3,532         3,709      2,304          0    402,382     2,468           0    402,535
     2         36   3,532         7,603      4,519      1,693    404,605     4,992       2,166    405,053
     3         37   3,532        11,691      6,603      4,130    406,699     7,526       5,053    407,586
     4         38   3,532        15,985      8,609      6,490    408,712    10,125       8,006    410,180
     5         39   3,532        20,492     10,562      8,796    410,669    12,816      11,050    412,863
     6         40   3,532        25,226     12,459     11,047    412,571    15,599      14,186    415,638
     7         41   3,532        30,195     14,301     13,241    414,417    18,477      17,417    418,509
     8         42   3,532        35,414     16,085     15,379    416,206    21,453      20,747    421,477
     9         43   3,532        40,893     17,806     17,453    417,932    24,523      24,170    424,538
    10         44   3,532        46,646     19,483     19,483    419,613    27,711      27,711    427,716
    15         49   3,532        80,026     28,834     28,834    428,951    47,457      47,457    447,363
    20         54   3,532       122,628     37,587     37,587    437,738    72,412      72,412    472,248
    25         59   3,532       177,001     43,615     43,615    443,825   101,230     101,230    501,010
    30         64   3,532       246,395     44,319     44,319    444,630   131,854     131,854    531,615

                            Assuming Current
                          Charges and 6% Gross
                                 Return
                      ------------------------------
   End        Age                     Net
    of  Beginning      Policy        Cash        Net
Policy         of     Account   Surrender      Death
  Year       Year       Value       Value    Benefit
------  ---------     -------   ---------    -------
     1         35       2,579           0    402,637
     2         36       5,318       2,493    405,362
     3         37       8,185       5,712    408,218
     4         38      11,245       9,126    411,261
     5         39      14,537      12,771    414,533
     6         40      18,079      16,666    418,053
     7         41      21,889      20,830    421,841
     8         42      25,990      25,283    425,916
     9         43      30,395      30,042    430,295
    10         44      35,152      35,152    435,022
    15         49      67,397      67,397    467,020
    20         54     116,515     116,515    515,823
    25         59     188,598     188,598    587,452
    30         64     292,275     292,275    690,503

IT IS EMPHASIZED THAT THE HYPOTHETICAL RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL RESULTS MAY BE HIGHER OR LOWER THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE ALLOCATIONS MADE BY A POLICYOWNER, THE FREQUENCY OF THE PREMIUM PAYMENTS MADE BY A POLICYOWNER, THE INVESTMENT EXPERIENCE OF THE POLICY'S VARIABLE INVESTMENT OPTIONS, AND THE RATE OF INTEREST PAID ON AMOUNTS HELD IN THE FIXED-RATE OPTION. THE DEATH BENEFIT, POLICY ACCOUNT VALUE AND NET CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6% or 10% OVER A PERIOD OF YEARS, BUT VARIED ABOVE AND BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOANS OR OTHER POLICY TRANSACTIONS WERE EFFECTED DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY GIAC OR THE MUTUAL FUNDS THAT THE ILLUSTRATED HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.


                                                         -----------------------
A P P E N D I C E S                                      P R O S P E C T U S  65
                                                         -----------------------

The Guardian Insurance & Annuity Company, Inc.

APPENDIX C

              Male Issue Age 35, Preferred Plus Underwriting Risk

                              $400,000 Face Amount

                             Death Benefit Option 2

                             Target Premium = $3,532

       These values reflect GUARANTEED cost of insurance and other charges
         Using the Guideline Premium Test as defined under Section 7702 of the Internal Revenue Code.

                                               Assuming Guaranteed              Assuming Guaranteed
                                              Charges and 0% Gross             Charges and 6% Gross
                                                     Return                           Return
                               Premiums    -----------------------------   ------------------------------
   End        Age           Accumulated                   Net                              Net
    of  Beginning                 At 5%     Policy       Cash        Net    Policy        Cash        Net
Policy         of     Net      Interest    Account  Surrender      Death   Account   Surrender      Death
  Year       Year  Outlay      Per Year      Value      Value    Benefit     Value       Value    Benefit
------  ---------  ------   -----------    -------  ---------    -------   -------   ---------    -------
     1         35   3,532         3,709      2,297          0    402,375     2,461           0    402,528
     2         36   3,532         7,603      4,181      1,355    404,294     4,641       1,815    404,732
     3         37   3,532        11,691      5,987      3,514    406,106     6,866       4,393    406,953
     4         38   3,532        15,985      7,713      5,594    407,839     9,133       7,014    409,217
     5         39   3,532        20,492      9,352      7,586    409,485    11,437       9,671    411,518
     6         40   3,532        25,226     10,902      9,489    411,042    13,775      12,362    413,853
     7         41   3,532        30,195     12,352     11,292    412,501    16,136      15,077    416,212
     8         42   3,532        35,414     13,705     12,998    413,861    18,521      17,815    418,595
     9         43   3,532        40,893     14,950     14,596    415,115    20,919      20,566    420,991
    10         44   3,532        46,646     16,089     16,089    416,263    23,330      23,330    423,401
    15         49   3,532        80,026     21,802     21,802    421,991    37,378      37,378    437,404
    20         54   3,532       122,628     24,390     24,390    424,668    51,881      51,881    451,942
    25         59   3,532       177,001     19,731     19,731    420,149    61,724      61,724    461,897
    30         64   3,532       246,395      3,630      3,630    404,281    60,355      60,355    460,788

                           Assuming Guaranteed
                          Charges and 6% Gross
                                 Return
                      ------------------------------
   End        Age                     Net
    of  Beginning      Policy        Cash        Net
Policy         of     Account   Surrender      Death
  Year       Year       Value       Value    Benefit
------  ---------     -------   ---------    -------
     1         35        2,571           0    402,629
     2         36        4,959       2,133    405,033
     3         37        7,495       5,022    407,556
     4         38       10,185       8,066    410,234
     5         39       13,036      11,270    413,070
     6         40       16,054      14,642    416,074
     7         41       19,242      18,183    419,248
     8         42       22,613      21,907    422,603
     9         43       26,170      25,816    426,143
    10         44       29,926      29,926    429,882
    15         49       54,309      54,309    454,108
    20         54       87,682      87,682    487,344
    25         59      128,681     128,681    528,214
    30         64      175,508     175,508    574,977

IT IS EMPHASIZED THAT THE HYPOTHETICAL RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL RESULTS MAY BE HIGHER OR LOWER THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE ALLOCATIONS MADE BY A POLICYOWNER, THE FREQUENCY OF THE PREMIUM PAYMENTS MADE BY A POLICYOWNER, THE INVESTMENT EXPERIENCE OF THE POLICY'S VARIABLE INVESTMENT OPTIONS, AND THE RATE OF INTEREST PAID ON AMOUNTS HELD IN THE FIXED-RATE OPTION. THE DEATH BENEFIT, POLICY ACCOUNT VALUE AND NET CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6% or 10% OVER A PERIOD OF YEARS, BUT VARIED ABOVE AND BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOANS OR OTHER POLICY TRANSACTIONS WERE EFFECTED DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY GIAC OR THE MUTUAL FUNDS THAT THE ILLUSTRATED HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.


------------------------
66   P R O S P E C T U S                                     A P P E N D I C E S
------------------------

The Guardian Insurance & Annuity Company, Inc.

APPENDIX C

              Male Issue Age 35, Preferred Plus Underwriting Risk

                              $400,000 Face Amount

                             Death Benefit Option 3

                             Target Premium = $3,532

        These values reflect CURRENT cost of insurance and other charges
         Using the Guideline Premium Test as defined under Section 7702 of the Internal Revenue Code.

                                                Assuming Current                 Assuming Current
                                              Charges and 0% Gross             Charges and 6% Gross
                                                     Return                           Return
                               Premiums    -----------------------------   ------------------------------
   End        Age           Accumulated                   Net                              Net
    of  Beginning                 At 5%     Policy       Cash        Net    Policy        Cash        Net
Policy         of     Net      Interest    Account  Surrender      Death   Account   Surrender      Death
  Year       Year  Outlay      Per Year      Value      Value    Benefit     Value       Value    Benefit
------  ---------  ------   -----------    -------  ---------    -------   -------   ---------    -------
     1         35   3,532         3,709      2,303          0    403,532     2,468           0    403,532
     2         36   3,532         7,603      4,517      1,691    407,064     4,989       2,164    407,064
     3         37   3,532        11,691      6,596      4,124    410,596     7,520       5,047    410,596
     4         38   3,532        15,985      8,597      6,478    414,128    10,114       7,995    414,128
     5         39   3,532        20,492     10,541      8,775    417,660    12,798      11,032    417,660
     6         40   3,532        25,226     12,427     11,014    421,192    15,572      14,159    421,192
     7         41   3,532        30,195     14,254     13,195    424,724    18,440      17,380    424,724
     8         42   3,532        35,414     16,022     15,315    428,256    21,404      20,698    428,256
     9         43   3,532        40,893     17,722     17,368    431,788    24,459      24,106    431,788
    10         44   3,532        46,646     19,375     19,375    435,320    27,631      27,631    435,320
    15         49   3,532        80,026     28,531     28,531    452,980    47,273      47,273    452,980
    20         54   3,532       122,628     36,928     36,928    470,640    72,143      72,143    470,640
    25         59   3,532       177,001     42,271     42,271    488,300   101,038     101,038    488,300
    30         64   3,532       246,395     41,370     41,370    505,960   132,297     132,297    505,960

                            Assuming Current
                          Charges and 6% Gross
                                 Return
                      ------------------------------
   End        Age                    Net
    of  Beginning      Policy        Cash        Net
Policy         of     Account   Surrender      Death
  Year       Year       Value       Value    Benefit
------  ---------     -------   ---------    -------
     1         35       2,578           0    403,532
     2         36       5,316       2,490    407,064
     3         37       8,180       5,707    410,596
     4         38      11,236       9,116    414,128
     5         39      14,523      12,757    417,660
     6         40      18,058      16,645    421,192
     7         41      21,862      20,802    424,724
     8         42      25,955      25,249    428,256
     9         43      30,354      30,001    431,788
    10         44      35,106      35,106    435,320
    15         49      67,394      67,394    452,980
    20         54     116,971     116,971    470,640
    25         59     190,952     190,952    488,300
    30         64     301,471     301,471    505,960

IT IS EMPHASIZED THAT THE HYPOTHETICAL RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL RESULTS MAY BE HIGHER OR LOWER THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE ALLOCATIONS MADE BY A POLICYOWNER, THE FREQUENCY OF THE PREMIUM PAYMENTS MADE BY A POLICYOWNER, THE INVESTMENT EXPERIENCE OF THE POLICY'S VARIABLE INVESTMENT OPTIONS, AND THE RATE OF INTEREST PAID ON AMOUNTS HELD IN THE FIXED-RATE OPTION. THE DEATH BENEFIT, POLICY ACCOUNT VALUE AND NET CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6% OR 10% OVER A PERIOD OF YEARS, BUT VARIED ABOVE AND BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOANS OR OTHER POLICY TRANSACTIONS WERE EFFECTED DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY GIAC OR THE MUTUAL FUNDS THAT THE ILLUSTRATED HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.


                                                         -----------------------
A P P E N D I C E S                                      P R O S P E C T U S  67
                                                         -----------------------

The Guardian Insurance & Annuity Company, Inc.

APPENDIX C

              Male Issue Age 35, Preferred Plus Underwriting Risk

                              $400,000 Face Amount

                             Death Benefit Option 3

                             Target Premium = $3,532

       These values reflect GUARANTEED cost of insurance and other charges
         Using the Guideline Premium Test as defined under Section 7702 of the Internal Revenue Code.

                                               Assuming Guaranteed              Assuming Guaranteed
                                              Charges and 0% Gross             Charges and 6% Gross
                                                     Return                           Return
                               Premiums    -----------------------------   ------------------------------
   End        Age           Accumulated                   Net                              Net
    of  Beginning                 At 5%     Policy       Cash        Net    Policy        Cash        Net
Policy         of     Net      Interest    Account  Surrender      Death   Account   Surrender      Death
  Year       Year  Outlay      Per Year      Value      Value    Benefit     Value       Value    Benefit
------  ---------  ------   -----------    -------  ---------    -------   -------   ---------    -------
     1         35   3,532         3,709      2,296          0    403,532     2,461           0    403,532
     2         36   3,532         7,603      4,176      1,351    407,064     4,637       1,811    407,064
     3         37   3,532        11,691      5,975      3,503    410,596     6,855       4,383    410,596
     4         38   3,532        15,985      7,690      5,571    414,128     9,113       6,994    414,128
     5         39   3,532        20,492      9,314      7,548    417,660    11,404       9,638    417,660
     6         40   3,532        25,226     10,843      9,430    421,192    13,725      12,312    421,192
     7         41   3,532        30,195     12,267     11,207    424,724    16,063      15,003    424,724
     8         42   3,532        35,414     13,585     12,879    428,256    18,420      17,713    428,256
     9         43   3,532        40,893     14,787     14,434    431,788    20,782      20,429    431,788
    10         44   3,532        46,646     15,874     15,874    435,320    23,151      23,151    435,320
    15         49   3,532        80,026     21,114     21,114    452,980    33,857      33,857    449,448
    20         54   3,532       122,628     22,612     22,612    470,640    50,627      50,627    470,640
    25         59   3,532       177,001     15,294     15,294    488,300    58,887      58,887    488,300
    30         64   3,532       246,395          0          0          0    53,389      53,389    505,960

                          Assuming Guaranteed
                         Charges and 6% Gross
                                Return
                     ------------------------------
   End        Age                    Net
    of  Beginning     Policy        Cash        Net
Policy         of    Account   Surrender      Death
  Year       Year      Value       Value    Benefit
------  ---------    -------   ---------    -------
     1         35      2,570           0    403,532
     2         36      4,955       2,130    407,064
     3         37      7,485       5,013    410,596
     4         38     10,168       8,049    414,128
     5         39     13,007      11,241    417,660
     6         40     16,011      14,599    421,192
     7         41     19,182      18,122    424,724
     8         42     22,532      21,825    428,256
     9         43     26,064      25,711    431,788
    10         44     29,793      29,793    435,320
    15         49     54,032      54,032    452,980
    20         54     87,561      87,561    470,640
    25         59    130,160     130,160    488,300
    30         64    183,349     183,349    505,960

IT IS EMPHASIZED THAT THE HYPOTHETICAL RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL RESULTS MAY BE HIGHER OR LOWER THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE ALLOCATIONS MADE BY A POLICYOWNER, THE FREQUENCY OF THE PREMIUM PAYMENTS MADE BY A POLICYOWNER, THE INVESTMENT EXPERIENCE OF THE POLICY'S VARIABLE INVESTMENT OPTIONS, AND THE RATE OF INTEREST PAID ON AMOUNTS HELD IN THE FIXED-RATE OPTION. THE DEATH BENEFIT, POLICY ACCOUNT VALUE AND NET CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6% OR 10% OVER A PERIOD OF YEARS, BUT VARIED ABOVE AND BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOANS OR OTHER POLICY TRANSACTIONS WERE EFFECTED DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY GIAC OR THE MUTUAL FUNDS THAT THE ILLUSTRATED HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.


------------------------
68   P R O S P E C T U S                                     A P P E N D I C E S
------------------------

--------------------------------------------------------------------------------
TABLE OF CONTENTS FOR

STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

      ABOUT GIAC

      ADDITIONAL INFORMATION ABOUT THE POLICY

      ADDITIONAL INFORMATION ABOUT CHARGES

      PERFORMANCE INFORMATION

      ADDITIONAL INFORMATION

      FINANCIAL STATEMENTS OF THE GUARDIAN SEPARATE ACCOUNT N

      CONSOLIDATED FINANCIAL STATEMENTS OF THE GUARDIAN
      INSURANCE & ANNUITY COMPANY, INC.


      APPENDIX A -- USES OF LIFE INSURANCE



                                                         -----------------------
S A I  - C O N T E N T S                                 P R O S P E C T U S  69
                                                         -----------------------

--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------

WHERE TO GET MORE INFORMATION

Our Statement of Additional Information (SAI) has more details about the policy described in this prospectus and is incorporated into this prospectus by reference. If you would like a free copy, please call us toll-free at 1-800-441-6455, or write to us at the following address:


The Guardian Insurance & Annuity Company, Inc.
Customer Service office
Box 26125
Lehigh Valley, Pennsylvania 18002-6125


Information about us (including the SAI), is also available on the SEC's Internet site at www.sec.gov, or can be reviewed and copies made at or ordered from (for a fee) the SEC's Public Reference Room, 450 Fifth St., NW, Washington, D.C. 20549-0102. (Direct questions to the SEC at 202-942-8090).

HOW TO COMMUNICATE WITH US

We cannot act on any request (except for proper telephone transfer requests) unless it is received in writing at our customer service office, in a form acceptable to us. Your request must include:

o     your policy number

o     the full name of all policyowners

o     the full name of the insured, and

o     your current address.


Our address for regular mail is:
  The Guardian Insurance & Annuity Company, Inc.
  P.O. Box 26125
  Lehigh Valley, PA 18002-6125


Our address for registered, certified or express mail is:
  The Guardian Insurance & Annuity Company, Inc.
  3900 Burgess Place
  Bethlehem, PA 18017


If you need information on your policy, or a personalized illustration, available free of charge, of death benefits, cash surrender values, and cash values under your policy, please contact your registered representative, or call us at 1-800-441-6455 between 8 a.m. and 6 p.m. Eastern time or write us at the above address. Current policyowners should contact their registered representative for current personalized illutrations.


Investment Company Act File No. 811-09725


------------------------
70   P R O S P E C T U S                            B A C K   C O V E R  P A G E
------------------------

PARK AVENUE VUL -

MILLENNIUM SERIES(R)

Issued Through The Guardian Separate Account N of
The Guardian Insurance & Annuity Company, Inc.


Statement of Additional Information dated May 1, 2004

This Statement of Additional Information is not a prospectus but should be read in conjunction with the current Prospectus for The Guardian Separate Account N (marketed under the name "Park Avenue VUL-Millennium Series(R)") dated May 1, 2004.


A free Prospectus is available upon request by writing or calling:

                 The Guardian Insurance & Annuity Company, Inc.
                             Customer Service Office
                                 P.O. Box 26240
                        Lehigh Valley, Pennsylvania 18002
                                 1-800-441-6455

Read the prospectus before you invest. Terms used in this Statement of Additional Information shall have the same meaning as in the Prospectus.

                TABLE OF CONTENTS

                                                                     Page
                                                                     ----

                About GIAC ....................................      B-2

                Additional Information About the Policy .......      B-2

                Additional Information About Charges ..........      B-9


                Additional Information ........................      B-12


                Financial Statements of The Guardian
                Separate Account N ............................      B-14

                Consolidated Financial Statements of The
                Guardian Insurance & Annuity Company, Inc. ....      B-40


                Appendix A - Uses of Life Insurance ...........      B-58



EB-013286  5/03


                                                                           -----
S T A T E M E N T  O F  A D D I T I O N A L  I N F O R M A T I O N          B-1
                                                                           -----

ABOUT GIAC


Your Park Avenue VUL policy is issued, through its Separate Account N, (Separate Account or Separate Account N), by The Guardian Insurance & Annuity Company, Inc. (GIAC), a Delaware stock insurance company formed in 1970. GIAC is licensed to sell life insurance and annuities in all 50 states of the United States of America and the District of Columbia. As of December 31, 2003, our total assets (GAAP basis) exceeded $10 billion.

We are wholly owned by The Guardian Life Insurance Company of America (Guardian
Life), a mutual life insurance company organized in the State of New York in 1860. As of December 31, 2003, Guardian Life had total assets (GAAP basis) in excess of $37 billion. The offices of both Guardian Life and GIAC are located at 7 Hanover Square, New York, New York 10004.


Both Guardian Life and GIAC have consistently received exemplary ratings from Moody's Investors Service, Inc., Standard & Poor's Corporation, Duff & Phelps and A.M. Best. These ratings may change at any time, and only reflect GIAC's ability to meet its insurance-related obligations and the guaranteed return on the fixed-rate option. These ratings do not apply to the variable investment options, which are subject to the risks of investing in any securities. Guardian Life does not issue the Park Avenue VUL policies, and does not guarantee the benefits provided by the policy.

The Guardian Separate Account N was established by GIAC's Board of Directors on September 23, 1999 under the insurance laws of the State of Delaware. It is registered with the SEC as a unit investment trust.

ADDITIONAL INFORMATION ABOUT THE POLICY

Issuing the Policy

If you already own certain fixed-benefit life insurance policies issued by us or by Guardian Life, you may be able to buy a Park Avenue VUL policy without having to meet our insurance requirements again. You can do this by exchanging your current policy for a Park Avenue VUL policy or if your fixed-benefit policy contains a rider to permit you to purchase a Park Avenue VUL policy. You may also be able to convert to a Park Avenue VUL policy if your existing policy contains appropriate riders. In this case you may have to meet minimal insurance requirements.

If you have a convertible term policy, or a whole life policy with a convertible term rider, you may receive a credit of up to one minimum annual premium if you convert it to a Park Avenue VUL policy.

Death Benefit Options
Cash Value Test

To satisfy this test, the death benefit must be at least equal to the policy account value multiplied by a death benefit factor. A table of death benefit factors appears in your policy. These factors are equal to one divided by the net single premium (the single premium that would be needed to pay for the death benefit under the policy, including any additional sum insured).

Guideline Premium Test

The Guideline Premium Test consists of two parts: the Guideline Premium Test and the Cash Value Corridor Test.

To satisfy the Guideline Premium Test the total of all premiums you pay must not exceed certain maximums. The total of premiums paid, minus the nontaxable portion of partial withdrawals, must not be greater than the larger of the following:

o     the guideline single premium on the date the calculation is done, or

o the sum of the guideline level premiums to the date the calculation is done.

For the purposes of this test, the guideline single premium is the premium that would be necessary to pay for future benefits under the policy as calculated at the time the policy is issued. It's based on "reasonable" mortality and expense charges (as defined in Section 7702 of the Internal Revenue Code) and an effective annual interest rate of 6%.


-----
 B-2          S T A T E M E N T  O F  A D D I T I O N A L  I N F O R M A T I O N
-----

The guideline level premium is the level annual premium payable to age 100 that would be necessary to pay for all future benefits under the policy as calculated at the time the policy is issued. It's based on "reasonable" mortality and expense charges (as defined in Section 7702 of the Internal Revenue Code) and an effective annual interest rate of 4%.

Payment of premiums in excess of the guideline premium limit is permitted if those premiums are necessary to keep the policy in force.

To satisfy the Cash Value Corridor Test, the death benefit must at least equal the percentage of the policy account value shown in the following table:

                                              Percentage of policy
         Attained age                         account value *
     --------------------------------------------------------------------
         0-40                                 250%
     --------------------------------------------------------------------
         40-45                                250% - 215%
     --------------------------------------------------------------------
         45-50                                215% - 185%
     --------------------------------------------------------------------
         50-55                                185% - 150%
     --------------------------------------------------------------------
         55-60                                150% - 130%
     --------------------------------------------------------------------
         60-65                                130% - 120%
     --------------------------------------------------------------------
         65-70                                120% - 115%
     --------------------------------------------------------------------
         70-75                                115% - 105%
     --------------------------------------------------------------------
         75-90                                105%
     --------------------------------------------------------------------
         90-95                                105% - 100%
     --------------------------------------------------------------------
         95+                                  100%
     --------------------------------------------------------------------

* The percentage decreases uniformly as attained age increases within the age ranges.

Test Advantages
Cash Value Test                                      Guideline Premium Test
-----------------------------------------------------------------------------------------------------------------
o allows you to make larger premium payments         o allows greater proportion of policy account value relative
  than the Guideline Premium Test                      to death benefit than under the Cash Value Test
-----------------------------------------------------------------------------------------------------------------
o increases the death benefit earlier than the       o develops larger policy account values due to lower
  Guideline Premium Test                               death benefits
-----------------------------------------------------------------------------------------------------------------

Changing Your Death Benefit Option

If you're changing from Option 1 to Option 2, we will decrease the face amount by the lesser of (i) the policy account value on the date the change takes effect or (ii) the face amount divided by the applicable death benefit factor shown in your policy. You must also prove that the insured meets our insurance requirements and we will terminate any additional sum insured.

If you're changing from Option 2 to Option 1, we will increase the face amount by the lesser of (i) the policy account value on the date the change takes effect, or (ii) the face amount divided by [the applicable death benefit factor minus 1]. The applicable death benefit factor is shown on page 4 of your policy.

If you're changing from Option 3 to Option 1, we will increase the face amount by the amount of net accumulated premiums on the date the change takes effect.

If you're changing from Option 3 to Option 2, we will adjust the face amount by an amount equal to net accumulated premiums on the effective date of the change minus the lesser of: (i) policy account value on the effective date of the change or (ii) the face amount divided by the applicable death benefit factor shown on page 4 of your policy.


                                                                           -----
S T A T E M E N T  O F  A D D I T I O N A L  I N F O R M A T I O N          B-3
                                                                           -----

Net investment factor

We calculate the unit value of each variable investment option on each business day by multiplying the option's immediately preceding unit value by the net investment factor for that day. We calculate the net investment factor as follows on each business day:

o the net asset value of one share of the mutual fund corresponding to the variable investment option at the close of the current business day, plus

o the amount per share of any dividends or capital gains distributed by the fund on the current business day, minus any federal, state or local taxes payable by GIAC and allocated by GIAC to the variable investment option; divided by

o the net asset value of one share of the same mutual fund at the close of the previous business day.

The prospectuses for each fund describe how they calculate the net asset values of their mutual fund shares.

Decreasing the face amount

Your death benefit option will determine how your policy is affected by a reduction in the face amount due to a partial withdrawal:

o under Option 1, a partial withdrawal will typically cause an immediate reduction in your policy's face amount.

o under Option 2, a partial withdrawal will not reduce your policy's face amount. However, the amount of your death benefit will decline with each partial withdrawal.

o under Option 3, a partial withdrawal will typically not cause an immediate reduction in your policy's face amount. However, the amount of your death benefit will decline with each partial withdrawal.

If you have made one or more increases to the initial face amount by adding policy segments and then request a face amount decrease, we will apply the decrease to your policy segments as follows. We start with the most recent policy segment, followed by the next most recent, and so on, and then reduce the additional sum insured portion of the initial face amount and, finally, reduce the basic sum insured portion of the initial face amount.

Since we do not deduct a surrender charge when you decrease the face amount, the surrender charge does not change. Your policy account value must always be greater than the surrender charge. Further, the administrative charge per $1,000 of coverage is not reduced by a decrease in face amount.

We will send you policy pages that reflect the changes resulting from your reduction in the face amount.

Reducing the face amount of your policy may have tax consequences, including possibly causing it to be considered a modified endowment contract under the Internal Revenue Code. A decrease in face amount may also reduce the federal tax law limits on what you can put into the policy. In these cases you may need to have a portion of the policy's cash value paid to you to comply with federal tax law. See Tax considerations.

You can also reduce or cancel coverage provided by the Adjustable Annual Renewable Term rider. A reduction in the face amount of the Adjustable Annual Renewable Term rider will not affect the face amount of your policy. Likewise, you can decrease the face amount of your policy without reducing the coverage of your term rider.

Consult your sales representative for advice.


Increasing the Face Amount


We'll issue the increase in the form of a separate policy segment. Each policy segment has its own underwriting class, rate for cost of insurance, surrender charges, administrative charges, premium charge, target premium, and, during the first three policy years, minimum annual premium.


-----
 B-4          S T A T E M E N T  O F  A D D I T I O N A L  I N F O R M A T I O N
-----

After an increase in the face amount takes effect, to calculate premium charges we will allocate premium payments first to the initial face amount and then to each policy segment, starting with the oldest policy segment and ending with the most recent one. We'll allocate premiums in such a way that they won't exceed the annual target premium for the initial face amount or for each policy segment. When the sum of the premiums paid during a policy year exceeds the target premium for the initial face amount, we will allocate the excess to the first policy segment. If the premiums you pay during a policy year exceed the target premiums for all the policy segments and the initial face amount, we'll allocate the excess proportionately according to the target premiums for the initial face amount and each policy segment.

If you increase the face amount of your policy, it will be subject to new surrender charges. We'll calculate the surrender charges as if you had bought a new policy for the increase in the face amount. A new 9-year surrender charge will apply to the policy segment that increased the face amount. We'll notify you about the new surrender charge after any increase in the face amount.

You don't have to pay an additional premium to increase the face amount. However, you may have to make a premium payment to prevent the policy from going into default. That's because the new surrender charges triggered by an increase in the face amount would automatically reduce the net cash surrender value of the policy. Depending on your circumstances, a premium payment may be necessary to keep the net cash surrender value above zero.

Increasing the face amount of your policy may have tax consequences, including possibly causing your policy to be considered a modified endowment contract. The tax consequences associated with your policy being classified as a modified endowment contract are discussed in the prospectus at Tax considerations.

Reduction-free partial withdrawals

We will calculate the reduction-free partial withdrawal amount as of the close of business on the date we receive your request. This amount will be affected by which death benefit option you have chosen.

If you have chosen death benefit Option 1, your reduction-free partial withdrawal amount is any positive amount resulting from:

o     your policy account value, minus
o your policy's face amount divided by the death benefit factor outlined in your policy.

If you have chosen death benefit Option 2, all partial withdrawals are reduction-free.

If you have chosen death benefit Option 3, your reduction-free partial withdrawal amount is the greater of:

o your net accumulated premiums immediately prior to the partial withdrawal, or

o     any positive amount resulting from:

      o     your policy account value, minus

      o your policy's face amount divided by the death benefit factor outlined in your policy.


Dollar cost averaging


The amount of your monthly transfer under this option must be at least $100 for each variable investment option you wish to invest in. Amounts will be transferred automatically on each monthly processing date from The Guardian Cash Fund into the variable investment options you have chosen.

Before the program can begin, you must submit an authorization form.


                                                                           -----
S T A T E M E N T  O F  A D D I T I O N A L  I N F O R M A T I O N          B-5
                                                                           -----

We will stop your dollar cost averaging program when:

o the period of time listed on your dollar cost averaging authorization form ends

o your policy account value in The Guardian Cash Fund is insufficient to cover your monthly investment in the variable investment options you have chosen. If this happens we will divide what you do have in The Guardian Cash Fund proportionally among the variable investment options you have chosen, leaving a balance of zero in The Guardian Cash Fund

o you tell us in writing to end the program, and we receive this notice at least three days before the next monthly processing date, or

o     your policy lapses or you surrender it.

You may change your transfer instructions or reinstate the dollar cost averaging program, subject to the rules above, if we receive a new authorization form at least three business days before your policy's next monthly processing date.

Payment options

Under Payment Option 1, we will hold the proceeds and make monthly interest payments at a guaranteed annual rate of 3%.

Under Payment Option 2, we will make monthly payments of a specified amount until the proceeds and interest are fully paid. At least 10% of the original proceeds must be paid each year. Guaranteed interest of 3% will be added to the proceeds each year.

Under Payment Option 3, we will make monthly payments for a specified number of years. The amount of the payments will include interest at 3% per year.

Under Payment Option 4, we will make monthly payments for the longer of the life of the payee or 10 years. The minimum amount of each payment will include interest at 3% per year.

Under Payment Option 5, we will make monthly payments until the amount paid equals the proceeds settled, and for the remaining life of the payee. The minimum amount of each payment will include interest at 3% per year.

Under Payment Option 6, we will make monthly payments for 10 years and for the remaining life of the last surviving of two payees. The minimum amount of each payment will include interest at 3% per year.

Payment option tables for Options 4, 5 and 6 are based on the Annuity 2000 Mortality Tables (male and female) projected 20 years to the year 2020 by 100% of the male scale G Factors (for males) and 50% of the female scale G Factors (for females).

Your policy lists the monthly payment for every $1,000 of proceeds that the payee applies under Options 3 to 6.

Assigning the rights to your policy

You may assign the rights under your Park Avenue VUL policy to another person or business. This is often done, for example, to secure a loan. We will only be bound by such an agreement when we have received a copy of the assignment papers, signed by you, as well as the business or person to whom you are assigning your rights, and your policy's beneficiaries, if applicable. Assignments are subject to all payments made or actions we have taken on or before the date we receive the assignment papers. We are not responsible for determining whether the transfer of your policy's rights is legally valid.


-----
 B-6          S T A T E M E N T  O F  A D D I T I O N A L  I N F O R M A T I O N
-----

The entity or person to whom you assign your rights may exercise all rights granted under the policy except the right to:

o     change the policyowner or beneficiary

o     change a payment option, and

o direct where your net premiums will be invested or make transfers among the fixed-rate and variable investment options.

Modifying the policy

Only the President, a Vice President, or the Secretary of GIAC may make or modify this policy. No agent has the authority to:

o     change this policy
o     waive any provision of this policy or any of GIAC's requirements; or
o     waive an answer to any question in the application(s).

GIAC will not be bound by any promise or statement made by any agent or other person except as stated above.

Other policies

We offer other variable life insurance policies that have different death benefits, policy features, and optional programs. However, these other policies also have different charges that would affect the performance of the investment divisions of the Separate Account in which you invest, as well as your policy account value. To obtain more information about these other policies, contact our customer service office or your registered representative.

Distribution of the policy and other contractual arrangements


We have an agreement with Guardian Investor Services LLC (GIS) for GIS to act as the principal underwriter of the VUL policies, as well as the other variable life insurance policies and variable annuity contracts that we offer. GIS is a broker-dealer registered under the Securities and Exchange Act of 1934, and a member of the NASD. Under this agreement we paid through GIS for the sale of products issued by the Separate Account a total of $987,408 in 2001, $676,658 in 2002, and $440,959 in 2003. GIS did not retain any of such commissions. GIS is a Delaware corporation organized on December 19, 2001; it is a wholly-owned subsidiary of GIAC and is located at 7 Hanover Square, New York, New York 10004.


The offering of the policies is continuous, and we do not anticipate discontinuing offering the policies. However, we reserve the right to discontinue the offering at any time. We intend to recoup commissions and other sales expenses through fees and charges imposed under the policy. Commissions paid on the policy, including other incentives or payments, are not charged directly to the policyowners or the Separate Account.

Agents and commissions

GIAC agents who are licensed by state insurance authorities to sell variable life insurance policies must also be registered representatives of GIS, or of broker-dealer firms which have entered into agreements with GIAC and GIS to sell Park Avenue VUL policies, which may include our affiliate Park Avenue Securities LLC.

The Prospectus contains information regarding the aggregate dollar amounts of commissions paid to GIAC agents. Information on how to obtain a Prospectus is available on the cover page of this SAI.

Because registered representatives also are GIAC agents, they are eligible for additional compensation in the form of commission overrides, expense allowances, bonuses, wholesaler fees and training allowances. In addition, agents may qualify for non-cash compensation such as expense-paid trips or educational seminars.

If you return your policy under the right to cancel provisions, the agent may have to return some or all of any commissions we have paid.


                                                                           -----
S T A T E M E N T  O F  A D D I T I O N A L  I N F O R M A T I O N          B-7
                                                                           -----

Administrative services

Through an agreement with our parent company, Guardian Life, to carry out the administration of Park Avenue VUL policies, we are billed quarterly for the time that their staff spends on GIAC business, and for the use of their centralized services and sales force.

Other agreements

We have entered into several other agreements, including:

o an agreement with Value Line, Inc. under which we are compensated for marketing the Value Line Centurion Fund and the Value Line Strategic Asset Management Trust to our policyowners, and


o agreements with MFS, AIM, Davis, Fidelity, Janus, Gabelli, Value Line and AllianceBernstein under which we are compensated for certain distribution and/or administrative costs and expenses connected to the offering and sale of their funds to our policyholders. The amount we receive is based on a percentage of assets under management. We may receive 12 b-1 fees from the funds.


Special provisions for group or sponsored arrangements

Where state insurance laws allow us to, we may sell Park Avenue VUL policies under a group or sponsored arrangement.

A group arrangement is one in which a group of individuals is covered under a single policy. This might be arranged, for example, by an employer, a trade union, or a professional association.

A sponsored arrangement is one in which we are allowed to offer members of a group, such as employees of a company or members of an association, insurance policies on an individual basis.

We may reduce or eliminate certain deductions and charges outlined in this prospectus for policies bought under group or sponsored arrangements including policies issued in connection with certain business insurance arrangements. We may, for instance, sell policies without surrender charges and/or with reduced or eliminated fees and charges to employees, officers, directors and agents of Guardian Life and its subsidiaries and their immediate family members. We may reduce or waive policy charges and deductions in accordance with the rules in effect as of the date an application for a policy is approved. In addition, GIAC may permit groups and persons purchasing under a sponsored arrangement to apply for simplified issue and multi-life underwriting. To qualify for a reduction in the policy's charges or deductions certain criteria must be met. These may include:

o     the size of the group

o     the expected number of participants

o     the expected amount of premium payments

o     the expected number of policies to be issued

o     the amount of coverage

The amount of any reduction in charges or deductions and the criteria to qualify for a reduction will reflect our reduced cost of selling and/or maintaining the policies in group or sponsored arrangements.

From time to time we may change the amount of any reduction in charges or deductions, or the criteria that a group must meet to qualify for these reductions. Any change will be made on a non-discriminatory basis.


-----
 B-8          S T A T E M E N T  O F  A D D I T I O N A L  I N F O R M A T I O N
-----

ADDITIONAL INFORMATION ABOUT CHARGES

Premium Charge

--------------------------------------------------------------------------------
EXAMPLE

A 45 year-old male (Preferred Plus underwriting class) buys a policy with a face amount of $250,000 on January 1, 2000. Five years later, on January 1, 2005, the same male, now age 50 (Preferred Plus underwriting class), requests an increase in the face amount of $100,000. The initial target premium is $3,502.50, and the target premium for the increase is $1,781, bringing the total target premium to $5,283.50. Assume he pays $4,000 per year for 10 years and $6,000 per year for the next 10 years. The premiums and premium charges are allocated as follows:

Years 1-5:   All premiums are allocated to the initial face amount because that is the only coverage.

Years 6-10:  Premiums up to the target for the initial face amount ($3,502.50)
             are allocated to the initial face amount, and the excess ($4,000.00
             - $3,502.50 = ($497.50) is allocated to the face amount increase.

Years 11-20: Again, premiums up to the target for the initial face amount
             ($3,502.50) are allocated to the initial face amount. The excess amount up to the target premium for the face amount increase ($1,781.00) is allocated to the face amount increase. The remaining premium ($6,000.00-3,502.50-1,781.00 = $716.50) is allocated proportionally based on the target premium for each segment:

             Initial face amount: $716.50 x (3,502.50 / 5,283.50) = $474.98

             Face amount increase segment: $716.50 x (1,781.00 /
             5,283.50) = $241.52

             Therefore, the total premium allocated to the initial face amount is $3,502.50 + 474.98 = $3,977.48, and the total allocated to the face amount increase segment is $1,781.00 + 241.52 = $2,022.52.

--------------------------------------------------------------------------------

Premium Allocation

                           Initial Face Amount        First Face Amount Increase
--------------------------------------------------------------------------------
                                          Premium                        Premium
Date                      Premium          Charge       Premium           Charge
--------------------------------------------------------------------------------
2000-2004               $4,000.00         $300.10      $       0         $     0
--------------------------------------------------------------------------------
2005-2009                3,502.50          280.20         497.50           39.80
--------------------------------------------------------------------------------
2010-2011                3,977.48          299.20       2,022.52          152.14
--------------------------------------------------------------------------------
2012-2016                3,977.48          140.10       2,022.52          152.14
--------------------------------------------------------------------------------
2017-2019                3,977.48          140.10       2,022.52           71.24
--------------------------------------------------------------------------------


                                                                           -----
S T A T E M E N T  O F  A D D I T I O N A L  I N F O R M A T I O N          B-9
                                                                           -----

Surrender charge

    EXAMPLE (Policy with initial face amount only)

    The example on the right shows how the surrender charge declines over a nine year period so that in year 10 it equals $0.
    ----------------------------------------------------------------------------
    Male Insured, Age 45
    ----------------------------------------------------------------------------
    Preferred Plus Underwriting Class, Nonsmoker
    ----------------------------------------------------------------------------
    Face Amount:$250,000
    ----------------------------------------------------------------------------
    Surrender Charge per $1000 of basic sum insured in policy year one: $12.609
    ----------------------------------------------------------------------------

    Surrender charge in policy year one is:
    The surrender charge per $1000 multiplied by $250,000 or ($12.609 x $250,000 divided by 1000) = $3125.25

    Proportional reduction in surrender charge over 9 year period:
    $3152.25 divided by 9 or $350.25 per year.

    All figures in the table following are rounded to the nearest $.01.

--------------------------------------------------------------------------------
                                                                          Actual
                                                                       surrender
    Policy                                                                charge
    year                                                                     ($)
    ----------------------------------------------------------------------------
     1                                                                  3,152.25
    ----------------------------------------------------------------------------
     2                                                                  2,802.00
    ----------------------------------------------------------------------------
     3                                                                  2,451.75
    ----------------------------------------------------------------------------
     4                                                                  2,101.50
    ----------------------------------------------------------------------------
     5                                                                  1,751.25
    ----------------------------------------------------------------------------
     6                                                                  1,401.00
    ----------------------------------------------------------------------------
     7                                                                  1,057.75
    ----------------------------------------------------------------------------
     8                                                                    700.50
    ----------------------------------------------------------------------------
     9                                                                    350.25
    ----------------------------------------------------------------------------
    10                                                                      0.00
    ----------------------------------------------------------------------------

--------------------------------------------------------------------------------

Assume in the above example you effect a face amount increase of $200,000 at the beginning of policy year 6 (attained age 55) and another face amount increase of $100,000 at the beginning of policy year 11 (attained age 55). At the time of the first increase, the insured is again classified in the Preferred Plus underwriting class, but at the time of the second increase he is classified in the Standard underwriting class.

For the purposes of calculating the applicable surrender charges, each face amount increase is treated separately based on the insured's attained age and underwriting class at the time of the increase. Therefore, for each increase the policy will incur a new set of surrender charges. Surrender charges are calculated as if the policyowner has purchased a policy with the amount of the increase being the face amount; in other words, they are calculated just as in the first example. The total surrender charge for a particular policy year equals the sum of the surrender charge for the initial face amount and the applicable surrender charge for each policy segment.

                                                                     First year
                                                                      surrender
                                                                         charge
                                          Age at     Policy face       rate per
                       Beginning       beginning          amount          $1000
                         of year         of year             ($)            ($)
--------------------------------------------------------------------------------
Initial face amount            1              45         250,000         12.609
--------------------------------------------------------------------------------
1st increase                   6              50         200,000         16.029
--------------------------------------------------------------------------------
2nd increase                  11              55         100,000         26.973
--------------------------------------------------------------------------------


----
B-10          S T A T E M E N T  O F  A D D I T I O N A L  I N F O R M A T I O N
----

The following is a calculation of the surrender charge for this example. Note that the surrender charges are shown for policy years 1 through 20 only as, after the 20th policy year, surrender charges equal zero for the initial face amount as well as for the two face amount increases.

           Per $1,000 Surrender Charge Rates x Basic Sum Insured/1000
                            (actual surrender charge)

                                                                    Total policy
                 Initial             First            Second           surrender
Policy          coverage          increase          increase              charge
year                 ($)               ($)               ($)                 ($)
--------------------------------------------------------------------------------
1               3,152.25                NA                NA            3,152.25
--------------------------------------------------------------------------------
2               2,802.00                NA                NA            2,802.00
--------------------------------------------------------------------------------
3               2,451.75                NA                NA            2,451.75
--------------------------------------------------------------------------------
4               2,101.50                NA                NA            2,101.50
--------------------------------------------------------------------------------
5               1,751.25                NA                NA            1,751.25
--------------------------------------------------------------------------------
6               1,401.00          3,205.80                NA            4,606.80
--------------------------------------------------------------------------------
7               1,050.75          2,849.60                NA            3,900.35
--------------------------------------------------------------------------------
8                 700.50          2,493.40                NA            3,193.90
--------------------------------------------------------------------------------
9                 350.25          2,137.20                NA            2,487.45
--------------------------------------------------------------------------------
10                  0.00          1,781.00                NA            1,781.00
--------------------------------------------------------------------------------
11                  0.00          1,424.80          2,697.30            4,122.10
--------------------------------------------------------------------------------
12                  0.00          1,068.60          2,397.60            3,466.20
--------------------------------------------------------------------------------
13                  0.00            712.40          2,097.90            2,810.30
--------------------------------------------------------------------------------
14                  0.00            356.20          1,798.20            2,154.40
--------------------------------------------------------------------------------
15                  0.00              0.00          1,498.50            1,498.50
--------------------------------------------------------------------------------
16                  0.00              0.00          1,198.80            1,198.80
--------------------------------------------------------------------------------
17                  0.00              0.00            899.10              899.10
--------------------------------------------------------------------------------
18                  0.00              0.00            599.40              599.40
--------------------------------------------------------------------------------
19                  0.00              0.00            299.70              299.70
--------------------------------------------------------------------------------
20                  0.00              0.00              0.00                0.00
--------------------------------------------------------------------------------

Cost of insurance charge

Changes in the health of the insured will not cause your cost of insurance charge to increase. Increases in the cost of insurance rates are not made to an individual policy, but are made equally to all policies where the insured people are of the same attained age, sex, policy or segment duration, and underwriting class. We may increase this charge when we expect:

o     a higher number of deaths among people in a certain group

o     higher expenses or federal income taxes

o a higher number of policies that are allowed to lapse by their policyowners

o     an increase in state or local premium taxes

o     lower earnings


                                                                            ----
S T A T E M E N T  O F  A D D I T I O N A L  I N F O R M A T I O N          B-11
                                                                            ----

Generally, reducing the net amount at risk results in lower charges for the cost of insurance. Decreasing the net amount at risk partly depends on the death benefit option you choose. If you choose Option 1, in which the death benefit is the face amount of your policy, you reduce the net amount at risk when you pay premiums. That's because premiums increase the policy account value. If you choose Option 2, in which the death benefit can increase to more than the face amount, paying premiums will not affect the net amount at risk. If you choose Option 3, in which the death benefit is the face amount of your policy plus your net accumulated premiums, your net amount at risk could be lower if your investments perform well.


The net amount at risk can increase, for example, when we increase a policy's death benefit to meet the requirements of the Internal Revenue Code. See Death benefit options. Having a higher net amount at risk results in higher deductions for cost of insurance.

There may be different cost of insurance rates for the initial face amount of your policy and for each subsequent increase in the face amount. As a result, we calculate the net amount at risk separately for each segment of coverage.

Your policy account value is allocated first to your policy's basic sum insured, then to the additional sum insured, and finally to each of the policy segments in the order that they were added to the policy. The maximum amount of your policy account value that will be allocated to any one policy segment or to the initial face amount is the amount that the policy segment or initial face amount provides as a death benefit, divided by 1.0032737. For the purposes of determining the net amount at risk, if the death benefit is increased due to the operation of death benefit Option 2 or 3, the increase will be allocated to the basic sum insured. If the death benefit is further increased due to Section 7702 of the Internal Revenue Code the increase will be allocated to the most recent policy segment.


Actuarial experts


The actuarial matters contained in this prospectus have been examined by Charles
G. Fisher, FSA, MAAA, Vice President and Actuary of GIAC. His opinion on actuarial matters is filed as an exhibit to the registration statement filed with the Securities and Exchange Commission.

ADDITIONAL INFORMATION

Communications we'll send you

Shortly after your policy anniversary each year, we will send you an updated statement showing the following information:

o     the amount of your current death benefit

o the instructions we have on file regarding where to invest your net premiums, and how much you have invested in each of the allocation options

o your policy account value, cash surrender value and net cash surrender value

o the amount you have paid in policy premiums and the charges that we have deducted, since the last anniversary of your policy

o a summary of any transfers or partial withdrawals, loans or loan repayments that you have made since your last annual statement

o     the total of any outstanding policy debt that you owe us, and

o     the interest rate for allocations to the fixed-rate option.

Twice a year we will send you reports containing the financial statements of the underlying funds. Of these reports, the annual reports will contain audited financial statements.


----
B-12          S T A T E M E N T  O F  A D D I T I O N A L  I N F O R M A T I O N
----

We will confirm in writing receipt of your policy premiums and any transfers or other transactions. We will also write you to request a premium or loan repayment to keep your policy from lapsing.

If several members of the same household own a Park Avenue VUL policy, we may send only one annual report, semi-annual report, and prospectus to that address unless you instruct us otherwise. You may receive additional copies by calling or writing our customer service office.

Advertising practices

In our advertisements and sales materials for Park Avenue VUL policies we may include:

o articles or reports on variable life insurance in general, or Park Avenue VUL specifically, and any other information published in business or general information publications

o relevant indices or rankings of investment securities or similar groups of funds

o comparisons of the variable investment options with the mutual funds offered through the separate accounts of other insurance companies, or those with similar investment objectives and policies, and

o comparisons with other investments, including those guaranteed by various governments.

We may use the past performance of the variable investment options and funds to promote the policies. This data is not indicative of the performance of the funds or the policies in the future or the investment experience of individual policyowners.

We may feature individual funds and their managers, and describe the asset levels and sales volumes of GIAC, GIS and others in the investment industry. We may also refer to past, current, or prospective economic trends and investment performance, and any other information that may be of interest.


Legal matters


The legal validity of the Park Avenue VUL policy, has been confirmed by Richard
T. Potter, Jr., Vice President and Counsel of GIAC.

Financial Statements

The GIAC consolidated financial statements contained in this Statement of Additional Information should only be used to determine our ability to meet our obligations under the Park Avenue VUL policies, and not as an indication of the investment experience of the Separate Account.

Experts


The consolidated financial statements of GIAC as of December 31, 2003 and 2002 and for each of the three years in the period ended December 31, 2003 and the financial statements of the Separate Account as of and for the year ended December 31, 2003 and for each of the two years in the period then ended included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.



                                                                            ----
S T A T E M E N T  O F  A D D I T I O N A L  I N F O R M A T I O N          B-13
                                                                            ----

--------------------------------------------------------------------------------
FINANCIAL STATEMENTS OF
THE GUARDIAN SEPARATE ACCOUNT N
--------------------------------------------------------------------------------

The Guardian Separate Account N

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2003

                                                                 Investment Divisions
                                                     ---------------------------------------------
                                                                          Guardian        Guardian
                                                          Guardian          VC 500        VC Asset
                                                             Stock           Index      Allocation
                                                     -------------   -------------   -------------
Assets:
   Shares owned in underlying fund ...............         137,996         497,431          48,305
   Net asset value per share (NAV) ...............           27.30            8.14            8.40
                                                     -------------   -------------   -------------
      Total Assets (Shares x NAV) ................   $   3,767,302   $   4,049,091   $     405,762
                                                     -------------   -------------   -------------
Net Assets .......................................   $   3,767,302   $   4,049,091   $     405,762
                                                     =============   =============   =============

Net Assets: Total
   Contract value in accumulation period .........   $   3,767,302   $   4,049,091   $     405,762
                                                     -------------   -------------   -------------
      Net Assets .................................   $   3,767,302   $   4,049,091   $     405,762
                                                     =============   =============   =============
      Units Outstanding ..........................         630,029         511,984          43,952
      Unit Value (accumulation) ..................   $        5.98   $        7.91   $        9.23

FIFO Cost Of Shares In Underlying Fund ...........   $   3,503,017   $   3,684,696   $     362,761

                                                                 Investment Divisions
                                                     ---------------------------------------------
                                                          Guardian
                                                           VC High        Guardian        Guardian
                                                        Yield Bond            Bond            Cash
                                                     -------------   -------------   -------------
Assets:
   Shares owned in underlying fund ...............          13,998         105,556         364,859
   Net asset value per share (NAV) ...............            8.43           12.25           10.00
                                                     -------------   -------------   -------------
      Total Assets (Shares x NAV) ................   $     117,999   $   1,293,056   $   3,648,587
                                                     -------------   -------------   -------------
Net Assets .......................................   $     117,999   $   1,293,056   $   3,648,587
                                                     =============   =============   =============

Net Assets: Total
   Contract value in accumulation period .........   $     117,999   $   1,293,056   $   3,648,587
                                                     -------------   -------------   -------------
      Net Assets .................................   $     117,999   $   1,293,056   $   3,648,587
                                                     =============   =============   =============
      Units Outstanding ..........................          10,083          97,299         334,313
      Unit Value (accumulation) ..................   $       11.70   $       13.29   $       10.91

FIFO Cost Of Shares In Underlying Fund ...........   $     113,341   $   1,320,183   $   3,648,587

                                                                 Investment Divisions
                                                     ---------------------------------------------
                                                                                           Baillie
                                                           Gabelli         Baillie         Gifford
                                                           Capital         Gifford        Emerging
                                                             Asset   International         Markets
                                                     -------------   -------------   -------------
Assets:
   Shares owned in underlying fund ...............          80,562          18,950          30,377
   Net asset value per share (NAV) ...............           16.44           13.40           13.60
                                                     -------------   -------------   -------------
      Total Assets (Shares x NAV) ................   $   1,324,439   $     253,933   $     413,124
                                                     -------------   -------------   -------------
Net Assets .......................................   $   1,324,439   $     253,933   $     413,124
                                                     =============   =============   =============

Net Assets: Total
   Contract value in accumulation period .........   $   1,324,439   $     253,933   $     413,124
                                                     -------------   -------------   -------------
      Net Assets .................................   $   1,324,439   $     253,933   $     413,124
                                                     =============   =============   =============
      Units Outstanding ..........................         110,346          34,899          35,612
      Unit Value (accumulation) ..................   $       12.00   $        7.28   $       11.60

FIFO Cost Of Shares In Underlying Fund ...........   $   1,059,038   $     236,318   $     372,261


STATEMENT OF OPERATIONS

Year Ended December 31, 2003

                                                                               Investment Divisions
                                                                 -----------------------------------------------
                                                                                       Guardian         Guardian
                                                                      Guardian           VC 500         VC Asset
                                                                         Stock            Index       Allocation
                                                                 -------------    -------------    -------------
2003 Investment Income
   Income:
      Reinvested dividends ...................................   $      34,163    $      54,893    $       8,338
                                                                 -------------    -------------    -------------
   Net investment  income/(expense) ..........................          34,163           54,893            8,338
                                                                 -------------    -------------    -------------
2003 Realized and Unrealized Gain/(Loss) from Investments
   Realized gain/(loss) from investments:
      Net realized gain/(loss) from sale of investments ......        (149,872)        (115,238)             322
      Reinvested realized gain distributions .................              --               --               --
                                                                 -------------    -------------    -------------
   Net realized gain/(loss) on investments ...................        (149,872)        (115,238)             322
   Net change in unrealized appreciation/(depreciation)
      of investments .........................................         758,609          924,700           46,928
                                                                 -------------    -------------    -------------
Net realized and unrealized gain/(loss) from investments .....         608,737          809,462           47,250
                                                                 -------------    -------------    -------------
2003 Net Increase/(Decrease) in Net Assets Resulting
   from Operations ...........................................   $     642,900    $     864,355    $      55,588
                                                                 =============    =============    =============

                                                                               Investment Divisions
                                                                 -----------------------------------------------
                                                                      Guardian
                                                                       VC High         Guardian         Guardian
                                                                    Yield Bond             Bond             Cash
                                                                 -------------    -------------    -------------
2003 Investment Income
   Income:
      Reinvested dividends ...................................   $       6,470    $      51,216    $      25,469
                                                                 -------------    -------------    -------------
   Net investment  income/(expense) ..........................           6,470           51,216           25,469
                                                                 -------------    -------------    -------------
2003 Realized and Unrealized Gain/(Loss) from Investments
   Realized gain/(loss) from investments:
      Net realized gain/(loss) from sale of investments ......          (1,127)          11,966               --
      Reinvested realized gain distributions .................              --           38,050               --
                                                                 -------------    -------------    -------------
   Net realized gain/(loss) on investments ...................          (1,127)          50,016               --
   Net change in unrealized appreciation/(depreciation)
      of investments .........................................           7,908          (43,405)              --
                                                                 -------------    -------------    -------------
Net realized and unrealized gain/(loss) from investments .....           6,781            6,611               --
                                                                 -------------    -------------    -------------
2003 Net Increase/(Decrease) in Net Assets Resulting
   from Operations ...........................................   $      13,251    $      57,827    $      25,469
                                                                 =============    =============    =============

                                                                               Investment Divisions
                                                                 ----------------------------------------------
                                                                                                        Baillie
                                                                       Gabelli          Baillie         Gifford
                                                                       Capital          Gifford        Emerging
                                                                         Asset    International         Markets
                                                                 -------------    -------------   -------------
2003 Investment Income
   Income:
      Reinvested dividends ...................................   $       1,348    $       3,480   $       2,775
                                                                 -------------    -------------   -------------
   Net investment  income/(expense) ..........................           1,348            3,480           2,775
                                                                 -------------    -------------   -------------
2003 Realized and Unrealized Gain/(Loss) from Investments
   Realized gain/(loss) from investments:
      Net realized gain/(loss) from sale of investments ......          (3,379)          80,177         117,886
      Reinvested realized gain distributions .................           1,187               --              --
                                                                 -------------    -------------   -------------
   Net realized gain/(loss) on investments ...................          (2,192)          80,177         117,886
   Net change in unrealized appreciation/(depreciation)
      of investments .........................................         321,033           15,608          44,397
                                                                 -------------    -------------   -------------
Net realized and unrealized gain/(loss) from investments .....         318,841           95,785         162,283
                                                                 -------------    -------------   -------------
2003 Net Increase/(Decrease) in Net Assets Resulting
   from Operations ...........................................   $     320,189    $      99,265   $     165,058
                                                                 =============    =============   =============

See notes to financial statements.


                                   B-14 & B-15

The Guardian Separate Account N

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2003 (continued)

                                                                          Investment Divisions
                                                               ---------------------------------------------
                                                                                                  Value Line
                                                                    Guardian                       Strategic
                                                                   Small Cap      Value Line           Asset
                                                                       Stock       Centurion      Management
                                                               -------------   -------------   -------------
Assets:
   Shares owned in underlying fund .........................          56,976          16,571         124,573
   Net asset value per share (NAV) .........................           17.83           18.15           18.30
                                                               -------------   -------------   -------------
      Total Assets (Shares x NAV) ..........................   $   1,015,873   $     300,761   $   2,279,692
                                                               -------------   -------------   -------------
Net Assets .................................................   $   1,015,873   $     300,761   $   2,279,692
                                                               =============   =============   =============

Net Assets: Total
   Contract value in accumulation period ...................   $   1,015,873   $     300,761   $   2,279,692
                                                               -------------   -------------   -------------
      Net Assets ...........................................   $   1,015,873   $     300,761   $   2,279,692
                                                               =============   =============   =============
      Units Outstanding ....................................         100,558          45,964         262,905
      Unit Value (accumulation) ............................   $       10.10   $        6.54   $        8.67

FIFO Cost Of Shares In Underlying Fund .....................      $ $811,651   $     276,474   $   2,095,668

                                                                          Investment Divisions
                                                               ---------------------------------------------
                                                                    AIM V.I.        AIM V.I.        AIM V.I.
                                                                     Capital          Global         Premier
                                                                Appreciation       Utilities          Equity
                                                                    Series I        Series I        Series I
                                                               -------------   -------------   -------------
Assets:
   Shares owned in underlying fund .........................          23,311           8,171          54,183
   Net asset value per share (NAV) .........................           21.28           11.16           20.23
                                                               -------------   -------------   -------------
      Total Assets (Shares x NAV) ..........................   $     496,053   $      91,184   $   1,096,124
                                                               -------------   -------------   -------------
Net Assets .................................................   $     496,053   $      91,184   $   1,096,124
                                                               =============   =============   =============

Net Assets: Total
   Contract value in accumulation period ...................   $     496,053   $      91,184   $   1,096,124
                                                               -------------   -------------   -------------
      Net Assets ...........................................   $     496,053   $      91,184   $   1,096,124
                                                               =============   =============   =============
      Units Outstanding ....................................          80,508          15,612         170,632
      Unit Value (accumulation) ............................   $        6.16   $        5.84   $        6.42

FIFO Cost Of Shares In Underlying Fund .....................   $     445,593   $      85,413   $     946,606

                                                                          Investment Divisions
                                                               ---------------------------------------------
                                                                                    Alliance        Alliance
                                                                    Alliance       Bernstein       Bernstein
                                                                   Bernstein        Growth &         Premier
                                                                       Value          Income          Growth
                                                                     Class B         Class B         Class B
                                                               -------------   -------------   -------------
Assets:
   Shares owned in underlying fund .........................           2,633           2,815           4,965
   Net asset value per share (NAV) .........................           11.16           21.62           21.33
                                                               -------------   -------------   -------------
      Total Assets (Shares x NAV) ..........................   $      29,381   $      60,868   $     105,912
                                                               -------------   -------------   -------------
Net Assets .................................................   $      29,381   $      60,868   $     105,912
                                                               =============   =============   =============

Net Assets: Total
   Contract value in accumulation period ...................   $      29,381   $      60,868   $     105,912
                                                               -------------   -------------   -------------
      Net Assets ...........................................   $      29,381   $      60,868   $     105,912
                                                               =============   =============   =============
      Units Outstanding ....................................           2,698           6,012          10,864
      Unit Value (accumulation) ............................   $       10.89   $       10.12   $        9.75

FIFO Cost Of Shares In Underlying Fund .....................   $      24,095   $      53,219   $      84,687


STATEMENT OF OPERATIONS

Year Ended December 31, 2003 (continued)

                                                                            Investment Divisions
                                                               ----------------------------------------------
                                                                                                   Value Line
                                                                    Guardian                        Strategic
                                                                   Small Cap      Value Line            Asset
                                                                       Stock       Centurion       Management
                                                               -------------   -------------    -------------
2003 Investment Income
   Income:
      Reinvested dividends .................................   $          --   $          --    $      13,858
                                                               -------------   -------------    -------------
   Net investment  income/(expense) ........................              --              --           13,858
                                                               -------------   -------------    -------------

2003 Realized and Unrealized Gain/(Loss) from Investments
   Realized gain/(loss) from investments:
      Net realized gain/(loss) from sale of investments ....           2,819         (11,064)         (26,607)
      Reinvested realized gain distributions ...............              --              --               --
                                                               -------------   -------------    -------------
   Net realized gain/(loss) on investments .................           2,819         (11,064)         (26,607)
   Net change in unrealized appreciation/(depreciation)
      of investments .......................................         253,002          54,468          297,300
                                                               -------------   -------------    -------------
Net realized and unrealized gain/(loss) from investments ...         255,821          43,404          270,693
                                                               -------------   -------------    -------------
2003 Net Increase/(Decrease) in Net Assets Resulting
   from Operations .........................................   $     255,821   $      43,404    $     284,551
                                                               =============   =============    =============

                                                                             Investment Divisions
                                                               -----------------------------------------------
                                                                    AIM V.I.         AIM V.I.         AIM V.I.
                                                                     Capital           Global          Premier
                                                                Appreciation        Utilities           Equity
                                                                    Series I         Series I         Series I
                                                               -------------    -------------    -------------
2003 Investment Income
   Income:
      Reinvested dividends .................................   $          --    $       3,106    $       3,068
                                                               -------------    -------------    -------------
   Net investment  income/(expense) ........................              --            3,106            3,068
                                                               -------------    -------------    -------------

2003 Realized and Unrealized Gain/(Loss) from Investments
   Realized gain/(loss) from investments:
      Net realized gain/(loss) from sale of investments ....         (23,506)          (6,225)         (47,304)
      Reinvested realized gain distributions ...............              --               --               --
                                                               -------------    -------------    -------------
   Net realized gain/(loss) on investments .................         (23,506)          (6,225)         (47,304)
   Net change in unrealized appreciation/(depreciation)
      of investments .......................................         127,958           16,535          242,287
                                                               -------------    -------------    -------------
Net realized and unrealized gain/(loss) from investments ...         104,452           10,310          194,983
                                                               -------------    -------------    -------------
2003 Net Increase/(Decrease) in Net Assets Resulting
   from Operations .........................................   $     104,452    $      13,416    $     198,051
                                                               =============    =============    =============

                                                                          Investment Divisions
                                                               ---------------------------------------------
                                                                                    Alliance        Alliance
                                                                    Alliance       Bernstein       Bernstein
                                                                   Bernstein        Growth &         Premier
                                                                       Value          Income          Growth
                                                                     Class B         Class B         Class B
                                                               -------------   -------------   -------------
2003 Investment Income
   Income:
      Reinvested dividends .................................   $         105   $          87   $          --
                                                               -------------   -------------   -------------
   Net investment  income/(expense) ........................             105              87              --
                                                               -------------   -------------   -------------

2003 Realized and Unrealized Gain/(Loss) from Investments
   Realized gain/(loss) from investments:
      Net realized gain/(loss) from sale of investments ....             248             565          (4,414)
      Reinvested realized gain distributions ...............              --              --              --
                                                               -------------   -------------   -------------
   Net realized gain/(loss) on investments .................             248             565          (4,414)
   Net change in unrealized appreciation/(depreciation)
      of investments .......................................           5,211           7,679          21,373
                                                               -------------   -------------   -------------
Net realized and unrealized gain/(loss) from investments ...           5,459           8,244          16,959
                                                               -------------   -------------   -------------
2003 Net Increase/(Decrease) in Net Assets Resulting
   from Operations .........................................   $       5,564   $       8,331   $      16,959
                                                               =============   =============   =============

See notes to financial statements.


                                   B-16 & B-17

The Guardian Separate Account N

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2003 (continued)

                                                                           Investment Divisions
                                                               ---------------------------------------------
                                                                    Alliance
                                                                   Bernstein
                                                                  Technology           Davis           Davis
                                                                     Class B       Financial     Real Estate
                                                               -------------   -------------   -------------
Assets:
   Shares owned in underlying fund .........................           1,287          36,306          28,664
   Net asset value per share (NAV) .........................           14.35           11.66           13.47
                                                               -------------   -------------   -------------
      Total Assets (Shares x NAV) ..........................   $      18,474   $     423,324   $     386,109
                                                               -------------   -------------   -------------
Net Assets .................................................   $      18,474   $     423,324   $     386,109
                                                               =============   =============   =============

Net Assets: Total
   Contract value in accumulation period ...................   $      18,474   $     423,324   $     386,109
                                                               -------------   -------------   -------------
      Net Assets ...........................................   $      18,474   $     423,324   $     386,109
                                                               =============   =============   =============
      Units Outstanding ....................................           1,878          36,394          23,121
      Unit Value (accumulation) ............................   $        9.83   $       11.63   $       16.70

FIFO Cost Of Shares In Underlying Fund .....................   $      15,636   $     359,665   $     331,229

                                                                           Investment Divisions
                                                               ---------------------------------------------
                                                                                                Fidelity VIP
                                                                                Fidelity VIP         Equity-
                                                                                  Contrafund          Income
                                                                       Davis         Service         Service
                                                                       Value         Class 2         Class 2
                                                               -------------   -------------   -------------
Assets:
   Shares owned in underlying fund .........................          62,872          41,572          32,915
   Net asset value per share (NAV) .........................           10.57           22.93           22.96
                                                               -------------   -------------   -------------
      Total Assets (Shares x NAV) ..........................   $     664,554   $     953,242   $     755,727
                                                               -------------   -------------   -------------
Net Assets .................................................   $     664,554   $     953,242   $     755,727
                                                               =============   =============   =============

Net Assets: Total
   Contract value in accumulation period ...................   $     664,554   $     953,242   $     755,727
                                                               -------------   -------------   -------------
      Net Assets ...........................................   $     664,554   $     953,242   $     755,727
                                                               =============   =============   =============
      Units Outstanding ....................................          68,172         100,137          69,156
      Unit Value (accumulation) ............................   $        9.75   $        9.52   $       10.93

FIFO Cost Of Shares In Underlying Fund .....................   $     562,314   $     801,044   $     647,174

                                                                           Investment Divisions
                                                               ---------------------------------------------
                                                                Fidelity VIP                     Janus Aspen
                                                                      Growth    Fidelity VIP         Mid Cap
                                                               Opportunities         Mid Cap          Growth
                                                                     Service         Service   Institutional
                                                                     Class 2         Class 2          Shares
                                                               -------------   -------------   -------------
Assets:
   Shares owned in underlying fund .........................          15,926          94,789          50,239
   Net asset value per share (NAV) .........................           14.98           23.97           21.40
                                                               -------------   -------------   -------------
      Total Assets (Shares x NAV) ..........................   $     238,564   $   2,272,102   $   1,075,120
                                                               -------------   -------------   -------------
Net Assets .................................................   $     238,564   $   2,272,102   $   1,075,120
                                                               =============   =============   =============

Net Assets: Total
   Contract value in accumulation period ...................   $     238,564   $   2,272,102   $   1,075,120
                                                               -------------   -------------   -------------
      Net Assets ...........................................   $     238,564   $   2,272,102   $   1,075,120
                                                               =============   =============   =============
      Units Outstanding ....................................          32,375         171,837         271,869
      Unit Value (accumulation) ............................   $        7.37   $       13.22   $        3.95

FIFO Cost Of Shares In Underlying Fund .....................   $     206,707   $   1,776,462   $     921,706


STATEMENT OF OPERATIONS

Year Ended December 31, 2003 (continued)

                                                                            Investment Divisions
                                                               ----------------------------------------------
                                                                    Alliance
                                                                   Bernstein
                                                                  Technology           Davis            Davis
                                                                     Class B       Financial      Real Estate
                                                               -------------   -------------    -------------
2003 Investment Income
   Income:
      Reinvested dividends .................................   $          --   $       1,286    $      12,553
                                                               -------------   -------------    -------------
   Net investment  income/(expense) ........................              --           1,286           12,553
                                                               -------------   -------------    -------------

2003 Realized and Unrealized Gain/(Loss) from Investments
   Realized gain/(loss) from investments:
      Net realized gain/(loss) from sale of investments ....             341          (8,008)           8,360
      Reinvested realized gain distributions ...............              --              --            7,063
                                                               -------------   -------------    -------------
   Net realized gain/(loss) on investments .................             341          (8,008)          15,423
                                                               -------------   -------------    -------------
   Net change in unrealized appreciation/(depreciation)
      of investments .......................................           3,022         102,566           53,082
Net realized and unrealized gain/(loss) from investments ...           3,363          94,558           68,505
                                                               -------------   -------------    -------------
2003 Net Increase/(Decrease) in Net Assets Resulting
   from Operations .........................................   $       3,363   $      95,844    $      81,058
                                                               =============   =============    =============

                                                                            Investment Divisions
                                                               -----------------------------------------------
                                                                                                  Fidelity VIP
                                                                                 Fidelity VIP          Equity-
                                                                                   Contrafund           Income
                                                                       Davis          Service          Service
                                                                       Value          Class 2          Class 2
                                                               -------------    -------------    -------------
2003 Investment Income
   Income:
      Reinvested dividends .................................   $       4,371    $       1,717    $       6,634
                                                               -------------    -------------    -------------
   Net investment  income/(expense) ........................           4,371            1,717            6,634
                                                               -------------    -------------    -------------

2003 Realized and Unrealized Gain/(Loss) from Investments
   Realized gain/(loss) from investments:
      Net realized gain/(loss) from sale of investments ....          (7,746)            (612)         (14,230)
      Reinvested realized gain distributions ...............              --               --               --
                                                               -------------    -------------    -------------
   Net realized gain/(loss) on investments .................          (7,746)            (612)         (14,230)
                                                               -------------    -------------    -------------
   Net change in unrealized appreciation/(depreciation)
      of investments .......................................         137,078          181,423          152,916
Net realized and unrealized gain/(loss) from investments ...         129,332          180,811          138,686
                                                               -------------    -------------    -------------
2003 Net Increase/(Decrease) in Net Assets Resulting
   from Operations .........................................   $     133,703    $     182,528    $     145,320
                                                               =============    =============    =============

                                                                            Investment Divisions
                                                               ----------------------------------------------
                                                                Fidelity VIP                      Janus Aspen
                                                                      Growth     Fidelity VIP         Mid Cap
                                                               Opportunities          Mid Cap          Growth
                                                                     Service          Service   Institutional
                                                                     Class 2          Class 2          Shares
                                                               -------------    -------------   -------------
2003 Investment Income
   Income:
      Reinvested dividends .................................   $         845    $       3,416   $          --
                                                               -------------    -------------   -------------
   Net investment  income/(expense) ........................             845            3,416              --
                                                               -------------    -------------   -------------

2003 Realized and Unrealized Gain/(Loss) from Investments
   Realized gain/(loss) from investments:
      Net realized gain/(loss) from sale of investments ....          (5,258)             193         (46,535)
      Reinvested realized gain distributions ...............              --               --              --
                                                               -------------    -------------   -------------
   Net realized gain/(loss) on investments .................          (5,258)             193         (46,535)
                                                               -------------    -------------   -------------
   Net change in unrealized appreciation/(depreciation)
      of investments .......................................          57,897          555,706         308,199
Net realized and unrealized gain/(loss) from investments ...          52,639          555,899         261,664
                                                               -------------    -------------   -------------
2003 Net Increase/(Decrease) in Net Assets Resulting
   from Operations .........................................   $      53,484    $     559,315   $     261,664
                                                               =============    =============   =============

See notes to financial statements.


                                   B-18 & B-19

The Guardian Separate Account N

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2003 (continued)

                                                                                     Investment Divisions
                                                               -------------------------------------------------------------
                                                                 Janus Aspen                    Janus Aspen
                                                                     Capital     Janus Aspen       Worldwide             MFS
                                                                Appreciation          Growth          Growth        Emerging
                                                               Institutional   Institutional   Institutional          Growth
                                                                      Shares          Shares          Shares   Initial Class
                                                               -------------   -------------   -------------   -------------
Assets:
   Shares owned in underlying fund .........................          49,183          49,825          60,434          46,395
   Net asset value per share (NAV) .........................           20.84           19.23           25.82           15.51
                                                               -------------   -------------   -------------   -------------
      Total Assets (Shares x NAV) ..........................   $   1,024,982   $     958,132   $   1,560,412   $     719,590
                                                               -------------   -------------   -------------   -------------
Net Assets .................................................   $   1,024,982   $     958,132   $   1,560,412   $     719,590
                                                               =============   =============   =============   =============

Net Assets: Total
   Contract value in accumulation period ...................   $   1,024,982   $     958,132   $   1,560,412   $     719,590
                                                               -------------   -------------   -------------   -------------
      Net Assets ...........................................   $   1,024,982   $     958,132   $   1,560,412   $     719,590
                                                               =============   =============   =============   =============
      Units Outstanding ....................................         154,126         159,832         266,320         152,420
      Unit Value (accumulation) ............................   $        6.65   $        5.99   $        5.86   $        4.72

FIFO Cost Of Shares In Underlying Fund .....................   $     938,414   $     811,409   $   1,405,851   $     685,151

                                                                                     Investment Divisions
                                                               -------------------------------------------------------------
                                                                         MFS             MFS
                                                                   Investors             New             MFS             MFS
                                                                       Trust       Discovery        Research    Total Return
                                                               Initial Class   Initial Class   Initial Class   Initial Class
                                                               -------------   -------------   -------------   -------------
Assets:
   Shares owned in underlying fund .........................          25,998          44,861           7,185          77,050
   Net asset value per share (NAV) .........................           16.34           13.96           13.35           19.58
                                                               -------------   -------------   -------------   -------------
      Total Assets (Shares x NAV) ..........................   $     424,799   $     626,264   $      95,918   $   1,508,644
                                                               -------------   -------------   -------------   -------------
Net Assets .................................................   $     424,799   $     626,264   $      95,918   $   1,508,644
                                                               =============   =============   =============   =============

Net Assets: Total
   Contract value in accumulation period ...................   $     424,799   $     626,264   $      95,918   $   1,508,644
                                                               -------------   -------------   -------------   -------------
      Net Assets ...........................................   $     424,799   $     626,264   $      95,918   $   1,508,644
                                                               =============   =============   =============   =============
      Units Outstanding ....................................          53,524          77,166          14,635         122,567
      Unit Value (accumulation) ............................   $        7.94   $        8.12   $        6.55   $       12.31

FIFO Cost Of Shares In Underlying Fund .....................   $     408,848   $     511,115   $      80,948   $   1,363,966


STATEMENT OF OPERATIONS

Year Ended December 31, 2003 (continued)

                                                                                      Investment Divisions
                                                               ---------------------------------------------------------------
                                                                 Janus Aspen                      Janus Aspen
                                                                     Capital      Janus Aspen        Worldwide             MFS
                                                                Appreciation           Growth           Growth        Emerging
                                                               Institutional    Institutional    Institutional          Growth
                                                                      Shares           Shares           Shares   Initial Class
                                                               -------------    -------------    -------------   -------------
2003 Investment Income
   Income:
      Reinvested dividends .................................   $       4,140    $         787    $      17,179   $          --
                                                               -------------    -------------    -------------   -------------
   Net investment  income/(expense) ........................           4,140              787           17,179              --
                                                               -------------    -------------    -------------   -------------

2003 Realized and Unrealized Gain/(Loss) from Investments
   Realized gain/(loss) from investments:
      Net realized gain/(loss) from sale of investments ....         (20,004)         (58,938)         127,077         (29,180)
      Reinvested realized gain distributions ...............              --               --               --              --
                                                               -------------    -------------    -------------   -------------
   Net realized gain/(loss) on investments .................         (20,004)         (58,938)         127,077         (29,180)
                                                               -------------    -------------    -------------   -------------
   Net change in unrealized appreciation/(depreciation)
      of investments .......................................         177,122          269,153          187,346         157,818
Net realized and unrealized gain/(loss) from investments ...         157,118          210,215          314,423         128,638
                                                               -------------    -------------    -------------   -------------
2003 Net Increase/(Decrease) in Net Assets Resulting
   from Operations .........................................   $     161,258    $     211,002    $     331,602   $     128,638
                                                               =============    =============    =============   =============

                                                                                       Investment Divisions
                                                               ---------------------------------------------------------------
                                                                         MFS              MFS
                                                                   Investors              New              MFS             MFS
                                                                       Trust        Discovery         Research    Total Return
                                                               Initial Class    Initial Class    Initial Class   Initial Class
                                                               -------------    -------------    -------------   -------------
2003 Investment Income
   Income:
      Reinvested dividends .................................   $       2,219    $          --    $         656   $      17,056
                                                               -------------    -------------    -------------   -------------
   Net investment  income/(expense) ........................           2,219               --              656          17,056
                                                               -------------    -------------    -------------   -------------

2003 Realized and Unrealized Gain/(Loss) from Investments
   Realized gain/(loss) from investments:
      Net realized gain/(loss) from sale of investments ....         (10,321)         (27,925)           4,724          (5,361)
      Reinvested realized gain distributions ...............              --               --               --              --
                                                               -------------    -------------    -------------   -------------
   Net realized gain/(loss) on investments .................         (10,321)         (27,925)           4,724          (5,361)
                                                               -------------    -------------    -------------   -------------
   Net change in unrealized appreciation/(depreciation)
      of investments .......................................          80,667          163,848           16,932         172,444
Net realized and unrealized gain/(loss) from investments ...          70,346          135,923           21,656         167,083
                                                               -------------    -------------    -------------   -------------
2003 Net Increase/(Decrease) in Net Assets Resulting
   from Operations .........................................   $      72,565    $     135,923    $      22,312   $     184,139
                                                               =============    =============    =============   =============

See notes to financial statements.


                                   B-20 & B-21

The Guardian Separate Account N

STATEMENT OF CHANGES IN NET ASSETS

Years Ended December 31, 2002 and 2003

                                                                                  Investment Divisions
                                                                  -----------------------------------------------
                                                                                        Guardian         Guardian
                                                                       Guardian           VC 500         VC Asset
                                                                          Stock            Index       Allocation
                                                                  -------------    -------------    -------------
2002 Increase/(Decrease) from Operations
   Net investment income/(expense) ............................   $      21,859    $      55,896    $       2,485
   Net realized gain/(loss) from sale of investments ..........        (131,312)        (102,606)         (34,505)
   Reinvested realized gain distributions .....................              --               --               --
   Net change in unrealized appreciation/(depreciation)
      of investments ..........................................        (516,563)        (640,387)             416
                                                                  -------------    -------------    -------------
   Net increase/(decrease) resulting from operations ..........        (626,016)        (687,097)         (31,604)
                                                                  -------------    -------------    -------------

2002 Policy Transactions
   Net policy purchase payments ...............................       1,662,998          992,781          146,585
   Transfers on account of death, surrenders and withdrawals ..        (174,829)          (8,516)          (1,756)
   Transfers of policy loans ..................................         (17,064)          (7,360)            (205)
   Transfers of cost of insurance and policy fees .............        (650,069)        (301,363)         (34,664)
   Transfers between investment divisions .....................          58,279          172,380          (43,932)
   Transfers - other ..........................................          (1,517)         (18,823)           8,678
                                                                  -------------    -------------    -------------
   Net increase/(decrease) from policy transactions ...........         877,798          829,099           74,706
                                                                  -------------    -------------    -------------
Total Increase/(Decrease) in Net Assets .......................         251,782          142,002           43,102
   Net Assets at December 31, 2001 ............................       2,471,053        2,699,834          106,209
                                                                  -------------    -------------    -------------
   Net Assets at December 31, 2002 ............................   $   2,722,835    $   2,841,836    $     149,311
                                                                  =============    =============    =============

2003 Increase/(Decrease) from Operations
   Net investment income/(expense) ............................   $      34,163    $      54,893    $       8,338
   Net realized gain/(loss) from sale of investments ..........        (149,872)        (115,238)             322
   Reinvested realized gain distributions .....................              --               --               --
   Net change in unrealized appreciation/(depreciation)
      of investments ..........................................         758,609          924,700           46,928
                                                                  -------------    -------------    -------------
   Net increase/(decrease) resulting from operations ..........         642,900          864,355           55,588
                                                                  -------------    -------------    -------------

2003 Policy Transactions
   Net policy purchase payments ...............................       1,383,933          938,705          294,733
   Transfers on account of death, surrenders and withdrawals ..        (193,416)        (227,693)          (2,707)
   Transfers of policy loans ..................................         (58,668)          (2,441)              (2)
   Transfers of cost of insurance and policy fees .............        (617,431)        (347,993)         (41,435)
   Transfers between investment divisions .....................        (179,363)           1,383          (78,671)
   Transfers - other ..........................................          66,512          (19,061)          28,945
                                                                  -------------    -------------    -------------
   Net increase/(decrease) from policy transactions ...........         401,567          342,900          200,863
                                                                  -------------    -------------    -------------
Total Increase/(Decrease) in Net Assets .......................       1,044,467        1,207,255          256,451
   Net Assets at December 31, 2002 ............................       2,722,835        2,841,836          149,311
                                                                  -------------    -------------    -------------
   Net Assets at December 31, 2003 ............................   $   3,767,302    $   4,049,091    $     405,762
                                                                  =============    =============    =============

                                                                                   Investment Divisions
                                                                  -----------------------------------------------
                                                                       Guardian
                                                                        VC High         Guardian         Guardian
                                                                     Yield Bond             Bond             Cash
                                                                  -------------    -------------    -------------
2002 Increase/(Decrease) from Operations
   Net investment income/(expense) ............................   $       4,281    $      45,887    $      34,908
   Net realized gain/(loss) from sale of investments ..........          (2,369)            (297)              --
   Reinvested realized gain distributions .....................              --            3,743               --
   Net change in unrealized appreciation/(depreciation)
      of investments ..........................................          (1,163)          32,876               --
                                                                  -------------    -------------    -------------
   Net increase/(decrease) resulting from operations ..........             749           82,209           34,908
                                                                  -------------    -------------    -------------

2002 Policy Transactions
   Net policy purchase payments ...............................          34,798          635,128        2,927,707
   Transfers on account of death, surrenders and withdrawals ..          (2,793)         (11,662)         (50,627)
   Transfers of policy loans ..................................            (288)             (89)          (4,106)
   Transfers of cost of insurance and policy fees .............         (10,200)        (163,208)        (472,467)
   Transfers between investment divisions .....................           2,890          286,481         (788,145)
   Transfers - other ..........................................              57             (432)         (34,495)
                                                                  -------------    -------------    -------------
   Net increase/(decrease) from policy transactions ...........          24,464          746,218        1,577,867
                                                                  -------------    -------------    -------------
Total Increase/(Decrease) in Net Assets .......................          25,213          828,427        1,612,775
   Net Assets at December 31, 2001 ............................          35,744          450,937        2,088,877
                                                                  -------------    -------------    -------------
   Net Assets at December 31, 2002 ............................   $      60,957    $   1,279,364    $   3,701,652
                                                                  =============    =============    =============

2003 Increase/(Decrease) from Operations
   Net investment income/(expense) ............................   $       6,470    $      51,216    $      25,469
   Net realized gain/(loss) from sale of investments ..........          (1,127)          11,966               --
   Reinvested realized gain distributions .....................              --           38,050               --
   Net change in unrealized appreciation/(depreciation)
      of investments ..........................................           7,908          (43,405)              --
                                                                  -------------    -------------    -------------
   Net increase/(decrease) resulting from operations ..........          13,251           57,827           25,469
                                                                  -------------    -------------    -------------

2003 Policy Transactions
   Net policy purchase payments ...............................          35,457          462,717        1,273,250
   Transfers on account of death, surrenders and withdrawals ..          (4,409)         (96,734)        (537,689)
   Transfers of policy loans ..................................            (352)           2,143          (29,074)
   Transfers of cost of insurance and policy fees .............         (13,979)        (206,383)        (522,295)
   Transfers between investment divisions .....................          27,152         (110,291)        (235,122)
   Transfers - other ..........................................             (78)         (95,587)         (27,604)
                                                                  -------------    -------------    -------------
   Net increase/(decrease) from policy transactions ...........          43,791          (44,135)         (78,534)
                                                                  -------------    -------------    -------------
Total Increase/(Decrease) in Net Assets .......................          57,042           13,692          (53,065)
   Net Assets at December 31, 2002 ............................          60,957        1,279,364        3,701,652
                                                                  -------------    -------------    -------------
   Net Assets at December 31, 2003 ............................   $     117,999    $   1,293,056    $   3,648,587
                                                                  =============    =============    =============

                                                                                Investment Divisions
                                                                  -----------------------------------------------
                                                                                                          Baillie
                                                                        Gabelli          Baillie          Gifford
                                                                        Capital          Gifford         Emerging
                                                                          Asset    International          Markets
                                                                  -------------    -------------    -------------
2002 Increase/(Decrease) from Operations
   Net investment income/(expense) ............................   $       1,782    $         114    $         699
   Net realized gain/(loss) from sale of investments ..........         (27,207)         (14,096)           3,986
   Reinvested realized gain distributions .....................              --               --               --
   Net change in unrealized appreciation/(depreciation)
      of investments ..........................................         (45,248)           9,201           (6,706)
                                                                  -------------    -------------    -------------
   Net increase/(decrease) resulting from operations ..........         (70,673)          (4,781)          (2,021)
                                                                  -------------    -------------    -------------

2002 Policy Transactions
   Net policy purchase payments ...............................         470,413          114,628           87,768
   Transfers on account of death, surrenders and withdrawals ..         (22,094)         (18,681)          (4,998)
   Transfers of policy loans ..................................              (4)            (491)            (274)
   Transfers of cost of insurance and policy fees .............        (104,987)         (35,251)         (21,457)
   Transfers between investment divisions .....................          96,892          (50,503)          23,216
   Transfers - other ..........................................              12           11,522            5,590
                                                                  -------------    -------------    -------------
   Net increase/(decrease) from policy transactions ...........         440,232           21,224           89,845
                                                                  -------------    -------------    -------------
Total Increase/(Decrease) in Net Assets .......................         369,559           16,443           87,824
   Net Assets at December 31, 2001 ............................         291,166          147,445           29,836
                                                                  -------------    -------------    -------------
   Net Assets at December 31, 2002 ............................   $     660,725    $     163,888    $     117,660
                                                                  =============    =============    =============

2003 Increase/(Decrease) from Operations
   Net investment income/(expense) ............................   $       1,348    $       3,480    $       2,775
   Net realized gain/(loss) from sale of investments ..........          (3,379)          80,177          117,886
   Reinvested realized gain distributions .....................           1,187               --               --
   Net change in unrealized appreciation/(depreciation)
      of investments ..........................................         321,033           15,608           44,397
                                                                  -------------    -------------    -------------
   Net increase/(decrease) resulting from operations ..........         320,189           99,265          165,058
                                                                  -------------    -------------    -------------

2003 Policy Transactions
   Net policy purchase payments ...............................         480,660           80,737          203,825
   Transfers on account of death, surrenders and withdrawals ..         (19,974)         (26,497)         (21,431)
   Transfers of policy loans ..................................            (185)            (939)            (353)
   Transfers of cost of insurance and policy fees .............        (168,087)         (35,441)         (46,459)
   Transfers between investment divisions .....................          50,854          (24,732)          (3,168)
   Transfers - other ..........................................             258           (2,348)          (2,008)
                                                                  -------------    -------------    -------------
   Net increase/(decrease) from policy transactions ...........         343,526           (9,220)         130,406
                                                                  -------------    -------------    -------------
Total Increase/(Decrease) in Net Assets .......................         663,715           90,045          295,464
   Net Assets at December 31, 2002 ............................         660,725          163,888          117,660
                                                                  -------------    -------------    -------------
   Net Assets at December 31, 2003 ............................   $   1,324,440    $     253,933    $     413,124
                                                                  =============    =============    =============

See notes to financial statements.


                                   B-22 & B-23

The Guardian Separate Account N

STATEMENT OF CHANGES IN NET ASSETS

Years Ended December 31, 2002 and 2003 (continued)

                                                                               Investment Divisions
                                                                 -----------------------------------------------
                                                                                                      Value Line
                                                                      Guardian                         Strategic
                                                                     Small Cap       Value Line            Asset
                                                                         Stock        Centurion       Management
                                                                 -------------    -------------    -------------
2002 Increase/(Decrease) from Operations
   Net investment income/(expense) ...........................   $          16    $          --    $      18,228
   Net realized gain/(loss) from sale of investments .........         (12,907)         (50,525)        (124,391)
   Reinvested realized gain distributions ....................              --               --               --
   Net change in unrealized appreciation/(depreciation)
      of investments .........................................         (59,865)          (9,542)         (72,009)
                                                                 -------------    -------------    -------------
   Net increase/(decrease) resulting from operations .........         (72,756)         (60,067)        (178,172)
                                                                 -------------    -------------    -------------

2002 Policy Transactions
   Net policy purchase payments ..............................         321,289          126,688        1,075,094
   Transfers on account of death, surrenders and withdrawals .          (6,564)          (2,163)         (16,271)
   Transfers of policy loans .................................             (71)            (518)            (654)
   Transfers of cost of insurance and policy fees ............         (93,182)         (46,751)        (325,564)
   Transfers between investment divisions ....................          46,658          (41,649)        (182,385)
   Transfers - other .........................................            (459)          13,960          (33,068)
                                                                 -------------    -------------    -------------
   Net increase/(decrease) from policy transactions ..........         267,671           49,567          517,152
                                                                 -------------    -------------    -------------
Total Increase/(Decrease) in Net Assets ......................         194,915          (10,500)         338,980
   Net Assets at December 31, 2001 ...........................         295,647          197,699        1,102,255
                                                                 -------------    -------------    -------------
   Net Assets at December 31, 2002 ...........................   $     490,562    $     187,199    $   1,441,235
                                                                 =============    =============    =============

2003 Increase/(Decrease) from Operations
   Net investment income/(expense) ...........................   $          --    $          --    $      13,858
   Net realized gain/(loss) from sale of investments .........           2,819          (11,064)         (26,607)
   Reinvested realized gain distributions ....................              --               --               --
   Net change in unrealized appreciation/(depreciation)
      of investments .........................................         253,002           54,468          297,300
                                                                 -------------    -------------    -------------
   Net increase/(decrease) resulting from operations .........         255,821           43,404          284,551
                                                                 -------------    -------------    -------------

2003 Policy Transactions
   Net policy purchase payments ..............................         323,832          131,310          821,402
   Transfers on account of death, surrenders and withdrawals .         (45,433)          (9,742)         (24,385)
   Transfers of policy loans .................................          36,916           (1,346)          (1,429)
   Transfers of cost of insurance and policy fees ............        (122,542)         (52,723)        (344,608)
   Transfers between investment divisions ....................          76,466            2,928           75,787
   Transfers - other .........................................             251             (269)          27,139
                                                                 -------------    -------------    -------------
   Net increase/(decrease) from policy transactions ..........         269,490           70,158          553,906
                                                                 -------------    -------------    -------------
Total Increase/(Decrease) in Net Assets ......................         525,311          113,562          838,457
   Net Assets at December 31, 2002 ...........................         490,562          187,199        1,441,235
                                                                 -------------    -------------    -------------
   Net Assets at December 31, 2003 ...........................   $   1,015,873    $     300,761    $   2,279,692
                                                                 =============    =============    =============

                                                                               Investment Divisions
                                                                 -----------------------------------------------
                                                                      AIM V.I.         AIM V.I.         AIM V.I.
                                                                       Capital           Global          Premier
                                                                  Appreciation        Utilities           Equity
                                                                      Series I         Series I         Series I
                                                                 -------------    -------------    -------------
2002 Increase/(Decrease) from Operations
   Net investment income/(expense) ...........................   $          --    $       2,072    $       2,556
   Net realized gain/(loss) from sale of investments .........         (64,201)          (8,728)         (98,316)
   Reinvested realized gain distributions ....................              --               --               --
   Net change in unrealized appreciation/(depreciation)
      of investments .........................................         (33,899)          (4,399)         (87,903)
                                                                 -------------    -------------    -------------
   Net increase/(decrease) resulting from operations .........         (98,100)         (11,055)        (183,663)
                                                                 -------------    -------------    -------------

2002 Policy Transactions
   Net policy purchase payments ..............................         226,074           55,773          517,489
   Transfers on account of death, surrenders and withdrawals .         (50,640)          (1,138)         (24,076)
   Transfers of policy loans .................................              --               --           (3,877)
   Transfers of cost of insurance and policy fees ............         (84,314)         (13,106)        (132,257)
   Transfers between investment divisions ....................          (9,175)            (886)          42,142
   Transfers - other .........................................             489           (2,821)         (27,172)
                                                                 -------------    -------------    -------------
   Net increase/(decrease) from policy transactions ..........          82,434           37,822          372,249
                                                                 -------------    -------------    -------------
Total Increase/(Decrease) in Net Assets ......................         (15,666)          26,767          188,586
   Net Assets at December 31, 2001 ...........................         330,918           34,445          479,166
                                                                 -------------    -------------    -------------
   Net Assets at December 31, 2002 ...........................   $     315,252    $      61,212    $     667,752
                                                                 =============    =============    =============

2003 Increase/(Decrease) from Operations
   Net investment income/(expense) ...........................   $          --    $       3,106    $       3,068
   Net realized gain/(loss) from sale of investments .........         (23,506)          (6,225)         (47,304)
   Reinvested realized gain distributions ....................              --               --               --
   Net change in unrealized appreciation/(depreciation)
      of investments .........................................         127,958           16,535          242,287
                                                                 -------------    -------------    -------------
   Net increase/(decrease) resulting from operations .........         104,452           13,416          198,051
                                                                 -------------    -------------    -------------

2003 Policy Transactions
   Net policy purchase payments ..............................         188,174           30,357          426,372
   Transfers on account of death, surrenders and withdrawals .         (14,812)          (4,165)         (24,528)
   Transfers of policy loans .................................          (4,002)              --             (612)
   Transfers of cost of insurance and policy fees ............         (85,642)         (13,353)        (128,153)
   Transfers between investment divisions ....................          (7,512)           3,668          (17,946)
   Transfers - other .........................................             143               48          (24,812)
                                                                 -------------    -------------    -------------
   Net increase/(decrease) from policy transactions ..........          76,349           16,555          230,321
                                                                 -------------    -------------    -------------
Total Increase/(Decrease) in Net Assets ......................         180,801           29,971          428,372
   Net Assets at December 31, 2002 ...........................         315,252           61,212          667,752
                                                                 -------------    -------------    -------------
   Net Assets at December 31, 2003 ...........................   $     496,053    $      91,183    $   1,096,124
                                                                 =============    =============    =============

                                                                                Investment Divisions
                                                                 -----------------------------------------------
                                                                                       Alliance         Alliance
                                                                      Alliance        Bernstein        Bernstein
                                                                     Bernstein         Growth &          Premier
                                                                         Value           Income           Growth
                                                                       Class B          Class B          Class B
                                                                 -------------    -------------    -------------
2002 Increase/(Decrease) from Operations
   Net investment income/(expense) ...........................   $          --    $          --    $          --
   Net realized gain/(loss) from sale of investments .........              (6)              (3)             (27)
   Reinvested realized gain distributions ....................              --               --               --
   Net change in unrealized appreciation/(depreciation)
      of investments .........................................              74              (30)            (147)
                                                                 -------------    -------------    -------------
   Net increase/(decrease) resulting from operations .........              68              (33)            (174)
                                                                 -------------    -------------    -------------

2002 Policy Transactions
   Net policy purchase payments ..............................             441            3,768            2,547
   Transfers on account of death, surrenders and withdrawals .              --               --               --
   Transfers of policy loans .................................              --               --               --
   Transfers of cost of insurance and policy fees ............            (261)            (443)            (679)
   Transfers between investment divisions ....................           1,807              632              128
   Transfers - other .........................................             (92)              13               17
                                                                 -------------    -------------    -------------
   Net increase/(decrease) from policy transactions ..........           1,895            3,970            2,013
                                                                 -------------    -------------    -------------
Total Increase/(Decrease) in Net Assets ......................           1,963            3,937            1,839
   Net Assets at December 31, 2001 ...........................              --               --               --
                                                                 -------------    -------------    -------------
   Net Assets at December 31, 2002 ...........................   $       1,963    $       3,937    $       1,839
                                                                 =============    =============    =============

2003 Increase/(Decrease) from Operations
   Net investment income/(expense) ...........................   $         105    $          87    $          --
   Net realized gain/(loss) from sale of investments .........             248              565           (4,414)
   Reinvested realized gain distributions ....................              --               --               --
   Net change in unrealized appreciation/(depreciation)
      of investments .........................................           5,211            7,679           21,373
                                                                 -------------    -------------    -------------
   Net increase/(decrease) resulting from operations .........           5,564            8,331           16,959
                                                                 -------------    -------------    -------------

2003 Policy Transactions
   Net policy purchase payments ..............................          16,423           19,998           79,828
   Transfers on account of death, surrenders and withdrawals .             (61)          (1,093)             (55)
   Transfers of policy loans .................................              --               --               --
   Transfers of cost of insurance and policy fees ............          (2,016)          (6,892)         (15,366)
   Transfers between investment divisions ....................           7,513           36,480           20,285
   Transfers - other .........................................              (5)             107            2,422
                                                                 -------------    -------------    -------------
   Net increase/(decrease) from policy transactions ..........          21,854           48,600           87,114
                                                                 -------------    -------------    -------------
Total Increase/(Decrease) in Net Assets ......................          27,418           56,931          104,073
   Net Assets at December 31, 2002 ...........................           1,963            3,937            1,839
                                                                 -------------    -------------    -------------
   Net Assets at December 31, 2003 ...........................   $      29,381    $      60,868    $     105,912
                                                                 =============    =============    =============

See notes to financial statements.


                                   B-24 & B-25

The Guardian Separate Account N

STATEMENT OF CHANGES IN NET ASSETS

Years Ended December 31, 2002 and 2003 (continued)

                                                                                Investment Divisions
                                                                 -----------------------------------------------
                                                                      Alliance
                                                                     Bernstein
                                                                    Technology            Davis            Davis
                                                                       Class B        Financial      Real Estate
                                                                 -------------    -------------    -------------
2002 Increase/(Decrease) from Operations
   Net investment income/(expense) ...........................   $          --    $         644    $       3,855
   Net realized gain/(loss) from sale of investments .........             156           (7,305)          (3,102)
   Reinvested realized gain distributions ....................              --               --               --
   Net change in unrealized appreciation/(depreciation)
      of investments .........................................            (184)         (35,220)           1,534
                                                                 -------------    -------------    -------------
   Net increase/(decrease) resulting from operations .........             (28)         (41,881)           2,287
                                                                 -------------    -------------    -------------

2002 Policy Transactions
   Net policy purchase payments ..............................           2,557          147,500           56,985
   Transfers on account of death, surrenders and withdrawals .              --              622           (5,279)
   Transfers of policy loans .................................              --               --               --
   Transfers of cost of insurance and policy fees ............             (81)         (46,326)         (15,501)
   Transfers between investment divisions ....................              28           (5,038)          45,061
   Transfers - other .........................................              16             (173)           2,753
                                                                 -------------    -------------    -------------
   Net increase/(decrease) from policy transactions ..........           2,520           96,585           84,019
                                                                 -------------    -------------    -------------
Total Increase/(Decrease) in Net Assets ......................           2,492           54,704           86,306
   Net Assets at December 31, 2001 ...........................              --          193,301           34,101
                                                                 -------------    -------------    -------------
   Net Assets at December 31, 2002 ...........................   $       2,492    $     248,005    $     120,407
                                                                 =============    =============    =============

2003 Increase/(Decrease) from Operations
   Net investment income/(expense) ...........................   $          --    $       1,286    $      12,553
   Net realized gain/(loss) from sale of investments .........             341           (8,008)           8,360
   Reinvested realized gain distributions ....................              --               --            7,063
   Net change in unrealized appreciation/(depreciation)
     of investments ..........................................           3,022          102,566           53,082
                                                                 -------------    -------------    -------------
   Net increase/(decrease) resulting from operations .........           3,363           95,844           81,058
                                                                 -------------    -------------    -------------

2003 Policy Transactions
   Net policy purchase payments ..............................          14,991          132,092          147,959
   Transfers on account of death, surrenders and withdrawals .              --           (5,847)          (2,536)
   Transfers of policy loans .................................              --               --               --
   Transfers of cost of insurance and policy fees ............          (3,826)         (50,433)         (36,944)
   Transfers between investment divisions ....................           1,471            3,652           92,888
   Transfers - other .........................................             (17)              11          (16,723)
                                                                 -------------    -------------    -------------
   Net increase/(decrease) from policy transactions ..........          12,619           79,475          184,644
                                                                 -------------    -------------    -------------
Total Increase/(Decrease) in Net Assets ......................          15,982          175,319          265,702
   Net Assets at December 31, 2002 ...........................           2,492          248,005          120,407
                                                                 -------------    -------------    -------------
   Net Assets at December 31, 2003 ...........................   $      18,474    $     423,324    $     386,109
                                                                 =============    =============    =============

                                                                              Investment Divisions
                                                                 -----------------------------------------------
                                                                                                    Fidelity VIP
                                                                                   Fidelity VIP          Equity-
                                                                                     Contrafund           Income
                                                                         Davis          Service          Service
                                                                         Value          Class 2          Class 2
                                                                 -------------    -------------    -------------
2002 Increase/(Decrease) from Operations
   Net investment income/(expense) ...........................   $       2,510    $       1,824    $       2,951
   Net realized gain/(loss) from sale of investments .........         (17,373)          (3,729)         (16,315)
   Reinvested realized gain distributions ....................              --               --            4,253
   Net change in unrealized appreciation/(depreciation)
      of investments .........................................         (32,861)         (33,445)         (49,131)
                                                                 -------------    -------------    -------------
   Net increase/(decrease) resulting from operations .........         (47,724)         (35,350)         (58,242)
                                                                 -------------    -------------    -------------

2002 Policy Transactions
   Net policy purchase payments ..............................         247,199          338,403          225,740
   Transfers on account of death, surrenders and withdrawals .         (10,209)         (13,891)          (5,351)
   Transfers of policy loans .................................          (1,843)              --               --
   Transfers of cost of insurance and policy fees ............         (75,048)         (84,045)         (71,210)
   Transfers between investment divisions ....................          20,696           40,854           86,313
   Transfers - other .........................................            (837)          (2,940)            (366)
                                                                 -------------    -------------    -------------
   Net increase/(decrease) from policy transactions ..........         179,958          278,381          235,126
                                                                 -------------    -------------    -------------
Total Increase/(Decrease) in Net Assets ......................         132,234          243,031          176,884
   Net Assets at December 31, 2001 ...........................         192,409          252,805          190,762
                                                                 -------------    -------------    -------------
   Net Assets at December 31, 2002 ...........................   $     324,643    $     495,836    $     367,646
                                                                 =============    =============    =============

2003 Increase/(Decrease) from Operations
   Net investment income/(expense) ...........................   $       4,371    $       1,717    $       6,634
   Net realized gain/(loss) from sale of investments .........          (7,746)            (612)         (14,230)
   Reinvested realized gain distributions ....................              --               --               --
   Net change in unrealized appreciation/(depreciation)
     of investments ..........................................         137,078          181,423          152,916
                                                                 -------------    -------------    -------------
   Net increase/(decrease) resulting from operations .........         133,703          182,528          145,320
                                                                 -------------    -------------    -------------

2003 Policy Transactions
   Net policy purchase payments ..............................         247,624          275,790          223,548
   Transfers on account of death, surrenders and withdrawals .          (4,774)         (19,153)         (10,011)
   Transfers of policy loans .................................          (2,836)          (3,562)          (1,293)
   Transfers of cost of insurance and policy fees ............         (97,144)        (105,214)         (91,038)
   Transfers between investment divisions ....................          63,733          127,016          121,254
   Transfers - other .........................................            (395)               1              301
                                                                 -------------    -------------    -------------
   Net increase/(decrease) from policy transactions ..........         206,208          274,878          242,761
                                                                 -------------    -------------    -------------
Total Increase/(Decrease) in Net Assets ......................         339,911          457,406          388,081
   Net Assets at December 31, 2002 ...........................         324,643          495,836          367,646
                                                                 -------------    -------------    -------------
   Net Assets at December 31, 2003 ...........................   $     664,554    $     953,242    $     755,727
                                                                 =============    =============    =============

                                                                               Investment Divisions
                                                                 -----------------------------------------------
                                                                  Fidelity VIP                       Janus Aspen
                                                                        Growth     Fidelity VIP          Mid Cap
                                                                 Opportunities          Mid Cap           Growth
                                                                       Service          Service    Institutional
                                                                       Class 2          Class 2           Shares
                                                                 -------------    -------------    -------------
2002 Increase/(Decrease) from Operations
   Net investment income/(expense) ...........................   $       1,077    $       4,743    $          --
   Net realized gain/(loss) from sale of investments .........          (9,293)         (10,606)        (108,710)
   Reinvested realized gain distributions ....................              --               --               --
   Net change in unrealized appreciation/(depreciation)
      of investments .........................................         (28,148)         (81,258)        (100,138)
                                                                 -------------    -------------    -------------
   Net increase/(decrease) resulting from operations .........         (36,364)         (87,121)        (208,848)
                                                                 -------------    -------------    -------------

2002 Policy Transactions
   Net policy purchase payments ..............................         116,829          831,289          466,622
   Transfers on account of death, surrenders and withdrawals .          (5,278)         (31,626)         (30,137)
   Transfers of policy loans .................................              --           11,143            4,037
   Transfers of cost of insurance and policy fees ............         (42,310)        (188,361)        (148,749)
   Transfers between investment divisions ....................           8,210           93,605          (45,572)
   Transfers - other .........................................             147           (4,553)          18,868
                                                                 -------------    -------------    -------------
   Net increase/(decrease) from policy transactions ..........          77,598          711,497          265,069
                                                                 -------------    -------------    -------------
Total Increase/(Decrease) in Net Assets ......................          41,234          624,376           56,221
   Net Assets at December 31, 2001 ...........................         123,773          540,601          633,152
                                                                 -------------    -------------    -------------
   Net Assets at December 31, 2002 ...........................   $     165,007    $   1,164,977    $     689,373
                                                                 =============    =============    =============

2003 Increase/(Decrease) from Operations
   Net investment income/(expense) ...........................   $         845    $       3,416    $          --
   Net realized gain/(loss) from sale of investments .........          (5,258)             193          (46,535)
   Reinvested realized gain distributions ....................              --               --               --
   Net change in unrealized appreciation/(depreciation)
     of investments ..........................................          57,897          555,706          308,199
                                                                 -------------    -------------    -------------
   Net increase/(decrease) resulting from operations .........          53,484          559,315          261,664
                                                                 -------------    -------------    -------------

2003 Policy Transactions
   Net policy purchase payments ..............................          82,815          814,093          404,211
   Transfers on account of death, surrenders and withdrawals .         (21,986)         (38,884)         (54,274)
   Transfers of policy loans .................................          (2,621)         (23,993)         (25,866)
   Transfers of cost of insurance and policy fees ............         (44,903)        (257,381)        (157,804)
   Transfers between investment divisions ....................           6,933           52,930          (42,109)
   Transfers - other .........................................            (165)           1,045              (75)
                                                                 -------------    -------------    -------------
   Net increase/(decrease) from policy transactions ..........          20,073          547,810          124,083
                                                                 -------------    -------------    -------------
Total Increase/(Decrease) in Net Assets ......................          73,557        1,107,125          385,747
   Net Assets at December 31, 2002 ...........................         165,007        1,164,977          689,373
                                                                 -------------    -------------    -------------
   Net Assets at December 31, 2003 ...........................   $     238,564    $   2,272,102    $   1,075,120
                                                                 =============    =============    =============

See notes to financial statements.


                                   B-26 & B-27

The Guardian Separate Account N

STATEMENT OF CHANGES IN NET ASSETS

Years Ended December 31, 2002 and 2003 (continued)

                                                                                Investment Divisions
                                                                 -----------------------------------------------
                                                                   Janus Aspen                       Janus Aspen
                                                                       Capital      Janus Aspen        Worldwide
                                                                  Appreciation           Growth           Growth
                                                                 Institutional    Institutional    Institutional
                                                                        Shares           Shares           Shares
                                                                 -------------    -------------    -------------
2002 Increase/(Decrease) from Operations
   Net investment income/(expense) ...........................   $       3,711    $          --    $      11,175
   Net realized gain/(loss) from sale of investments .........         (38,949)        (145,412)        (292,472)
   Reinvested realized gain distributions ....................              --               --               --
   Net change in unrealized appreciation/(depreciation)
      of investments .........................................         (69,173)         (71,105)         (24,826)
                                                                 -------------    -------------    -------------
   Net increase/(decrease) resulting from operations .........        (104,411)        (216,517)        (306,123)
                                                                 -------------    -------------    -------------

2002 Policy Transactions
   Net policy purchase payments ..............................         381,945          424,623          842,945
   Transfers on account of death, surrenders and withdrawals .         (17,980)         (54,678)         (69,722)
   Transfers of policy loans .................................            (834)          (3,726)          (2,067)
   Transfers of cost of insurance and policy fees ............        (142,117)        (146,072)        (224,264)
   Transfers between investment divisions ....................          (5,715)         (71,865)         (31,827)
   Transfers - other .........................................          (2,354)         (27,342)          16,964
                                                                 -------------    -------------    -------------
   Net increase/(decrease) from policy transactions ..........         212,945          120,940          532,029
                                                                 -------------    -------------    -------------
Total Increase/(Decrease) in Net Assets ......................         108,534          (95,577)         225,906
   Net Assets at December 31, 2001 ...........................         563,786          703,457          985,313
                                                                 -------------    -------------    -------------
   Net Assets at December 31, 2002 ...........................   $     672,320    $     607,880    $   1,211,219
                                                                 =============    =============    =============

2003 Increase/(Decrease) from Operations
   Net investment income/(expense) ...........................   $       4,140    $         787    $      17,179
   Net realized gain/(loss) from sale of investments .........         (20,004)         (58,938)         127,077
   Reinvested realized gain distributions ....................              --               --               --
   Net change in unrealized appreciation/(depreciation)
      of investments .........................................         177,122          269,153          187,346
                                                                 -------------    -------------    -------------
   Net increase/(decrease) resulting from operations .........         161,258          211,002          331,602
                                                                 -------------    -------------    -------------

2003 Policy Transactions
   Net policy purchase payments ..............................         391,354          386,447          556,867
   Transfers on account of death, surrenders and withdrawals .         (19,962)         (20,700)         (57,759)
   Transfers of policy loans .................................         (15,020)         (17,224)            (315)
   Transfers of cost of insurance and policy fees ............        (151,565)        (135,071)        (219,244)
   Transfers between investment divisions ....................         (13,735)         (97,326)        (273,589)
   Transfers - other .........................................             332           23,124           11,631
                                                                 -------------    -------------    -------------
   Net increase/(decrease) from policy transactions ..........         191,404          139,250           17,591
                                                                 -------------    -------------    -------------
Total Increase/(Decrease) in Net Assets ......................         352,662          350,252          349,193
   Net Assets at December 31, 2002 ...........................         672,320          607,880        1,211,219
                                                                 -------------    -------------    -------------
   Net Assets at December 31, 2003 ...........................   $   1,024,982    $     958,132    $   1,560,412
                                                                 =============    =============    =============

                                                                                Investment Divisions
                                                                 -----------------------------------------------
                                                                           MFS              MFS              MFS
                                                                      Emerging        Investors              New
                                                                        Growth            Trust        Discovery
                                                                 Initial Class    Initial Class    Initial Class
                                                                 -------------    -------------    -------------
2002 Increase/(Decrease) from Operations
   Net investment income/(expense) ...........................   $          --    $       1,673    $          --
   Net realized gain/(loss) from sale of investments .........         (44,293)         (16,660)         (36,281)
   Reinvested realized gain distributions ....................              --               --               --
   Net change in unrealized appreciation/(depreciation)
      of investments .........................................        (116,163)         (59,295)         (57,074)
                                                                 -------------    -------------    -------------
   Net increase/(decrease) resulting from operations .........        (160,456)         (74,282)         (93,355)
                                                                 -------------    -------------    -------------

2002 Policy Transactions
   Net policy purchase payments ..............................         166,370          120,855          275,106
   Transfers on account of death, surrenders and withdrawals .         (12,404)          (1,902)         (16,135)
   Transfers of policy loans .................................          (1,949)          (1,600)             524
   Transfers of cost of insurance and policy fees ............         (70,929)         (59,253)         (67,322)
   Transfers between investment divisions ....................             367          (14,479)          68,264
   Transfers - other .........................................          14,718              (93)          (5,825)
                                                                 -------------    -------------    -------------
   Net increase/(decrease) from policy transactions ..........          96,173           43,528          254,612
                                                                 -------------    -------------    -------------
Total Increase/(Decrease) in Net Assets ......................         (64,283)         (30,754)         161,257
   Net Assets at December 31, 2001 ...........................         418,110          320,738          176,829
                                                                 -------------    -------------    -------------
   Net Assets at December 31, 2002 ...........................   $     353,827    $     289,984    $     338,086
                                                                 =============    =============    =============

2003 Increase/(Decrease) from Operations
   Net investment income/(expense) ...........................   $          --    $       2,219    $          --
   Net realized gain/(loss) from sale of investments .........         (29,180)         (10,321)         (27,925)
   Reinvested realized gain distributions ....................              --               --               --
   Net change in unrealized appreciation/(depreciation)
      of investments .........................................         157,818           80,667          163,848
                                                                 -------------    -------------    -------------
   Net increase/(decrease) resulting from operations .........         128,638           72,565          135,923
                                                                 -------------    -------------    -------------

2003 Policy Transactions
   Net policy purchase payments ..............................         231,007          143,230          232,578
   Transfers on account of death, surrenders and withdrawals .         (10,452)         (15,112)         (10,977)
   Transfers of policy loans .................................          (8,542)             (17)          22,861
   Transfers of cost of insurance and policy fees ............         (76,108)         (60,096)         (82,650)
   Transfers between investment divisions ....................         101,345           (6,272)           1,631
   Transfers - other .........................................            (125)             517          (11,188)
                                                                 -------------    -------------    -------------
   Net increase/(decrease) from policy transactions ..........         237,125           62,250          152,255
                                                                 -------------    -------------    -------------
Total Increase/(Decrease) in Net Assets ......................         365,763          134,815          288,178
   Net Assets at December 31, 2002 ...........................         353,827          289,984          338,086
                                                                 -------------    -------------    -------------
   Net Assets at December 31, 2003 ...........................   $     719,590    $     424,799    $     626,264
                                                                 =============    =============    =============

                                                                       Investment Divisions
                                                                 ------------------------------
                                                                           MFS              MFS
                                                                      Research     Total Return
                                                                 Initial Class    Initial Class
                                                                 -------------    -------------
2002 Increase/(Decrease) from Operations
   Net investment income/(expense) ...........................   $         151    $       8,956
   Net realized gain/(loss) from sale of investments .........         (13,374)         (14,525)
   Reinvested realized gain distributions ....................              --            7,100
   Net change in unrealized appreciation/(depreciation)
      of investments .........................................          (1,696)         (33,700)
                                                                 -------------    -------------
   Net increase/(decrease) resulting from operations .........         (14,919)         (32,169)
                                                                 -------------    -------------

2002 Policy Transactions
   Net policy purchase payments ..............................          61,974          465,899
   Transfers on account of death, surrenders and withdrawals .            (268)         (16,347)
   Transfers of policy loans .................................              --          (26,372)
   Transfers of cost of insurance and policy fees ............         (23,695)        (136,047)
   Transfers between investment divisions ....................          26,261           62,880
   Transfers - other .........................................         (19,731)          (1,595)
                                                                 -------------    -------------
   Net increase/(decrease) from policy transactions ..........          44,541          348,418
                                                                 -------------    -------------
Total Increase/(Decrease) in Net Assets ......................          29,622          316,249
   Net Assets at December 31, 2001 ...........................          58,710          398,318
                                                                 -------------    -------------
   Net Assets at December 31, 2002 ...........................   $      88,332    $     714,567
                                                                 =============    =============

2003 Increase/(Decrease) from Operations
   Net investment income/(expense) ...........................   $         656    $      17,056
   Net realized gain/(loss) from sale of investments .........           4,724           (5,361)
   Reinvested realized gain distributions ....................              --               --
   Net change in unrealized appreciation/(depreciation)
      of investments .........................................          16,932          172,444
                                                                 -------------    -------------
   Net increase/(decrease) resulting from operations .........          22,312          184,139
                                                                 -------------    -------------

2003 Policy Transactions
   Net policy purchase payments ..............................          37,680          611,804
   Transfers on account of death, surrenders and withdrawals .          (6,110)         (12,922)
   Transfers of policy loans .................................            (926)             547
   Transfers of cost of insurance and policy fees ............         (16,535)        (207,134)
   Transfers between investment divisions ....................          (2,941)         217,406
   Transfers - other .........................................         (25,894)             237
                                                                 -------------    -------------
   Net increase/(decrease) from policy transactions ..........         (14,726)         609,938
                                                                 -------------    -------------
Total Increase/(Decrease) in Net Assets ......................           7,586          794,077
   Net Assets at December 31, 2002 ...........................          88,332          714,567
                                                                 -------------    -------------
   Net Assets at December 31, 2003 ...........................   $      95,918    $   1,508,644
                                                                 =============    =============

See notes to financial statements.


                                  B-28 & B-29

--------------------------------------------------------------------------------
THE GUARDIAN SEPARATE ACCOUNT N
NOTES TO FINANCIAL STATEMENTS (DECEMBER 31, 2003)
--------------------------------------------------------------------------------

NOTE 1 -- ORGANIZATION

      The Guardian Separate Account N (the Account), a unit investment trust registered under the Investment Company Act of 1940, as amended, was established by The Guardian Insurance & Annuity Company, Inc. (GIAC) on September 23, 1999 and commenced operations on July 20, 2000. GIAC is a wholly owned subsidiary of The Guardian Life Insurance Company of America (Guardian). GIAC issues the survivorship variable universal life insurance policies offered through the Account. GIAC provides for variable accumulations and benefits under the policies by crediting the net premium payments or policy loan repayments to one or more investment divisions established within the Account, or to the Fixed Rate Option (FRO), as selected by the policyowner. Amounts allocated to the FRO are maintained by GIAC in its general account. The policyowner may transfer his or her policy value among the thirty five investment divisions within the Account, or the FRO. However, a policyowner may only invest in up to twenty investment divisions, including the FRO, at any time.

      The thirty five investment divisions of the Account correspond to the following underlying mutual funds and class of shares in which the investment option invests (collectively, the Funds and individually, a Fund):

The Guardian Stock Fund (GSF)
The Guardian VC 500 Index Fund
The Guardian VC Asset Allocation Fund
The Guardian VC High Yield Bond Fund (GHYBF)
The Guardian Bond Fund, Inc. (GBF)
The Guardian Cash Fund, Inc. (GCF)
Gabelli Capital Asset Fund
Baillie Gifford International Fund (BGIF)
Baillie Gifford Emerging Markets Fund (BGEMF)
The Guardian Small Cap Stock Fund (GSCSF)
Value Line Centurion Fund
Value Line Strategic Asset Management Trust
AIM V.I. Capital Appreciation Fund Series I
AIM V.I. Global Utilities Fund Series I
AIM V.I. Premier Equity Fund Series I
AllianceBernstein Value Portfolio Class B
AllianceBernstein Growth & Income Portfolio Class B
AllianceBernstein Premier Growth Portfolio Class B
AllianceBernstein Technology Portfolio Class B
Davis Financial Portfolio
Davis Real Estate Portfolio
Davis Value Portfolio
Fidelity VIP Contrafund Portfolio Service Class 2
Fidelity VIP Equity-Income Portfolio Service Class 2
Fidelity VIP Growth Opportunities Portfolio Service Class 2
Fidelity VIP Mid Cap Portfolio Service Class 2
Janus Aspen Mid Cap Growth Portfolio (formerly
      Janus Aspen Aggressive Growth Portfolio) Institutional Shares Janus Aspen Capital Appreciation Portfolio Institutional Shares
Janus Aspen Growth Portfolio Institutional Shares
Janus Aspen Worldwide Growth Portfolio Institutional Shares
MFS Emerging Growth Series Initial Class
MFS Investors Trust Series Initial Class
MFS New Discovery Series Initial Class
MFS Research Series Initial Class
MFS Total Return Series Initial Class

      Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the other assets and liabilities of GIAC. The assets of the Account will not be charged with any liabilities arising out of any other business conducted by GIAC, but the obligations of the Account, including the promise to make benefit payments, are obligations of GIAC.

      The changes in net assets maintained in the Account provide the basis for the periodic determination of benefits under the policies. The net assets may not be less than the amount required under state insurance laws to provide for death benefits (without regard to the minimum death benefit guarantee) and other policy benefits. Additional assets are held in GIAC's general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.


----
B-30                                         STATEMENT OF ADDITIONAL INFORMATION
----

The Guardian Separate Account N

NOTES TO FINANCIAL STATEMENTS

December 31, 2003 (continued)

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

      The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (GAAP). The following is a summary of significant accounting policies of the Account:

Investments

      (a) The market value of the investments in the Funds is based on the net asset value of the respective Funds as of their close of business on the valuation date.

      (b) Investment transactions are accounted for on the trade date and income is recorded on the ex-dividend date. Realized gains and losses are determined based on the identified cost of securities sold.

      (c)   The cost of investments sold is determined on a first in, first out
            (FIFO) basis.

Individual Mortality Table Used and the Assumed Investment Return

      The mortality charge for Variable Life Insurance policies is based on the 1980 Commissioners' Standard Ordinary Mortality Table published by the National Association of Insurance Commissioners. The assumed investment return is 4.0%.

Federal Income Taxes

      The operations of the Account are part of the operations of GIAC and, as such, are included in the consolidated tax return of Guardian. GIAC is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended. Under current tax law, no federal taxes are payable by GIAC with respect to the operations of the Account.

Use of Estimates

      The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.


                                                                            ----
STATEMENT OF ADDITIONAL INFORMATION                                         B-31
                                                                            ----

The Guardian Separate Account N

NOTES TO FINANCIAL STATEMENTS

December 31, 2003 (continued)

NOTE 3 -- PURCHASES AND SALES OF INVESTMENTS

      The cost of purchases and proceeds from sales from investments for the year ended December 31, 2003 were as follows:

                                                                            Purchases       Sales
                                                                           -----------   -----------
The Guardian Stock Fund ................................................   $ 1,263,385   $   827,655
The Guardian VC 500 Index Fund .........................................     1,022,242       624,449
The Guardian VC Asset Allocation Fund ..................................       338,332       129,131
The Guardian VC High Yield Bond Fund ...................................        93,581        43,320
The Guardian Bond Fund, Inc. ...........................................       547,808       502,676
The Guardian Cash Fund, Inc. ...........................................    19,355,118    19,408,182
Gabelli Capital Asset Fund .............................................       511,356       165,296
Baillie Gifford International Fund .....................................     6,170,283     6,176,024
Baillie Gifford Emerging Markets Fund ..................................     6,181,907     6,048,726
The Guardian Small Cap Stock Fund ......................................       394,548       125,057
Value Line Centurion Fund ..............................................       132,838        62,680
Value Line Strategic Asset Management Trust ............................       910,055       342,291
AIM V.I. Capital Appreciation Fund Series I ............................       166,264        89,914
AIM V.I. Global Utilities Fund Series I ................................        36,347        16,685
AIM V.I. Premier Equity Fund Series I ..................................       408,475       175,087
AllianceBernstein Value Portfolio Class B ..............................        25,720         3,761
AllianceBernstein Growth & Income Portfolio Class B ....................        60,954        12,266
AllianceBernstein Premier Growth Portfolio Class B .....................       165,750        78,636
AllianceBernstein Technology Portfolio Class B .........................        18,655         6,036
Davis Financial Portfolio ..............................................       127,642        46,882
Davis Real Estate Portfolio ............................................       253,210        48,952
Davis Value Portfolio ..................................................       320,757       110,177
Fidelity VIP Contrafund Portfolio Service Class 2 ......................       403,229       126,634
Fidelity VIP Equity-Income Portfolio Service Class 2 ...................       344,243        94,847
Fidelity VIP Growth Opportunities Portfolio Service Class 2 ............        89,313        68,394
Fidelity VIP Mid Cap Portfolio Service Class 2 .........................       839,199       287,974
Janus Aspen Mid Cap Growth Portfolio (formerly Janus Aspen Aggressive
  Growth Portfolio) Institutional Shares ...............................       306,144       182,062
Janus Aspen Capital Appreciation Portfolio Institutional Shares ........       387,378       191,834
Janus Aspen Growth Portfolio Institutional Shares ......................       354,268       214,231
Janus Aspen Worldwide Growth Portfolio Institutional Shares ............     6,398,460     6,363,690
MFS Emerging Growth Series Initial Class ...............................       315,333        78,208
MFS Investors Trust Series Initial Class ...............................       126,529        62,059
MFS New Discovery Series Initial Class .................................       287,867       135,612
MFS Research Series Initial Class ......................................        46,858        60,927
MFS Total Return Series Initial Class ..................................       870,276       243,281
                                                                           -----------   -----------
Total ..................................................................   $49,274,324   $43,153,636
                                                                           ===========   ===========


----
B-32                                         STATEMENT OF ADDITIONAL INFORMATION
----

The Guardian Separate Account N

NOTES TO FINANCIAL STATEMENTS

December 31, 2003 (continued)

NOTE 4 -- EXPENSES AND RELATED PARTY TRANSACTIONS

      Under the terms of the policy, GIAC deducts certain charges from the policy account value. These contractual charges are deducted by redeeming units of the investment divisions and consist of:

      a) Policy and administrative fees vary with the basic sum face amount, age, sex and rating class.

      b) Mortality and expense risk charge through the twelfth policy year is deducted at a current annual rate of .60% of the net assets of the separate account. Starting in the thirteenth policy year, GIAC deducts at a current annual rate of .40% up to the account value breakpoint and .20% on the amount of net assets in excess of the breakpoint. The breakpoint is defined as $100,000 less any policy account value allocated to the fixed rate option, but not less than zero.

      c) A monthly charge for the cost of life insurance, based on age, sex, duration and rating class, is deducted as compensation for the anticipated cost of paying death benefits.

      Currently, GIAC makes no charge against the Account for GIAC's federal income taxes. However, GIAC reserves the right to charge taxes attributable to the Account in the future.

      For the years ended December 31, 2002 and 2003, contractual charges amounted to $4,031,553 and $4,563,888, respectively.

      Under current laws, GIAC may incur state and local taxes in several states. At present, these taxes are not significant. In the event of a material change in applicable state or local tax laws, GIAC reserves the right to charge the Account for such taxes, if any, which are attributable to the Account.

      GSF, The Guardian VC 500 Index Fund, The Guardian VC Asset Allocation Fund, GHYBF, GBF, GCF and GSCSF each has an investment advisory agreement with Guardian Investor Services LLC (GIS), formerly Guardian Investor Services Corporation, a wholly owned subsidiary of GIAC. Fees earned by GIS from this agreement range from .25% to .75% of the average daily net assets. GCAF has a management agreement with GIS and earns fees of .40% of the average daily net assets. BGIF and BGEMF each have an investment advisory agreement with Guardian Baillie Gifford Ltd. (GBG), a joint venture company formed by GIAC and Baillie Gifford Overseas Ltd. Fees earned by GBG from this agreement range from .80% to 1.00% of the average daily net assets. GIAC has administrative service fee agreements with AIM Advisors, Inc., Alliance Capital Management L.P., Davis Selected Advisers LP, Fidelity Management & Research Company, Janus Capital Management LLC and Massachusetts Financial Services Company fund families which compensate GIAC for administrative services provided. These fees range from .05% to .25% of the average daily net assets. The amount retained by GIAC in the Account is comprised of amounts accruing to GIAC from the operations of the Account and retained therein. Amounts retained by GIAC in the Account may be transferred by GIAC to its general account.


                                                                            ----
STATEMENT OF ADDITIONAL INFORMATION                                         B-33
                                                                            ----

The Guardian Separate Account N

NOTES TO FINANCIAL STATEMENTS

December 31, 2003 (continued)

NOTE 5 -- CHANGES IN UNITS OUTSTANDING

      The changes in units outstanding for the years ended December 31, 2003 and 2002 were as follows:

                                                                 2003                                        2002
                                               -----------------------------------------   -----------------------------------------
                                                                 Units     Net Increase/                     Units     Net Increase/
                                               Units Issued    Redeemed     (Decrease)     Units Issued    Redeemed     (Decrease)
                                               ------------    --------    -------------   ------------    --------    -------------
The Guardian Stock Fund .....................     278,095        201,079      77,016          324,457        168,539     155,918
The Guardian VC 500 Index Fund ..............     144,245         93,101      51,144          182,329         61,162     121,167
The Guardian VC Asset Allocation Fund .......      31,410          8,111      23,299           27,438         18,555       8,883
The Guardian VC High Yield Bond Fund ........       6,472          2,533       3,939            4,296          1,801       2,495
The Guardian Bond Fund, Inc. ................      43,704         47,232      (3,528)          78,173         16,249      61,924
The Guardian Cash Fund, Inc. ................   1,870,140      1,877,248      (7,108)       1,365,504      1,219,155     146,349
Gabelli Capital Asset Fund ..................      61,810         26,031      35,779           60,794         14,383      46,411
Baillie Gifford International Fund ..........   1,074,430      1,068,818       5,612          655,721        648,118       7,603
Baillie Gifford Emerging Markets Fund .......     764,104        744,103      20,001          470,589        458,686      11,903
The Guardian Small Cap Stock Fund ...........      54,283         23,380      30,903           54,164         19,983      34,181
Value Line Centurion Fund ...................      23,147         11,367      11,780           22,120         15,758       6,362
Value Line Strategic Asset Management
   Trust ....................................     122,607         53,383      69,224          143,885         79,772      64,113
AIM V.I. Capital Appreciation Fund Series I .      38,637         24,397      14,240           42,228         28,579      13,649
AIM V.I. Global Utilities Fund Series I .....       6,689          3,552       3,137           10,067          2,820       7,247
AIM V.I. Premier Equity Fund Series I .......      77,292         36,678      40,614          111,527         46,577      64,950
AllianceBernstein Value Portfolio Class B ...       2,687            220       2,467              262             31         231
AllianceBernstein Growth & Income
   Portfolio Class B ........................       6,500          1,002       5,498              572             58         514
AllianceBernstein Premier Growth Portfolio
   Class B ..................................      12,409          1,778      10,631              315             82         233
AllianceBernstein Technology Portfolio
   Class B ..................................       1,990            476       1,514              376             12         364
Davis Financial Portfolio ...................      14,239          6,022       8,217           15,296          5,383       9,913
Davis Real Estate Portfolio .................      17,036          3,778      13,258           11,238          4,333       6,905
Davis Value Portfolio .......................      42,343         17,384      24,959           33,157         11,391      21,766
Fidelity VIP Contrafund Portfolio Service
   Class 2 ..................................      55,234         21,870      33,364           51,389         15,391      35,998
Fidelity VIP Equity-Income Portfolio
   Service Class 2 ..........................      38,579         13,168      25,411           38,750         13,810      24,940
Fidelity VIP Growth Opportunities Portfolio
   Service Class 2 ..........................      15,912         12,514       3,398           21,402          9,377      12,025
Fidelity VIP Mid Cap Portfolio Service
   Class 2 ..................................      90,889         40,860      50,029           97,839         26,889      70,950
Janus Aspen Mid Cap Growth Portfolio
   (formerly Janus Aspen Aggressive
Growth Portfolio) Institutional Shares ......     124,949         88,593      36,356          154,909         75,278      79,631
Janus Aspen Capital Appreciation Portfolio
   Institutional Shares .....................      72,788         40,519      32,269           68,032         32,347      35,685
Janus Aspen Growth Portfolio Institutional
   Shares ...................................      72,033         45,781      26,252           92,602         72,627      19,975
Janus Aspen Worldwide Growth Portfolio
   Institutional Shares .....................   1,368,517      1,358,513      10,004          907,668        806,689     100,979
MFS Emerging Growth Series Initial Class ....      81,381         26,560      54,821           43,700         22,497      21,203
MFS Investors Trust Series Initial Class ....      21,137         12,243       8,894           16,745         11,130       5,615
MFS New Discovery Series Initial Class ......      44,215         22,752      21,463           53,957         18,173      35,784
MFS Research Series Initial Class ...........       7,704          9,876      (2,172)          23,271         14,894       8,377
MFS Total Return Series Initial Class .......      86,135         31,097      55,038           55,975         24,143      31,832


----
B-34                                         STATEMENT OF ADDITIONAL INFORMATION
----

The Guardian Separate Account N

NOTES TO FINANCIAL STATEMENTS

December 31, 2003 (continued)

NOTE 6 -- UNIT VALUES

      The following represent amounts for the years ended December 31, excluding the effect of the expenses of the underlying fund portfolios and charges made directly to policyholders' accounts through redemption of units:

                                                                                                        Investment
                                                                       Net Assets           Expense       Income         Total
                                                       Units    Unit Value   In whole $     Ratio(1)     Ratio(3)      Return(2)
                                                       -----    ----------   ----------     --------     --------      ---------
The Guardian Stock Fund(4)
              2003                                    630,029     $ 5.98     $3,767,302       --          1.07%          21.45%
              2002                                    553,013       4.92      2,722,835       --          0.85%         -20.88%
              2001                                    397,095       6.22      2,471,053       --          0.25%         -21.44%
              2000                                    161,066       7.92      1,275,878       --          0.04%         -20.79%
The Guardian VC 500 Index Fund(4)
              2003                                    511,984     $ 7.91     $4,049,091       --          1.64%          28.25%
              2002                                    460,840       6.17      2,841,836       --          2.08%         -22.42%
              2001                                    339,673       7.95      2,699,834       --          1.33%         -11.92%
              2000                                      5,446       9.02         49,144       --          0.49%          -9.76%
The Guardian VC Asset Allocation Fund(4)
              2003                                     43,952     $ 9.23     $  405,762       --          3.74%          27.70%
              2002                                     20,653       7.23        149,311       --          2.02%         -19.88%
              2001                                     11,770       9.02        106,209       --          1.03%          -9.03%
              2000                                      4,264       9.92         42,295       --          0.86%          -0.81%
The Guardian VC High Yield Bond Fund(4)
              2003                                     10,083     $11.70     $  117,999       --          7.71%          17.95%
              2002                                      6,144       9.92         60,957       --          9.25%           1.34%
              2001                                      3,649       9.79         35,744       --         13.09%           3.51%
              2000                                        112       9.46          1,059       --          4.82%          -5.42%
The Guardian Bond Fund, Inc.(4)
              2003                                     97,299     $13.29     $1,293,056       --          3.79%           4.73%
              2002                                    100,827      12.69      1,279,364       --          5.35%           9.47%
              2001                                     38,903      11.59        450,937       --          7.15%           8.86%
              2000                                        573      10.65          6,105       --          2.36%           6.47%
The Guardian Cash Fund, Inc.(4)
              2003                                    334,313     $10.91     $3,648,587       --          0.65%           0.66%
              2002                                    341,421      10.84      3,701,652       --          1.21%           1.25%
              2001                                    195,072      10.71      2,088,877       --          3.52%           3.59%
              2000                                     17,224      10.34        178,050       --          0.60%           3.37%
Gabelli Capital Asset Fund(4)
              2003                                    110,346     $12.00     $1,324,439       --          0.14%          35.46%
              2002                                     74,567       8.86        660,725       --          0.37%         -14.31%
              2001                                     28,156      10.34        291,166       --          0.92%           2.56%
              2000                                      1,047      10.08         10,554       --          0.18%           0.83%
Baillie Gifford International Fund(4)
              2003                                     34,899     $ 7.28     $  253,933       --          1.78%          30.03%
              2002                                     29,287       5.60        163,888       --          0.07%         -17.70%
              2001                                     21,684       6.80        147,445       --            --          -20.40%
              2000                                      3,129       8.54         26,730       --            --          -14.58%
Baillie Gifford Emerging Markets Fund(4)
              2003                                     35,612     $11.60     $  413,124       --          1.17%          53.92%
              2002                                     15,611       7.54        117,660       --          1.00%          -6.34%
              2001                                      3,708       8.05         29,836       --          0.25%           6.30%
              2000                                        837       7.57          6,333       --            --          -24.30%
The Guardian Small Cap Stock Fund(4)
              2003                                    100,558     $10.10     $1,015,873       --            --           43.44%
              2002                                     69,655       7.04        490,562       --            --          -15.50%
              2001                                     35,474       8.33        295,647       --          0.01%          -7.82%
              2000                                      7,684       9.04         69,470       --            --           -9.59%
Value Line Centurion Fund(4)
              2003                                     45,964     $ 6.54     $  300,761       --            --           19.49%
              2002                                     34,184       5.48        187,199       --            --          -22.93%
              2001                                     27,822       7.11        197,699       --          0.22%         -16.34%
              2000                                      3,695       8.49         31,384       --            --          -15.06%


                                                                            ----
STATEMENT OF ADDITIONAL INFORMATION                                         B-35
                                                                            ----

The Guardian Separate Account N

NOTES TO FINANCIAL STATEMENTS

December 31, 2003 (continued)

                                                                                                        Investment
                                                                       Net Assets           Expense       Income         Total
                                                       Units    Unit Value   In whole $     Ratio(1)     Ratio(3)      Return(2)
                                                       -----    ----------   ----------     --------     --------      ---------
Value Line Strategic Asset Management Trust(4)
              2003                                    262,905     $ 8.67     $2,279,692       --          0.77%          16.53%
              2002                                    193,681       7.44      1,441,235       --          1.41%         -12.53%
              2001                                    129,568       8.51      1,102,255       --          3.18%         -12.92%
              2000                                     18,897       9.77        184,621       --            --           -2.30%
AIM V.I. Capital Appreciation Fund Series I(4)
              2003                                     80,508     $ 6.16     $  496,053       --            --           29.52%
              2002                                     66,268       4.76        315,252       --            --          -24.36%
              2001                                     52,619       6.29        330,918       --            --          -23.28%
              2000                                     11,933       8.20         97,816       --            --          -18.03%
AIM V.I. Global Utilities Fund Series I(4)

              2003                                     15,612     $ 5.84     $   91,18r       --          4.32%          19.03%

              2002                                     12,475       4.91         61,212       --          4.26%         -25.53%
              2001                                      5,228       6.59         34,445       --          2.00%         -27.93%
              2000                                        235       9.14          2,146       --          0.79%          -8.58%
AIM V.I. Premier Equity Fund Series I(4)
              2003                                    170,632     $ 6.42     $1,096,124       --          0.36%          25.08%
              2002                                    130,018       5.14        667,752       --          0.46%         -30.26%
              2001                                     65,068       7.36        479,166       --          0.23%         -12.56%
              2000                                      8,573       8.42         72,207       --          0.11%         -15.78%
AllianceBernstein Value Portfolio Class B(5)
              2003                                      2,698     $10.89     $   29,381       --          0.39%          28.46%
              2002                                        231       8.48         $1,963       --            --          -15.21%
              2001                                         --         --             --       --            --              --
              2000                                         --         --             --       --            --              --
AllianceBernstein Growth & Income
  Portfolio Class B(5)
              2003                                      6,012     $10.12     $   60,868       --          0.15%          32.18%
              2002                                        514       7.66          3,937       --            --          -23.41%
              2001                                         --         --             --       --            --              --
              2000                                         --         --             --       --            --              --
AllianceBernstein Premier Growth Portfolio
  Class B(5)
              2003                                     10,864     $ 9.75     $  105,912       --            --           23.37%
              2002                                        233       7.90          1,839       --            --          -20.98%
              2001                                         --         --             --       --            --              --
              2000                                         --         --             --       --            --              --
AllianceBernstein Technology Portfolio
  Class B(5)
              2003                                      1,878     $ 9.83     $   18,474       --            --           43.77%
              2002                                        364       6.84          2,492       --            --          -31.60%
              2001                                         --         --             --       --            --              --
              2000                                         --         --             --       --            --              --
Davis Financial Portfolio(4)
              2003                                     36,394     $11.63     $  423,324       --          0.40%          32.15%
              2002                                     28,177       8.80        248,005       --          0.29%         -16.84%
              2001                                     18,264      10.58        193,301       --          0.08%         -10.37%
              2000                                        384      11.81          4,534       --          0.09%          18.09%
Davis Real Estate Portfolio(4)
              2003                                     23,121     $16.70     $  386,109       --          5.19%          36.79%
              2002                                      9,863      12.21        120,407       --          5.17%           5.89%
              2001                                      2,958      11.53         34,101       --          4.36%           5.50%
              2000                                         35      10.93            383       --          0.78%           9.28%
Davis Value Portfolio(4)
              2003                                     68,172     $ 9.75     $  664,554       --          0.93%          29.76%
              2002                                     43,213       7.51        324,643       --          0.98%         -16.26%
              2001                                     21,447       8.97        192,409       --          0.70%         -10.39%
              2000                                      2,603      10.01         26,062       --          0.28%           0.12%


----
B-36                                         STATEMENT OF ADDITIONAL INFORMATION
----

The Guardian Separate Account N

NOTES TO FINANCIAL STATEMENTS

December 31, 2003 (continued)

                                                                                                        Investment
                                                                       Net Assets           Expense       Income         Total
                                                       Units    Unit Value   In whole $     Ratio(1)     Ratio(3)      Return(2)
                                                       -----    ----------   ----------     --------     --------      ---------
Fidelity VIP Contrafund Portfolio Service
  Class 2(4)
              2003                                    100,137     $ 9.52     $  953,242       --          0.25%          28.20%
              2002                                     66,773       7.43        495,836       --          0.51%          -9.60%
              2001                                     30,775       8.21        252,805       --          0.23%         -12.47%
              2000                                      4,608       9.38         43,240       --            --           -6.15%
Fidelity VIP Equity-Income Portfolio Service
  Class 2(4)
              2003                                     69,156     $10.93     $  755,727       --          1.34%          30.03%
              2002                                     43,745       8.40        367,646       --          1.07%         -17.15%
              2001                                     18,805      10.14        190,762       --          0.42%          -5.23%
              2000                                      2,611      10.70         27,941       --            --            7.03%
Fidelity VIP Growth Opportunities Portfolio
  Service Class 2(4)
              2003                                     32,375     $ 7.37     $  238,564       --          0.43%          29.40%
              2002                                     28,977       5.69        165,007       --          0.73%         -22.01%
              2001                                     16,952       7.30        123,773       --          0.11%         -14.64%
              2000                                      2,382       8.55         20,372       --            --          -14.47%
Fidelity VIP Mid Cap Portfolio Service
  Class 2(4)
              2003                                    171,837     $13.22     $2,272,102       --          0.22%          38.25%
              2002                                    121,808       9.56      1,164,977       --          0.55%         -10.02%
              2001                                     50,858      10.63        540,601       --            --           -3.23%
              2000                                      5,858      10.98         64,346       --          0.30%           9.84%
Janus Aspen Mid Cap Growth Portfolio
  (formerly Janus Aspen Aggressive
  Growth Portfolio) Institutional Shares(4)
              2003                                    271,869     $ 3.95     $1,075,120       --            --           35.10%
              2002                                    235,513       2.93        689,373       --            --          -27.93%
              2001                                    155,882       4.06        633,152       --            --          -39.45%
              2000                                     24,798       6.71        166,342       --            --          -32.92%
Janus Aspen Capital Appreciation Portfolio
  Institutional Shares(4)
              2003                                    154,126     $ 6.65     $1,024,982       --          0.50%          20.54%
              2002                                    121,857       5.52        672,320       --          0.61%         -15.67%
              2001                                     86,172       6.54        563,786       --          1.52%         -21.67%
              2000                                      6,613       8.35         55,238       --          0.48%         -16.47%
Janus Aspen Growth Portfolio Institutional
  Shares(4)
              2003                                    159,832     $ 5.99     $  958,132       --          0.11%          31.73%
              2002                                    133,580       4.55        607,880       --            --          -26.51%
              2001                                    113,605       6.19        703,457       --          0.08%         -24.73%
              2000                                     16,743       8.23        137,741       --          0.07%         -17.73%
Janus Aspen Worldwide Growth Portfolio
  Institutional Shares(4)
              2003                                    266,320     $ 5.86     $1,560,412       --          1.27%          23.99%
              2002                                    256,316       4.73      1,211,219       --          1.03%         -25.50%
              2001                                    155,337       6.34        985,313       --          0.63%         -22.44%
              2000                                     24,957       8.18        204,092       --          0.16%         -18.22%
MFS Emerging Growth Series Initial Class(4)
              2003                                    152,420     $ 4.72     $  719,590       --            --           30.23%
              2002                                     97,599       3.63        353,827       --            --          -33.76%
              2001                                     76,396       5.47        418,110       --            --          -33.49%
              2000                                     13,442       8.23        110,603       --            --          -17.72%
MFS Investors Trust Series Initial Class(4)
              2003                                     53,524     $ 7.94     $  424,799       --          0.63%          22.15%
              2002                                     44,630       6.50        289,984       --          0.55%         -20.96%
              2001                                     39,015       8.22        320,738       --          0.16%         -15.95%
              2000                                      4,166       9.78         40,750       --            --           -2.19%


                                                                            ----
STATEMENT OF ADDITIONAL INFORMATION                                         B-37
                                                                            ----

The Guardian Separate Account N

NOTES TO FINANCIAL STATEMENTS

December 31, 2003 (continued)

                                                                                                        Investment
                                                                       Net Assets           Expense       Income         Total
                                                       Units    Unit Value   In whole $     Ratio(1)     Ratio(3)      Return(2)
                                                       -----    ----------   ----------     --------     --------      ---------
MFS New Discovery Series Initial Class(4)
              2003                                     77,166     $ 8.12     $  626,264       --            --           33.72%
              2002                                     55,703       6.07        338,086       --            --          -31.63%
              2001                                     19,919       8.88        176,829       --            --           -5.03%
              2000                                      3,377       9.35         31,565       --            --           -6.53%
MFS Research Series Initial Class(4)
              2003                                     14,635     $ 6.55     $   95,918       --          0.68%          24.71%
              2002                                     16,807       5.26         88,332       --          0.23%         -24.54%
              2001                                      8,430       6.96         58,710       --          0.01%         -21.25%
              2000                                        800       8.84          7,075       --            --          -11.56%
MFS Total Return Series Initial Class(4)
              2003                                    122,567     $12.31     $1,508,644       --          1.56%          16.32%
              2002                                     67,529      10.58        714,567       --          1.59%          -5.17%
              2001                                     35,697      11.16        398,318       --          0.52%           0.25%
              2000                                        875      11.13          9,739       --            --           11.31%

(1) These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. These ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policyowner accounts through the redemption of units and expenses of the underlying fund have been excluded.
(2) Total returns are not annualized for periods less than a year. These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund. Investment divisions with a date notation indicate the effective date of that investment division in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period.
(3) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against policyowner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests. The investment income ratio is annualized for a product designed in the initial year units were purchased.
(4)   Portfolio commenced operations on July 20, 2000.
(5)   Portfolio commenced operations on May 1, 2002.


----
B-38                                       STATEMENT OF ADDITIONAL INFORMATION
----

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT AUDITORS
OF THE GUARDIAN SEPARATE ACCOUNT N
--------------------------------------------------------------------------------

To the Board of Directors of
The Guardian Insurance & Annuity Company, Inc.
and the Contract Owners of The Guardian Separate Account N

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the Guardian Stock, Guardian VC 500 Index, Guardian VC Asset Allocation, Guardian VC High Yield Bond, Guardian Bond, Guardian Cash, Gabelli Capital Asset, Baillie Gifford International, Baillie Gifford Emerging Markets, Guardian Small Cap Stock, Value Line Centurion, Value Line Strategic Asset Management, AIM V.I. Capital Appreciation Series I, AIM V.I. Global Utilities Series I, AIM V.I. Premier Equity Series I, AllianceBernstein Value Class B, AllianceBernstein Growth & Income Class B, AllianceBernstein Premier Growth Class B, AllianceBernstein Technology Class B, Davis Financial, Davis Real Estate, Davis Value, Fidelity VIP Contrafund Service Class 2, Fidelity VIP Equity-Income Service Class 2, Fidelity VIP Growth Opportunities Service Class 2, Fidelity VIP Mid Cap Service Class 2, Janus Aspen Mid Cap Growth Institutional Shares, Janus Aspen Capital Appreciation Institutional Shares, Janus Aspen Growth Institutional Shares, Janus Aspen Worldwide Growth Institutional Shares, MFS Emerging Growth Initial Class, MFS Investors Trust Initial Class, MFS New Discovery Initial Class, MFS Research Initial Class and MFS Total Return Initial Class investment divisions (constituting The Guardian Separate Account N) at December 31, 2003, the results of each of their operations for the year then ended and the changes in each of their net assets for the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of The Guardian Insurance & Annuity Company, Inc. management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of the underlying funds owned at December 31, 2003 by correspondence with the transfer agents of the investee mutual funds, provide a reasonable basis for our opinion.


/s/ PricewaterhouseCoopers LLP


March 26, 2004


                                                                            ----
STATEMENT OF ADDITIONAL INFORMATION                                         B-39
                                                                            ----

--------------------------------------------------------------------------------
THE GUARDIAN INSURANCE
& ANNUITY COMPANY, INC.
--------------------------------------------------------------------------------

The Guardian Insurance & Annuity Company, Inc.

CONSOLIDATED BALANCE SHEETS

                                                                                December 31,
                                                                           ---------------------
                                                                                2003        2002
                                                                           ---------   ---------
                                                                               (In millions)
Assets:
Bonds, available for sale at fair value
   (amortized cost $1,597.0 million; $1,021.9 million, respectively) ...   $ 1,663.8   $ 1,062.7
Affiliated mutual funds, at fair value (amortized cost $25.1 million;
   $24.8 million, respectively) ........................................        31.8        23.9
Policy loans ...........................................................        84.2        87.8
Cash and cash equivalents ..............................................       295.4       108.6
Other invested assets ..................................................         1.3         1.4
                                                                           ---------   ---------
Total invested assets ..................................................     2,076.5     1,284.4
                                                                           ---------   ---------
Deferred policy acquisition costs ......................................       321.1       319.8
Deferred software costs ................................................         0.8        13.7
Amounts receivable from reinsurers .....................................        30.8        32.4
Investment income due and accrued ......................................        26.8        17.7
Other assets ...........................................................        61.8        10.4
Federal income taxes recoverable .......................................        11.9        36.6
Accounts receivable ....................................................        28.0        29.5
Separate account assets ................................................     7,731.5     7,155.5
                                                                           ---------   ---------
Total Assets ...........................................................   $10,289.2   $ 8,900.0
                                                                           =========   =========
Liabilities:
Future policy benefits and other policyholder liabilities ..............   $ 1,849.3   $ 1,119.3
Due to parent and affiliated mutual funds ..............................        36.3        47.8
Deferred federal income taxes, net .....................................        91.1        85.1
Accrued expenses and other liabilities .................................       159.2       100.7
Separate account liabilities ...........................................     7,665.6     7,094.7
                                                                           ---------   ---------
Total Liabilities ......................................................     9,801.5     8,447.6
                                                                           ---------   ---------
Stockholder's equity:
Common stock, $125 par value, 20,000 shares authorized,
   issued and outstanding ..............................................         2.5         2.5
Additional paid-in capital .............................................       181.9       161.9
Retained earnings ......................................................       279.8       276.1
Accumulated other comprehensive income, net of deferred taxes ..........        23.5        11.9
                                                                           ---------   ---------
Total Stockholder's Equity .............................................       487.7       452.4
                                                                           ---------   ---------
Total Liabilities & Stockholder's Equity ...............................   $10,289.2   $ 8,900.0
                                                                           =========   =========

See notes to consolidated financial statements.

The Guardian Insurance & Annuity Company, Inc.

CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME

                                                                   For the Years Ended December 31,
                                                                -------------------------------------

                                                                  2003           2002           2001
                                                                ------         ------         ------
                                                                           (In millions)
Revenues
   Premiums ..............................................      $ 10.8         $ 12.2         $ 13.0
   Net investment income .................................        84.6           60.1           48.0
   Net realized gains (losses) on investments ............         1.1          (20.7)          (0.1)
   Income from brokerage operations ......................        23.3           28.3           26.0
   Administrative service fees ...........................       200.2          203.0          230.5
   Other (expense) income ................................       (11.5)          (6.0)           9.2
                                                                ------         ------         ------
Total revenues ...........................................       308.5          276.9          326.6
                                                                ------         ------         ------

Benefits and expenses
   Policyholder benefits .................................        86.2           52.6           58.9
   Amortization of deferred policy acquisition costs .....        78.1           78.5           75.7
   Amortization of deferred software costs ...............         0.8            8.4            7.0
   Other operating costs and expenses ....................       153.4          272.4          247.6
                                                                ------         ------         ------
Total benefits and expenses ..............................       318.5          411.9          389.2
                                                                ------         ------         ------

(Loss) before income taxes ...............................       (10.0)        (135.0)         (62.6)
                                                                ------         ------         ------
Federal income taxes
   Current benefit .......................................       (13.5)         (31.4)         (10.2)
   Deferred benefit ......................................        (0.2)         (26.5)         (23.8)
                                                                ------         ------         ------

Total federal income taxes ...............................       (13.7)         (57.9)         (34.0)
                                                                ------         ------         ------

Net income (loss) ........................................         3.7          (77.1)         (28.6)

Other comprehensive income (loss), net of income tax:
   Change in unrealized investment gains (losses), net ...        11.6            8.4           (2.8)
                                                                ------         ------         ------

Comprehensive income (loss) ..............................      $ 15.3         $(68.7)        $(31.4)
                                                                ======         ======         ======

See notes to consolidated financial statements.

The Guardian Insurance & Annuity Company, Inc.

CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDER'S EQUITY

                                                          For the Years Ended December 31,
                                                          --------------------------------
                                                             2003        2002         2001
                                                          -------     -------      -------
                                                                   (In millions)
Common stock at par value, beginning of year ........     $   2.5     $   2.5      $   2.5
                                                          -------     -------      -------
Common stock at par value, end of year ..............         2.5         2.5          2.5
                                                          -------     -------      -------
Capital in excess of par value, beginning of year ...       161.9       136.9        136.9
Capital contribution ................................        20.0        25.0           --
                                                          -------     -------      -------
Capital in excess of par value, end of year .........       181.9       161.9        136.9
                                                          -------     -------      -------

Retained earnings, beginning of year ................       276.1       353.2        431.7
Net income (loss) ...................................         3.7       (77.1)       (28.6)
Dividends to parent .................................          --          --        (49.9)
                                                          -------     -------      -------
Retained earnings, end of year ......................       279.8       276.1        353.2
                                                          -------     -------      -------

Accumulated other comprehensive income,
   net of deferred taxes, beginning of year .........        11.9         3.5          6.3
Change in unrealized investment gains (losses),
   net of deferred taxes ............................        11.6         8.4         (2.8)
                                                          -------     -------      -------
Accumulated other comprehensive income,
   net of deferred taxes, end of year ...............        23.5        11.9          3.5
                                                          -------     -------      -------

Total stockholder's equity, end of year .............     $ 487.7     $ 452.4      $ 496.1
                                                          =======     =======      =======

See notes to consolidated financial statements.

The Guardian Insurance & Annuity Company, Inc.

CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                   For the Years Ended December 31,
                                                                 ------------------------------------
                                                                     2003          2002          2001
                                                                 --------      --------      --------
                                                                            (In millions)
Operating activities
Net income (loss) ..........................................     $    3.7      $  (77.1)     $  (28.6)
Adjustments to reconcile net (loss) income to net
  cash used in operating activities:
    Changes in
      Deferred policy acquisition costs ....................         (1.3)         83.2          19.7
      Deferred software costs ..............................          0.9           5.7          12.7
      Amounts receivable from reinsurers ...................          1.6           4.2          21.5
      Investment income due and accrued ....................         (9.1)         (5.1)         (3.1)
      Other assets .........................................        (51.4)         (2.9)          0.4
      Federal income taxes recoverable .....................         24.7         (16.5)         (8.2)
      Accounts receivable ..................................          1.5          (4.4)          8.8
      Separate accounts, net ...............................         (5.1)          1.6          (3.0)
      Future policy benefits and policyholder liabilities ..         60.2         (24.4)        (25.8)
      Due to parent and affiliated mutual funds ............        (11.5)         (6.5)         (3.1)
      Deferred federal income taxes, net ...................          6.0         (21.8)        (19.3)
      Accrued expenses and other liabilities ...............         58.5          (1.8)        (25.2)
      Net realized (gains) losses on investments ...........         (1.1)         20.7           0.1
      Other ................................................          3.6           3.4          (3.7)
                                                                 --------      --------      --------
      Net cash provided by (used in) operating activities ..         81.2         (41.7)        (56.8)
                                                                 --------      --------      --------
Investment activities
  Proceeds from investments sold or matured
    Bonds ..................................................        175.2         172.9         461.5
    Affiliated mutual funds ................................           --          14.4          23.4
    Redemption of seed investments .........................           --            --          32.8
    Other items, net .......................................          0.1            --            --
  Investments purchased
    Bonds ..................................................       (764.7)       (567.1)       (583.0)
    Affiliated mutual funds ................................         (4.4)         (4.2)        (10.0)
    Other items, net .......................................         (3.5)         (0.4)         (1.0)
                                                                 --------      --------      --------
      Net cash used in investing activities ................       (597.3)       (384.4)        (76.3)
                                                                 --------      --------      --------
Financing activities
  Additions to policyholder contract deposits ..............        838.2         541.0         245.9
  Withdrawals from policyholder contract deposits ..........       (168.4)        (86.4)        (72.5)
  Capital contribution .....................................         20.0          25.0            --
  Dividends to parent ......................................           --            --         (49.9)
  Other items ..............................................         13.1           1.4          (5.0)
                                                                 --------      --------      --------
    Net cash provided by financing activities ..............        702.9         481.0         118.5
                                                                 --------      --------      --------
Net increase (decrease) in cash ............................        186.8          54.9         (14.6)
Cash and cash equivalents, at beginning of year ............        108.6          53.7          68.3
                                                                 --------      --------      --------
Cash and cash equivalents, at end of year ..................     $  295.4      $  108.6      $   53.7
                                                                 ========      ========      ========
Supplemental disclosure:
  Federal income taxes recovered ...........................     $  (38.0)     $  (15.6)     $   (1.9)
                                                                 ========      ========      ========

See notes to consolidated financial statements.

--------------------------------------------------------------------------------
THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

December 31, 2003

NOTE 1 -- ORGANIZATION

      The Guardian Insurance & Annuity Company, Inc. (GIAC or the Company) is a wholly owned subsidiary of The Guardian Life Insurance Company of America (Guardian). The Company, domiciled in the state of Delaware, is licensed to conduct life and health insurance business in all fifty states and the District of Columbia. The Company's primary business is the sale of variable deferred annuity contracts and variable and term life insurance policies. For variable products, other than 401(k) products, contracts are sold by insurance agents who are licensed by GIAC and are either Registered Representatives of Park Avenue Securities, LLC (PAS) or other broker dealer firms that have entered into sales agreements with GIAC. The Company's general agency distribution system is used for the sale of other products and policies. In October of 2002, the Company and The Guardian discontinued selling new Group Pension business but will continue servicing existing planholders.

      PAS, a wholly owned subsidiary of the Company, is a registered broker dealer under the Securities and Exchange Act of 1934. PAS was established as a broker dealer during 1999 and has assumed the registered representatives formerly affiliated with Guardian Investor Services LLC (GIS) (formerly Guardian Investor Service Corporation).

      GIS, a wholly owned subsidiary of the Company, is a registered broker dealer under the Securities and Exchange Act of 1934 and is a registered investment advisor under the Investment Adviser's Act of 1940. GIS is the distributor and underwriter for GIAC's variable products, and is the investment advisor to certain mutual funds sponsored by GIAC, which are investment options for the variable products.

      The Company, in agreement with Baillie Gifford Overseas Ltd., has an interest in a company - Guardian Baillie Gifford Ltd. (GBG) - that is organized as a corporation in Scotland. GBG is registered in both the United Kingdom and the United States to act as an investment advisor for the Baillie Gifford International Fund (BGIF), the Baillie Gifford Emerging Markets Fund (BGEMF), The Guardian Baillie Gifford International Fund (GBGIF) and The Guardian Baillie Gifford Emerging Markets Fund (GBGEMF). The Funds are offered in the U.S. as investment options under certain variable annuity contracts and variable life policies.

      The Company has established seventeen insurance separate accounts primarily to support the variable annuity and life insurance products it offers. The majority of the separate accounts are unit investment trusts registered under the Investment Company Act of 1940. Proceeds from the sale of variable products are invested through these separate accounts in certain mutual funds specified by the contractholders. Of these separate accounts the Company maintains two separate accounts whose sole purpose is to fund certain employee benefit plans of The Guardian.

NOTE 2 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      Basis of Presentation: The accompanying consolidated financial statements include the accounts of GIAC and its majority-owned subsidiaries. These consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (GAAP). Intercompany balances and transactions have been eliminated.

      Use of Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and assumptions. The Company regularly invests in mortgage loans, mortgage-backed securities and other securities subject to prepayment and/or call risk. Significant changes in prevailing interest rates and/or geographic conditions may adversely affect the timing and amount of cash flows on such securities, as well as their related values. In addition, the amortization of market premium and accretion of market discount for mortgage-backed securities is based on historical experience and estimates of future payment experience underlying mortgage loans. Actual prepayment timing could differ from original estimates resulting in adjustments to asset values and amortization or accretion recorded in future periods.

The Guardian Insurance & Annuity Company, Inc.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2003

      Investments:

      Bonds and affiliated mutual funds are classified as available for sale and are carried at estimated fair value. Changes in unrealized gains and losses are recorded net of applicable deferred taxes and included in a separate component of equity, "Accumulated other comprehensive income". The investment portfolio is reviewed for investments that may have experienced a decline in value considered to be other-than-temporary. The Company considers several factors in determining if an other-than-temporary decline exists: duration and extent to which the value of the security has been less than cost; financial condition of the issuer; the near term prospects for recovery of the market value of a security; and the intent and ability of the Company to hold the security to allow for an anticipated recovery in value. Other-than-temporary declines in the fair value of investments in bonds and affiliated mutual funds are recorded in "Net realized gains (losses) on investments".

      Policy loans are stated at unpaid principal balance. The carrying amount approximates fair value since loans on policies have no defined maturity date and reduce the amount payable at death or at surrender of the contract.

      Cash and cash equivalents include cash on hand and highly liquid debt instruments purchased with an original maturity of three months or less.

      Securities purchased under agreements to resell and securities sold under agreements to repurchase -- The Company has entered into securities lending arrangements whereby certain securities are loaned, primarily with major brokerage firms. The Company's policy requires a minimum of 102% of the fair value of the loaned securities as collateral, calculated on a daily basis in the form of either cash or securities.

      Net investment income: Net investment income includes interest and dividends received or accrued on investments. It also includes amortization of any purchase premium or discount using the interest method, adjusted retrospectively for any change in estimated yield to maturity. Investment income due and accrued that is deemed uncollectible is charged against net investment income in the period such determination is made. Net investment income is reduced by investment management expenses and costs associated with securities lending.

      Net realized gains (losses) on investments: Net realized gains (losses) on investments are computed using the specific identification method. Costs of bonds and affiliated mutual funds are adjusted for impairments considered other-than-temporary and provisions for losses on investments are included in "Net Realized gains (losses) on investments."

      Deferred software costs: Deferred software costs include the costs of computer software developed or obtained for internal use, which requires capitalization of external and certain internal costs incurred to obtain or develop internal-use computer software during the application development stage. Capitalized internal use software is amortized on a straight-line basis over the estimated useful life of the software, not to exceed three years.

      Deferred policy acquisition costs: Deferred policy acquisition costs are costs of acquiring new or renewal business, principally commissions, underwriting, agency and policy issue expenses, all of which vary with and are primarily related to the production of new or renewal business, and are deferred. Deferred policy acquisition costs are subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period. Deferred policy acquisition costs, for certain products, are adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in "Accumulated other comprehensive income".

      For variable life and annuity investment-type products, deferred policy acquisition costs are amortized over the shorter of the expected average life of the contracts or thirty years, using a reversion to the mean approach of estimated gross profits arising principally from investment results, mortality and expense margins and surrender charges based on actual results and anticipated future experience, updated at the end of each accounting period. The average rate of assumed gross investment yield used in estimating expected gross profits was 6.56% to 7.00% at December 31, 2003. The effect on the amortization of deferred policy acquisition costs of revisions to estimated gross profits is reflected in earnings in the period such estimated gross profits are revised.

The Guardian Insurance & Annuity Company, Inc.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2003

      For life insurance products, deferred policy acquisition costs are amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are estimated at the date of policy issue and are consistently applied during the life of the contracts. Deviations from estimated experience are reflected in earnings in the period such deviations occur. For these contracts, the amortization periods are for the estimated life of the policy.

      Separate account assets and liabilities: Separate account assets and liabilities are reported at market value, and represent policyholder funds maintained in accounts having specific investment objectives. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are generally borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain separate account products. The investment results of separate accounts are reflected in separate account liabilities. The amounts provided by the Company to establish separate account investment portfolios (seed money) are not included in separate account liabilities.

      Pursuant to an agreement with the New York State Insurance Department, the Company maintains assets in each of its separate accounts for the mortality risk associated with contracts in the annuity payout phase. Such accounts are referred to as the Annuity Mortality Fluctuation Fund (AMFF), and are in the cash subdivisions of the separate accounts. The AMFF balance was $60.1 million and $56.3 million at December 31, 2003 and 2002.

      Future policy benefits and other policyholder liabilities: The methods and assumptions used to establish the Company's reserve for future policy benefits and other policyholder liabilities are disclosed in Note 5.

      Insurance revenue and expense recognition: Insurance revenue and expenses consist of premiums and benefits. Premiums for term life and certain annuity insurance products are recognized as revenue when due and collected. The reserve for future policy benefits has been provided on a net-level premium method based upon estimated investment yields, mortality, and other assumptions which were appropriate at the time the policies were issued. Benefits and expenses are associated with earned premiums so as to result in recognition of profits over the life of the contract. This association is accomplished by the provision for future policy benefits and the deferral and amortization of policy acquisition costs.

      Revenues for variable life and for individual and group variable annuity products consist of net investment income and cost of insurance, policy administration and surrender charges that have been earned and assessed against policyholder account balances during the period. Policy benefits and claims that are charged to expense include benefits and claims incurred in the period in excess of related policy account balances, maintenance costs and interest credited to policyholder account balances. The policyholder account values represent an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals.

      Certain annuity contracts provide the holder a guarantee that the benefit received upon death will be no less than a minimum prescribed amount that is based upon net deposits to the contract, or the highest historical account value on a contract anniversary. The Company bears the risk that protracted under-performance of the financial markets could result in guaranteed minimum death benefits being higher than what accumulated policyholder account balances would support. At December 31, 2003 and 2002, the Company maintained reserves of $6.8 million and $12.7 million, respectively, representing the Company's estimate of the extent to which guaranteed minimum death benefits exceed the accumulated policyholder account balances. The determination of this liability is based on models, which involve numerous estimates, and subjective judgments, including those regarding expected market rates of return and volatility, contract surrender rate and mortality experience.

      Federal income taxes: The provision for federal income taxes is based on income currently taxable, as well as deferred taxes on income earned. Current federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income tax assets and liabilities are recognized based upon the difference between financial statement carrying amounts and the income tax basis of assets and liabilities using enacted income tax rates and laws.

      Statutory accounting: In 1998, the National Association of Insurance Commissioners (NAIC) adopted the Codification of Statutory Accounting Principles (Codification) guidance, which replaces the current Accounting Practices and Procedures manual as the NAIC's primary guidance on statutory accounting effective January 1, 2001. The Codification provides guidance for areas where statutory accounting has been silent and changes current statutory accounting in some areas (e.g., deferred income taxes are recorded).

The Guardian Insurance & Annuity Company, Inc.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2003

      The Delaware Insurance Department has adopted the Codification guidance, effective January 1, 2001. As a result of these changes, the Company reported a change of accounting principle, as an adjustment that decreased unassigned funds (surplus) by $.8 million as of January 1, 2001. Included in this total adjustment is an increase in unassigned funds of approximately $4.0 million related to cost of collection and a decrease in unassigned funds of approximately $3.6 million related to net deferred tax liabilities, a decrease in unassigned funds of $1.2 million related to premiums deferred and uncollected, and an increase in non-admitted assets.

      Financial statements prepared in accordance with GAAP vary from financial statements prepared on a statutory basis (STAT) primarily because: 1) costs related to acquiring business, principally commissions and certain policy issue expenses, are charged to income in the year incurred; 2) life insurance and annuity reserves are based on statutory mortality and interest requirements, without consideration of withdrawals and company experience; 3) life insurance enterprises are required to establish a formula-based asset valuation reserve
(AVR) by a direct charge to surplus to offset potential investment losses; 4) realized gains and losses resulting from changes in interest rates on fixed income investments are deferred in the interest maintenance reserve (IMR) and amortized into investment income over the remaining life of the investment sold;
5) bonds are carried principally at amortized cost; 6) annuity and certain insurance premiums are recognized as premium income; 7) deferred federal income taxes are provided for temporary differences between tax and book assets and liabilities as they are under GAAP except for deferred tax assets, which are admitted assets only if they are recoverable within one year. Non-admitted deferred tax assets are recorded in surplus. Changes in deferred tax balances are recorded in surplus; 8) certain reinsurance transactions are accounted for as reinsurance for statutory purposes and as financing transactions under GAAP, and assets and liabilities are reported net of reinsurance for statutory purposes and gross of reinsurance for GAAP; 9) certain "non-admitted assets" must be excluded under statutory reporting through a charge to surplus and 10) investments in common stock of the Company's wholly-owned subsidiaries are accounted for using the equity method, where earnings of such subsidiaries are recognized in income only when dividends are declared. The effect on the financial statements of the Company from the differences between GAAP and STAT are material to the Company and are disclosed in Note 10.

      Recent accounting pronouncements: In August 2001, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 144 (SFAS No. 144), "Accounting for the Impairment or Disposal of Long-Lived Assets." SFAS No. 144 eliminated the requirement that discontinued operations be measured at net realizable value or that entities include losses that have not yet occurred. SFAS No. 144 eliminated the requirement of consolidation for a subsidiary for which control is likely to be temporary. SFAS No. 144 requires that long-lived assets that are to be disposed of by sale be measured at the lower of book value or fair value less cost to sell. An impairment for assets that are not to be disposed of is recognized only if the carrying amounts of long-lived assets are not recoverable and exceed their fair values. Additionally, SFAS No. 144 expands the scope of discontinued operations to include all components of an entity with operations and cash flows that (1) can be distinguished from the rest of the entity and (2) will be eliminated from the ongoing operations of the entity in a disposal transaction. SFAS No. 144 is effective for financial statements issued for fiscal years beginning after December 15, 2001 and, generally, its provisions are to be applied prospectively. The Company has adopted SFAS No. 144 prospectively as of January 1, 2002. The implementation of SFAS 144 had no material impact on the Company.

      In June 2002, the FASB issued SFAS No. 146, "Accounting for Costs Associated with Exit or Disposal Activities." SFAS No. 146 provides guidance related to accounting for costs associated with disposal activities covered by SFAS No. 144 or with exit or restructuring activities previously covered by Emerging Issues Task Force No. 94-3, "Liability Recognition for Certain Costs Incurred in a Restructuring." SFAS No. 146 requires that costs related to exiting an activity or to a restructuring not be recognized until the liability is incurred. The Company has adopted SFAS No. 146 prospectively for exit or disposal activities initiated after December 31, 2002. The implementation of SFAS 146 had no material impact on the Company.

      In November 2002, the FASB issued Interpretation (FIN) No. 45, "Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others." FIN No. 45 expands existing accounting guidance and disclosure requirements for certain guarantees and requires the recognition of a liability for the fair value of certain types of guarantees issued or modified after December 31, 2002. The January 1, 2003 adoption of the Interpretation's guidance did not have a material effect on the Company's financial position.

The Guardian Insurance & Annuity Company, Inc.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2003

      In January 2003, the FASB issued FIN No. 46, "Consolidation of Variable Interest Entities." FIN No. 46 addresses whether certain types of entities, referred to as variable interest entities (VIEs), should be consolidated in a company's financial statements. A VIE is an entity that either (1) has equity investors that lack certain essential characteristics of a controlling financial interest (including the ability to control the entity, the obligation to absorb the entity's expected losses and the right to receive the entity's expected residual returns), or (2) lacks sufficient equity to finance its own activities without financial support provided by other entities, which in turn would be expected to absorb at least some of the expected losses of the VIE. An entity should consolidate a VIE if it stands to absorb a majority of the VIE's expected losses or to receive a majority of the VIE's expected residual returns. The FASB has deferred adoption of FIN 46 for nonpublic entities from the previous effective date of 2003. The Company will adopt the Interpretation for relationships with VIEs that begin after December 31, 2003. The Company will implement the consolidation guidance by December 31, 2005 for VIEs with which the Company became involved prior to January 1, 2004. The Company is in the process of determining the impact of the consolidation guidance, however, management does not believe that the implementation of FIN 46 will have a material effect on the Company's consolidated financial position.

      In April 2003, the FASB issued Statement No. 133 Implementation Issue No. B36, "Embedded Derivatives: Modified Coinsurance Arrangements and Debt Instruments That Incorporate Credit Risk Exposures That Are Unrelated or Only Partially Related to the Creditworthiness of the Obligor Under Those Instruments." Implementation Issue No. B36 indicates that a modified coinsurance arrangement (MODCO) and coinsurance with funds withheld (CFW) arrangements in which funds are withheld by the ceding insurer with interest paid to the assuming insurer based on the ceding company's return on certain of its investments, generally contains an embedded derivative feature that is not clearly and closely related to the host contract and should be bifurcated in accordance with the provisions of SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities." As permitted by SFAS No. 133, all contracts entered into prior to January 1, 1999 and not significantly modified since that date are exempt from the embedded derivative provisions of SFAS No. 133. Upon adoption, companies that have ceded insurance under existing MODCO or CFW arrangements may reclassify securities from the held-to-maturity and available-for-sale categories into the trading category without calling into question the intent of those companies to hold debt securities to maturity in the future. Those "taint-free" reclassifications are limited to the amount and type of securities related to the MODCO or CFW arrangements containing embedded derivatives. The Company adopted Implementation Issue No. B36 on October 1, 2003 and determined that the fair value of the applicable embedded derivatives was $0. Therefore, no cumulative effect of a change in accounting principle was recorded. Prospectively, the Company will record changes in fair value of the applicable embedded derivatives in net income. The Company determined that the fair value of applicable embedded derivatives was $0 at December 31, 2003. The Company did not reclassify any securities from available for sale to trading upon adoption of Implementation Issue No. B36.

      In July 2003, the Accounting Standards Executive Committee (AcSEC) of the American Institute of Certified Public Accountants (AICPA) issued Statement of Position (SOP) 03-01, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts." AcSEC has developed the SOP to address the evolution of product designs since the issuance of SFAS No. 60, "Accounting and Reporting by Insurance Enterprises," and SFAS No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments" and the need for interpretive guidance to be developed in three areas: separate account presentation and valuation; the accounting recognition given sales inducements (bonus interest, bonus credits, persistency bonuses); and the classification and valuation of certain long-duration contract liabilities.

      The most significant accounting implications of the SOP are as follows:
(1) reporting and measuring assets and liabilities of separate account products as general account assets and liabilities when specified criteria are not met;
(2) reporting and measuring seed money in separate accounts as general account assets based on the insurer's proportionate beneficial interest in the separate account's underlying assets; (3) capitalizing sales inducements that meet specified criteria and amortizing such amounts over the life of the contracts using the same methodology as used for amortizing deferred acquisition costs, but immediately expensing those sales inducements accrued or credited if such criteria are not met; (4) recognizing contractholder liabilities for: (a) modified guaranteed (market value adjusted) annuities at accreted balances that

The Guardian Insurance & Annuity Company, Inc.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2003

do not include the then current market value surrender adjustment, (b) two-tier annuities at the lower (non-annuitization) tier account value, (c) persistency bonuses at amounts that are not reduced for expected forfeitures and (d) group pension participating and similar general account "pass through" contracts that are not accounted for under SFAS No. 133 at amounts based on the fair value of the assets or index that determines the investment return pass through; (5) establishing an additional liability for guaranteed minimum death and similar mortality and morbidity benefits only for contracts determined to have mortality and morbidity risk that is other than nominal and when the risk charges made for a period are not proportionate to the risk borne during that period; and (6) for contracts containing an annuitization benefits contract feature, if such contract feature is not accounted for under the provisions of SFAS No. 133 establishing an additional liability for the contract feature if the present value of expected annuitization payments at the expected annuitization date exceeds the expected account balance at the expected annuitization date.

      The provisions of the SOP are effective for fiscal years beginning after December 15, 2003, and, as such, the Company will adopt the SOP effective January 1, 2004. The effect of initially adopting this SOP will be reported as a cumulative effect of a change in accounting principle. The Company has completed an assessment of the impact of the SOP on its operations and management does not believe that the implementation of the SOP will have a material effect on the Company's consolidated financial position.

      In November 2003, Emerging Issues Task Force reached a consensus on EITF Issue 03-1, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments" (EITF 03-1), requiring additional disclosures to be included in companies financial statements for fiscal years ending after December 15, 2003. For marketable securities covered by FAS No. 115 "Accounting for Certain Investments in Debt and Equity Securities", disclosures should include quantitative and qualitative information as of the latest balance sheet date, by investment type, about the aggregate amount of unrealized losses and the aggregate fair value of investments with unrealized losses. These disclosure requirements have been incorporated in Note 3.

      Reclassifications: Certain amounts in prior years have been reclassified to conform to the current year presentation.

NOTE 3 -- INVESTMENTS

      Securities: Market values of bonds and affiliated mutual funds are based on quoted prices as available. For certain private placement debt securities where quoted market prices are not available, management estimates fair value by using adjusted market prices for like securities.

      The cost and estimated fair values of investments by major investment category as of December 31, 2003 and 2002 are as follows:

                                                                         December 31, 2003
                                                                           (In millions)
                                                 ----------------------------------------------------------------
                                                                               Gross                    Estimated
                                                    Amortized                Unrealized                      Fair
                                                         Cost            Gains          (Losses)            Value
                                                 ------------      -----------      ------------      -----------
U.S. government .............................    $        4.0      $       0.4      $        --       $       4.4
All other government ........................            21.9              0.9               --              22.8
States, territories, and possessions ........            11.5               --               --              11.5
Political subdivisions of states,
   territories, and possessions .............            10.4               --             (0.2)             10.2
Special revenue .............................            56.2              0.3             (0.4)             56.1
Public utilities ............................           138.1              5.6             (0.1)            143.6
Industrial and miscellaneous ................         1,354.9             63.1             (2.8)          1,415.2
                                                 ------------      -----------      ------------      -----------
Total Bonds .................................    $    1,597.0      $      70.3      $      (3.5)      $   1,663.8
                                                 ============      ===========      ============      ===========
Affiliated mutual funds .....................    $       25.1      $       8.4      $      (1.7)            $31.8
                                                 ============      ===========      ============      ===========

The Guardian Insurance & Annuity Company, Inc.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2003

                                                                               December 31, 2002
                                                                                 (In millions)
                                                       ----------------------------------------------------------------
                                                                                     Gross                    Estimated
                                                          Amortized                Unrealized                      Fair
                                                               Cost            Gains          (Losses)            Value
                                                       ------------      -----------      ------------      -----------
U.S. government ..................................     $        4.0      $       0.6      $        --       $       4.6
All other government .............................             11.6              0.7               --              12.3
States, territories, and possessions .............               --               --               --                --
Political subdivisions of states, territories,
   and possessions ...............................              2.0              0.1               --               2.1
Special revenue ..................................             20.7              1.0               --              21.7
Public utilities .................................            107.0              3.7             (1.1)            109.6
Industrial and miscellaneous .....................            876.6             42.1             (6.3)            912.4
                                                       ------------      -----------      -----------       -----------
Total Bonds ......................................     $    1,021.9      $      48.2      $      (7.4)      $   1,062.7
                                                       ============      ===========      ===========       ===========
Affiliated mutual funds ..........................     $       24.8      $       2.3      $      (3.2)      $      23.9
                                                       ============      ===========      ===========       ===========

      The amortized cost and estimated fair value of bonds as of December 31, 2003 and 2002 by contractual maturity is shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations.


                                                                       December 31, 2003
                                                                         (In millions)
                                                                 ------------------------------
                                                                                      Estimated
                                                                    Amortized              Fair
                                                                         Cost             Value
                                                                 ------------       -----------
Due in one year or less ...................................      $      231.5       $     233.9
Due after one year through five years .....................             955.5           1,004.3
Due after five years through ten years ....................             256.9             268.9
Due after ten years .......................................              59.5              61.9
Sinking fund bonds, mortgage backed securities and
   asset backed securities ................................              93.6              94.8
                                                                 ------------       -----------
Total .....................................................      $    1,597.0       $   1,663.8
                                                                 ============       ===========

                                                                       December 31, 2002
                                                                         (In millions)
                                                                 ------------------------------
                                                                                      Estimated
                                                                    Amortized              Fair
                                                                         Cost             Value
                                                                 ------------       -----------
Due in one year or less ...................................      $       60.0       $      60.5
Due after one year through five years .....................             661.9             688.4
Due after five years through ten years ....................             215.8             225.2
Due after ten years .......................................              31.9              33.7
Sinking fund bonds, mortgage backed securities and
   asset backed securities ................................              52.3              54.9
                                                                 ------------       -----------
Total .....................................................      $    1,021.9       $   1,062.7
                                                                 ============       ===========

     Proceeds from sales of investments in bonds amounted to $175.2 million, $172.9 million and $461.5 million in 2003, 2002 and 2001, respectively. Gross gains of $2.0 million, $2.3 million and $1.6 million and gross losses of $0.4 million, $5.8 million and $1.2 million were realized on sales and prepayments of bonds in 2003, 2002 and 2001, respectively.

     Proceeds from sales of investments in affiliated mutual funds amounted to $0.0 million, $14.4 million and $23.4 million in 2003, 2002 and 2001, respectively. Gross gains of $0.0 million, $0.0 million and $5.2 million and gross losses of $0.0 million, $0.0 million and $0.0 million were realized on sales of affiliated mutual funds in 2003, 2002 and 2001, respectively.

The Guardian Insurance & Annuity Company, Inc.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2003

     Unrealized losses: The Company's investments' gross unrealized losses and fair value, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, at December 31, 2003 and 2002, are shown below:

                                                                         December 31, 2003
                                     ---------------------------------------------------------------------------------------
                                        Less than 12 months             12 months or more                    Total
                                     -------------------------      -------------------------      -------------------------
                                        Fair        Unrealized         Fair        Unrealized         Fair        Unrealized
                                        Value         Losses           Value         Losses           Value         Losses
                                     ----------     ----------      ----------     ----------      ----------     ----------
U.S. government ................     $      0.4     $       --      $       --     $       --      $      0.4     $       --
All other government ...........             --             --              --             --              --             --
States, territories, and
   possessions .................           11.5             --              --             --            11.5             --
Political subdivisions of
   states, territories, and
   possessions .................            8.2           (0.2)             --             --             8.2           (0.2)
Special revenue ................           35.8           (0.4)             --             --            35.8           (0.4)
Public utilities ...............            6.4           (0.1)            2.9             --             9.3           (0.1)
Industrial and miscellaneous ...          153.5           (2.2)            8.5           (0.6)          162.0           (2.8)
                                     ----------     ----------      ----------     ----------      ----------     ----------
Total debt securities ..........     $    215.8     $     (2.9)     $     11.4     $     (0.6)     $    227.2     $     (3.5)
Affiliated mutual funds ........             --             --             6.0           (1.7)            6.0           (1.7)
                                     ----------     ----------      ----------     ----------      ----------     ----------
Total temporarily impaired
   securities ..................     $    215.8     $     (2.9)     $     17.4     $     (2.3)     $    233.2     $     (5.2)
                                     ==========     ==========      ==========     ==========      ==========     ==========

                                                                         December 31, 2002
                                     ---------------------------------------------------------------------------------------
                                        Less than 12 months             12 months or more                    Total
                                     -------------------------      -------------------------      -------------------------
                                        Fair        Unrealized         Fair        Unrealized         Fair        Unrealized
                                        Value         Losses           Value         Losses           Value         Losses
                                     ----------     ----------      ----------     ----------      ----------     ----------
U.S. government ................     $       --     $       --      $       --     $       --      $       --     $       --
All other government ...........             --             --              --             --              --             --
States, territories, and
   possessions .................             --             --              --             --              --             --
Political subdivisions of
   states, territories, and
   possessions .................             --             --              --             --              --             --
Special revenue ................             --             --              --             --              --             --
Public utilities ...............           13.3           (0.8)            0.7           (0.3)           14.0           (1.1)
Industrial and miscellaneous ...           95.3           (5.6)           12.8           (0.7)          108.1           (6.3)
                                     ----------     ----------      ----------     ----------      ----------     ----------
Total debt securities ..........     $    108.6     $     (6.4)     $     13.5     $     (1.0)     $    122.1     $     (7.4)
Affiliated mutual funds ........             --             --             5.9           (3.2)            5.9           (3.2)
                                     ----------     ----------      ----------     ----------      ----------     ----------
Total temporarily impaired
   securities ..................     $    108.6     $     (6.4)     $     19.4     $     (4.2)     $    128.0     $    (10.6)
                                     ==========     ==========      ==========     ==========      ==========     ==========

      The Company's investment portfolio includes individual securities, which are in an unrealized loss position and have not been recognized as other than temporary impairments. There were 8 securities in an unrealized loss position for greater than 12 months with a book value of $12.0 million and a fair value of $11.4 million as of December 31, 2003. There were 8 securities in an unrealized loss position for greater than 12 months with a book value of $14.5 million and a fair value of $ 13.5 million as of December 31, 2002.

      The Company's investment portfolio includes affiliated mutual funds, which are in an unrealized loss position and have not been recognized as other than temporary impairments. There were 4 funds in an unrealized loss position for greater than 12 months with a book value of $7.7 million and a fair value of $6.0 million as of December 31, 2003. There

The Guardian Insurance & Annuity Company, Inc.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2003

were 5 funds in an unrealized loss position for greater than 12 months with a book value of $9.1 million and a fair value of $5.9 million as of December 31, 2002.

      In reaching the conclusion that these impairments are not other-than temporary, management considered many factors including: duration and severity of impairment, cash flow, investment sector stability, credit worthiness, financial condition of issuer, and intent and ability to hold to allow for recovery in value.

      Special Deposits: Assets of $4.2 million, $4.1 million and $4.0 million at December 31, 2003, 2002 and 2001, respectively, were on deposit with governmental authorities or trustees as required by certain insurance laws. These amounts are included in "Bonds" in the consolidated balance sheets.

      Repurchase Agreements: The Company has entered into repurchase agreements whereby securities will be resold at a specified date and price. Assets of $132.4 million and $93.9 million are included in the Consolidated Balance Sheets as cash and cash equivalents as of December 31, 2003 and 2002, respectively, and are subject to repurchase.

      Investment Income and Investment Gains and Losses: The major categories of net investment income are summarized as follows:

                                                   For the Years Ended December 31,
                                                            (In millions)
                                                   ---------------------------------
                                                      2003         2002         2001
                                                   -------      -------      -------
Bonds ........................................     $  77.6      $  54.3      $  39.9
Affiliated mutual funds ......................         1.1          1.5          3.0
Mortgage loans ...............................         0.1          0.1           --
Policy loans .................................         4.4          4.5          4.6
Cash equivalents and short term investments ..         3.0          1.2          2.0
Other ........................................          --          0.1           --
                                                   -------      -------      -------
Gross investment income ......................        86.2         61.7         49.5
Less: Investment expenses ....................        (1.6)        (1.6)        (1.5)
                                                   -------      -------      -------
Net investment income ........................     $  84.6      $  60.1      $  48.0
                                                   =======      =======      =======

Net realized gains (losses) on investments were from the following sources:

                                                   For the Years Ended December 31,
                                                            (In millions)
                                                   ---------------------------------
                                                      2003         2002         2001
                                                   -------      -------      -------
Bonds ........................................     $   1.1      $ (20.4)     $  (1.6)
Affiliated mutual funds ......................          --           --          5.2
Separate account seed money ..................          --           --         (3.6)
Other ........................................          --         (0.3)        (0.1)
                                                   -------      -------      -------
Net realized gains (losses) on investment ....     $   1.1      $ (20.7)     $  (0.1)
                                                   =======      =======      =======

      Realized losses included $0.5 million, $16.9 million and $5.0 million for the years ended December 31, 2003, 2002 and 2001, respectively, of pre-tax valuation adjustments for declines in fair value of investments that were considered to be other-than-temporary.

The Guardian Insurance & Annuity Company, Inc.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2003

      Accumulated Other Comprehensive Gain (Loss) Income: Accumulated other comprehensive gain (loss) income consists of net unrealized investment gains (losses) on securities available for sale. Changes in this amount include reclassification adjustments to avoid double-counting in comprehensive income items that are included as part of net income for a period that also had been a component of "Other comprehensive income" in earlier periods. The amounts for the years ended December 31, are as follows:

                                                                        December 31,
                                                                       (In millions)
                                                             ---------------------------------
                                                                2003         2002         2001
                                                             -------      -------      -------
Balance, beginning of year, net of tax .................     $  11.9      $   3.5      $   6.3
Changes in net unrealized investment gains
   (losses) attributable to:
      Investments arising during the period ............        30.7         28.1         12.9
      Reclassification adjustment for gains (losses)
         included in net income ........................         1.6         (0.8)        (4.5)
                                                             -------      -------      -------
Changes in net unrealized investment gains
   (losses), net of adjustment .........................        32.3         27.3          8.4
Impact of net unrealized investment gains
   (losses) on:
      Deferred federal income tax ......................        (6.2)        (4.9)        (4.5)
      Deferred policy acquisition costs ................       (14.5)       (14.0)        (6.7)
                                                             -------      -------      -------
Change in unrealized investment gains (losses),
   net of tax ..........................................        11.6          8.4         (2.8)
                                                             -------      -------      -------
Balance, end of year, net of tax .......................     $  23.5      $  11.9      $   3.5
                                                             =======      =======      =======

NOTE 4 -- DEFERRED POLICY ACQUISITION COSTS

      The balances of and changes in deferred policy acquisition costs as of and for the years ended December 31, 2003, 2002 and 2001 are summarized as follows:

                                                            December 31,
                                                            (In millions)
                                                  -----------------------------
                                                     2003       2002       2001
                                                  -------    -------    -------
Balance, beginning of year ...................    $ 319.8    $ 403.0    $ 422.7
Capitalization of deferrable expenses ........       94.1       81.5       31.5
Amortization .................................     (107.6)    (180.3)     (76.7)
Change in unrealized investment losses, net ..      (14.5)     (14.0)      (6.7)
Interest on DAC ..............................       29.3       29.6       32.2
                                                  -------    -------    -------
Balance, end of year .........................    $ 321.1    $ 319.8    $ 403.0
                                                  =======    =======    =======

      During 2003, the Company recorded $22.3 million of additional amortization reflecting lower estimates of expected profitability on certain variable annuity and life products primarily due to increased long term lapse rate assumptions.

      During 2002, the Company recorded $101.8 million of additional amortization reflecting lower estimates of expected profitability on certain variable annuity and life products due to decreased market returns and declines in asset value on which fees are based.

The Guardian Insurance & Annuity Company, Inc.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2003

NOTE 5 -- POLICYHOLDERS' LIABILITIES

      The balances of future policy benefits and policyholders' account balances for the years ended December 31, 2003 and 2002 are summarized as follows:

                                                             December 31,
                                                             (In millions)
                                                      --------------------------
                                                            2003            2002
                                                      ----------      ----------
Future Policy Benefits
   General Account
      Life insurance ...........................      $     16.3      $     18.2
                                                      ----------      ----------
      Annuities ................................           164.2            51.3
                                                      ----------      ----------
      Future policy benefits ...................           180.5            69.5
                                                      ----------      ----------

Policyholders' Account Balances
   General Account
      Individual annuities .....................         1,495.1           863.8
      Group annuities ..........................            89.1            99.1
      Variable life ............................            84.6            86.9
   Separate Account
      Individual annuities .....................         4,277.2         3,906.9
      Group annuities ..........................         2,878.2         2,760.2
      Variable life ............................           510.2           427.6
                                                      ----------      ----------
      Policyholders' account balances ..........         9,334.4         8,144.5
                                                      ----------      ----------
Total Policyholder Liabilities .................      $  9,514.9      $  8,214.0
                                                      ==========      ==========
Total General Account Liabilities ..............      $  1,849.3      $  1,119.3
                                                      ==========      ==========
Total Separate Account Liabilities .............      $  7,665.6      $  7,094.7
                                                      ==========      ==========

      The following table highlights the key assumptions generally utilized in calculating liabilities for future policy benefits:

Product                   Mortality                        Interest Rate     Estimation Method
-------------------------------------------------------------------------------------------------------------
Life insurance            Based on Company's               4.00%             Present value of future benefit
                          experience, established                            payments and related expenses,
                          at issue                                           less the present value of future
                                                                             net premiums

Individual, and           SA, 1971, 1983a, A2000           5.50%             Present value of expected future
immediate annuities.      mortality tables with certain                      payments based on historical
                          modifications                                      experience

      Premium deficiency reserves are established, if necessary, when the liability for future policy benefits plus the present value of expected future gross premiums are determined to be insufficient to provide for expected future policy benefits and expenses and to recover any unamortized policy acquisition costs. The Company had no premium deficiency reserves as of December 31, 2003 and 2002.

The Guardian Insurance & Annuity Company, Inc.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2003

      Policyholders' account balances for investment-type contracts represent an accumulation of gross premium payments plus credited interest less withdrawals, expenses and mortality charges. The carrying value approximates fair value.

      Certain contract provisions that determine the policyholder account balances are as follows:

                                          Credited Fixed
            Product                       Interest Rates      Withdrawal/Surrender Charges
--------------------------------------------------------------------------------------------------------
Individual annuities                      3.10% to 6.00%      Declining to zero over 4 to 7 years.
Group annuities                           3.00% to 7.10%      Contractually agreed upon rates, declining
                                                              to zero over a maximum of 9 years.
Variable life                             4.00% to 4.15%      Declining to zero over 10 to 15 years.

NOTE 6 -- REINSURANCE

      The Company has entered into cession agreements on a coinsurance, modified coinsurance and yearly renewable term basis with affiliated and non-affiliated companies. Ceding reinsurance is used by the Company to limit its risk from large exposures and to permit recovery of a portion of direct losses, although ceded reinsurance does not relieve the originating insurer of liability. Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured long-duration contracts are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. The cost of reinsurance related to short-duration contracts is accounted for over the reinsurance contract period.

      The Company has ceded coinsurance and modified coinsurance agreements with affiliated companies. Under these agreements, included in the consolidated statements of income and comprehensive income are $84.5 million, $96.5 million and $103.4 million of ceded premiums at December 31, 2003, 2002 and 2001, respectively.

      During 2001, the Company revised its estimate used in calculating DAC on intercompany reinsurance with affiliates. The result of this change in estimate is a charge to earnings of $45.0 million in 2001, which was reported as "Other operating costs and expenses" in the consolidated statements of income and comprehensive income.

NOTE 7 -- FEDERAL INCOME TAXES

      A consolidated federal income tax return is prepared for the following entities: The Guardian, Park Avenue Life Insurance Company, Guardian Asset Management Corp., Managed Dental Care of California, Managed Dental Care of Texas, Managed Dental Care of Missouri, Managed Dental Care of Maryland, Guardian Hanover Corp., Fiduciary Insurance Company of America, Innovative Underwriters Inc., GIAC and its subsidiaries, Guardian Trust Company, Dental Guard Preferred, Berkshire Life Insurance Company of America and First Commonwealth Inc. and its subsidiaries. The consolidated income tax liability is allocated among the members of the group according to a tax sharing agreement. In accordance with this tax sharing agreement, each member of the group computes its tax provision and liability on a separate return basis, but may, where applicable, recognize benefits of net operating losses utilizable by the consolidated group. Estimated payments are made between the members of the group during the year.

The Guardian Insurance & Annuity Company, Inc.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2003

      The income tax expense is different from the amount computed using the statutory federal tax rate of 35% for the following reasons:

                                               For the Years Ended December 31,
                                                      (In millions)
                                              ----------------------------------
                                                 2003         2002         2001
                                              -------      -------      -------
Expected taxes on pre-tax (loss) income . $ (3.5) $ (47.3) $ (21.9) Permanent adjustments:
   Dividends received deduction on
      separate accounts .................       (11.8)        (9.9)         1.0
   Overpayment of prior years in 2001 ...          --           --         (6.9)
   True-up of tax basis reserves ........          --           --         (5.3)
   True-up of deferred tax on bonds .....         1.8           --         (1.5)
   Write-off of software ................          --           --          1.5
   Foreign tax credit ...................        (0.4)          --         (0.2)
   Other ................................         0.2         (0.7)        (0.7)
                                              -------      -------      -------
Total income tax (benefit) expense ......     $ (13.7)     $ (57.9)     $ (34.0)
                                              =======      =======      =======

      The tax effect of temporary differences which give rise to deferred federal income tax assets and liabilities as of December 31, 2003 and 2002, are as follows:

                                                             December 31,
                                                             (In millions)
                                                      --------------------------
                                                         2003              2002
                                                      -------           -------
Deferred tax assets:
Separate account allowances .................         $  26.0           $  27.6
DAC Proxy ...................................            21.6              19.1
Capitalized software costs ..................             0.2                --
Other .......................................              --               2.0
                                                      -------           -------
Total deferred tax assets ...................            47.8              48.7
                                                      -------           -------
Deferred tax liabilities:
Deferred acquisition costs ..................           124.8             111.9
Capitalized software costs ..................              --               4.4
Reserves ....................................             2.7               7.8
Investments .................................             9.8               9.7
Other .......................................             1.6                --
                                                      -------           -------
Total deferred tax liabilities ..............           138.9             133.8
                                                      -------           -------
Net deferred tax liability ..................         $  91.1           $  85.1
                                                      =======           =======


      Management has concluded that the deferred income tax assets are more likely than not to be realized, therefore, no valuation allowance has been provided.

The Guardian Insurance & Annuity Company, Inc.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2003

NOTE 8 -- FAIR VALUE OF FINANCIAL INSTRUMENTS

      The estimated fair values presented below have been determined using available information and valuation methodologies. Considerable judgment is applied in interpreting data to develop the estimates of fair value. Accordingly, such estimates presented may not be realized in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a material effect on the estimated fair values (for all other financial instruments presented in the table below, the carrying value approximates estimated fair value).

      Bonds and affiliated mutual funds: For bonds and affiliated mutual funds other than private placements, estimated fair value is based on quoted market prices or estimates from independent services. Fair value for private placements securities are estimated using a discounted cash flow model which considers the current market spreads between the U.S. Treasury yield curve and corporate bond yield curve, adjusted for the type of issue, its current credit quality and its remaining average life. The fair value of certain non-performing private placement securities is based on amounts estimated by management.

      Policy loans: The estimated fair value of policy loans approximate the carrying amount since loans on policies have no defined maturity date and reduce the amount payable at death or at surrender of the contract.

      Future policy benefits and policyholders' account balances: Future policy benefits estimated fair value are derived using discounted projected cash flows, based on interest rates being offered for similar contracts, with maturities consistent with those remaining for the contracts being valued.

      Policyholders' account balances for investment-type contracts represent an accumulation of gross premium payments plus credited interest less withdrawals, expenses and mortality charges. Carrying value approximates fair value.

      The following table discloses the carrying amounts and estimated fair values of the Company's financial instruments as of December 31, 2003 and 2002 are as follows (in millions):

                                             December 31, 2003            December 31, 2002
                                         ------------------------     ------------------------
                                         Carrying      Estimated       Carrying     Estimated
                                          Amount       Fair Value       Amount      Fair Value
                                         --------      ----------     ---------     ----------
Financial assets:
Bonds, available for sale ..........     $1,663.8      $  1,663.8     $ 1,062.7     $  1,062.7
Affiliated mutual funds ............         31.8            31.8          23.9           23.9
Policy loans .......................         84.2            84.2          87.8           87.8
Cash and cash equivalents ..........        295.4           295.4         108.6          108.6
Separate account assets ............      7,731.5         7,731.5       7,155.5        7,155.5

Financial liabilities:
Future policy benefits .............        180.5           180.5          69.5           69.5
Policyholders' account balances ....      9,334.4         9,334.4       8,144.5        8,144.5

The Guardian Insurance & Annuity Company, Inc.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2003

NOTE 9 -- RELATED PARTY TRANSACTIONS

      The Company is billed by The Guardian for all compensation and related employee benefits for those employees of The Guardian who are engaged in the Company's business and for the Company's use of The Guardian's centralized services and agency force. The amounts charged for these services amounted to $138.2 million in 2003, $169.0 million in 2002 and $188.2 million in 2001, and, in the opinion of management, were considered appropriate for the services rendered.

      A significant portion of the Company's separate account assets is invested in affiliated mutual funds. Each of these funds has an investment advisory agreement with the Company, except for The Baillie Gifford International Fund, The Baillie Gifford Emerging Markets Fund, The Guardian Baillie Gifford International Fund and The Guardian Baillie Gifford Emerging Markets Fund.

      The separate account assets invested in affiliated mutual funds as of December 31, 2003 and 2002 are as follows (in millions):

                                                               December 31,
                                                         -----------------------
                                                               2003         2002
                                                         ----------   ----------
The Guardian Stock Fund ..............................   $  1,454.5   $  1,360.4
The Guardian VC 500 Index Fund .......................         61.1         33.8
The Guardian VC Allocation Fund ......................         23.1         14.3
The Guardian High Yield Bond Fund ....................         26.1         11.7
The Guardian Low Duration Bond Fund ..................          3.3         --
The Guardian Bond Fund ...............................        378.9        429.2
The Guardian Cash Fund ...............................        356.3        492.7
The Baillie Gifford International Fund ...............        194.2        163.8
The Baillie Gifford Emerging Markets Fund ............         55.3         33.2
The Guardian Small Cap Stock Fund ....................        184.5        124.7
The Guardian Park Avenue Fund ........................        237.5        239.9
The Guardian Park Avenue Small Cap Fund ..............         63.6         49.3
The Guardian Asset Allocation Fund ...................         34.2         32.3
The Guardian Baillie Gifford International Fund ......         10.4          9.2
The Guardian Baillie Gifford Emerging Markets Fund ...         27.5         17.1
The Guardian Investment Quality Bond Fund ............         54.9         69.7
The Guardian High Yield Bond Fund ....................          7.0          4.5
The Guardian Cash Management Fund ....................        248.9        340.5
                                                         ----------   ----------
                                                         $  3,421.3   $  3,426.3
                                                         ==========   ==========

      The Company maintains investments in affiliated mutual funds. These investments as of December 31, 2003 and 2002 are as follows (in millions):

                                                               December 31,
                                                          ----------------------
                                                               2003         2002
                                                          ---------    ---------
The Guardian Park Avenue Fund ........................    $     0.1    $     0.1
The Guardian Park Avenue Small Cap Fund ..............          2.6          1.8
The Guardian Small Cap Stock Fund ....................         17.1         11.9
The Guardian Asset Allocation Fund ...................          2.5          2.0
The Guardian Baillie Gifford International Fund ......          1.7          1.3
The Guardian Baillie Gifford Emerging Markets Fund ...          1.7          1.1
The Guardian Investment Quality Bond Fund ............          2.2          2.1
The Guardian High Yield Bond Fund ....................          1.8          1.5
The Guardian Cash Management Fund ....................          2.1          2.1
                                                          ---------    ---------
                                                          $    31.8    $    23.9
                                                          =========    =========

The Guardian Insurance & Annuity Company, Inc.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2003

NOTE 10 -- STATUTORY EQUITY AND INCOME

      Applicable insurance department regulations require that the Company prepare statutory financial statements in accordance with statutory accounting practices prescribed or permitted by the Delaware Department of Insurance. Statutory accounting practices primarily differ from GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefits reserves using different actuarial and interest assumptions, limiting deferred taxes, and valuing securities on a different basis.

      The following reconciles the consolidated GAAP net income of the Company to statutory net income as reported to the regulatory authorities:

                                                        For the Years Ended December 31,
                                                                 (In millions)
                                                        ---------------------------------
                                                           2003         2002         2001
                                                        -------      -------      -------
Consolidated GAAP net income (loss) ...............     $   3.7      $ (77.1)     $ (28.6)
Adjustments to reconcile to statutory basis:
   Statutory net income of subsidiaries ...........         2.4          8.1          9.6
   Change in deferred policy acquisition costs ....       (15.8)        66.2          9.6
   Change in deferred software costs ..............          --           --          8.0
   Deferred premiums ..............................        (0.1)        (0.1)        (4.7)
   Re-estimation of future policy benefits ........        (1.6)       (13.4)        22.3
   Reinsurance ....................................        (3.8)        (3.8)        (3.8)
   Deferred federal income tax (benefits) expense .        (0.8)       (24.8)       (19.6)
   Amortization of interest maintenance reserve ...        (0.9)        (0.5)          --
   Transfer to interest maintenance reserve .......        (0.8)         3.3         (0.2)
   Other, net .....................................         5.0          2.5          1.1
                                                        -------      -------      -------
Statutory net loss ................................     $ (12.7)     $ (39.6)     $  (6.3)
                                                        =======      =======      =======

      The following reconciles the consolidated GAAP stockholder's equity of the Company to statutory capital and surplus as reported to the regulatory authorities:

                                                                      December 31,
                                                                      (In millions)
                                                             ---------------------------------
                                                                2003         2002         2001
                                                             -------      -------      -------
Consolidated GAAP stockholder's equity .................     $ 487.7      $ 452.4      $ 496.1
Add (deduct) cumulative effect of adjustments:
   Deferred policy acquisition costs ...................      (321.1)      (319.8)      (403.0)
   Defered software costs ..............................        (0.8)       (13.7)       (19.4)
   Asset valuation reserve .............................       (11.5)          --         (5.2)
   Re-estimation of future policy benefits .............       (47.0)       (57.0)       (49.1)
   Establishment of deferred income tax liability, net .        91.1         85.1        106.9
   Unrealized gains on investments .....................       (72.1)       (45.0)       (15.4)
   Separate account allowances .........................        60.3         71.8         77.3
   Other liabilities ...................................        24.5         22.6         23.5
   Deferred premiums ...................................         2.2          3.0          2.7
   Other, net ..........................................         9.1         10.7          6.4
                                                             -------      -------      -------
Statutory capital and surplus ..........................     $ 222.4      $ 210.1      $ 220.8
                                                             =======      =======      =======

                         Report of Independent Auditors

To the Board of Directors of
The Guardian Insurance & Annuity Company, Inc:

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of income and comprehensive income, of changes in stockholder's equity and of cash flows present fairly, in all material respects, the financial position of The Guardian Insurance & Annuity Company, Inc. and its subsidiaries at December 31, 2003 and 2002, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2003; in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


/s/ PricewaterhouseCoopers LLP


February 25, 2004

--------------------------------------------------------------------------------
APPENDIX A

USES OF LIFE INSURANCE
--------------------------------------------------------------------------------

Because the policy provides a death benefit and cash surrender value, the policy can be used for various individual and business planning purposes. Purchasing the policy in part for such purposes entails certain risks, particularly if the policy's cash surrender value, as opposed to its death benefit, will be the principal policy feature used for such planning purposes. If Policy Premiums are not paid, the investment performance of the Variable Investment Options to which Policy Account Value is allocated is poorer than anticipated, or insufficient cash surrender value is maintained, then the policy may lapse or may not accumulate sufficient values to fund the purpose for which the policy was purchased. Because the policy is designed to provide benefits on a long-term basis, before purchasing a policy for a specialized purpose, a purchaser should consider whether the long-term nature of the policy is consistent with the purpose for which it is being considered.

Policyowners are urged to consult competent tax advisors about the possible tax consequences of pre-death distributions from any life insurance policy, including Park Avenue Life.

The following are examples of ways in which the policy can be used to address certain financial objectives, bearing in mind that variable life insurance is not a short-term investment and that its primary purpose is to provide benefits upon the death of the insured.

Family Income Protection

Life insurance may be purchased on the lives of a family's income earners to provide a death benefit to cover final expenses, and continue the current income to the family. The amount of insurance purchase should be an amount which will provide a death benefit that when invested outside the policy at a reasonable interest rate, will generate enough money to replace the insured's income.

Estate Protection

Life insurance may be purchased by a trust on the life of a person whose estate will incur federal estate taxes upon his or her death. The amount of insurance purchased should equal the amount of the estimated estate tax liability. Upon the insured's death, the trustee could make the death proceeds available to the estate for the payment of estate taxes.

Education Funding

Life insurance may be purchased on the life of the parent(s) or primary person funding an education. The amount of insurance purchased should equal the total education cost projected at a reasonable inflation rate.

In the event of the insured's death, the guaranteed death benefit is available to help pay the education costs. If the insured lives through the education years, the cash value accumulations may be accessed to help offset the remaining education costs. Any policy loans or partial withdrawals will reduce the policy's death benefit and may have tax consequences.

Mortgage Protection

Life insurance may be purchased on the life of the person(s) responsible for making mortgage payments. The amount of insurance purchased should equal the mortgage amount. In the event of the insured's death, the guaranteed death benefit can be used to offset the remaining mortgage balance.

During the insured's lifetime, the cash value accumulations may be accessed late in the mortgage term to help make the remaining mortgage payments. Any policy loans or partial withdrawals will reduce the policy's death benefit and may have tax consequences.

Key Person Protection

Life insurance may be purchased by a business on the life of a key person in an amount equal to a key person's value, considering salary, benefits, and contribution to business profits. Upon the key person's death, the business can use the death benefit to ease the interruption of business operations and/or to provide a replacement fund for hiring a new executive.


                                                                            ----
A P P E N D I C E S                                                         B-61
                                                                            ----

The Guardian Insurance & Annuity Company, Inc.

APPENDIX A

USES OF LIFE INSURANCE

Business Continuation Protection

Life insurance may be purchased on the life of each business owner in an amount equal to the value of each owner's business interest. In the event of death, the guaranteed death benefit may provide the funds needed to carry out the purchase of the deceased's business interest by the business, or surviving owners, from the deceased owner's heirs.

Retirement Income

Life insurance may be purchased on the life of a family income earner during his or her working life. If the insured lives to retirement, the cash value accumulations may be accessed to provide retirement payments. In the event of the insured's death, the proceeds may be used to provide retirement income to his or her spouse. Any policy loans or partial withdrawals will reduce the policy's death benefit and may have tax consequences.

Deferred Compensation Plans

Life insurance may be purchased to fund a Deferred Compensation Plan, or Selective Incentive Plan, for key employees. A Deferred Compensation Plan, or Selective Incentive Plan, is a written agreement between an employer and an executive. The employer makes an unsecured promise to make future benefit payments to a key executive if the executive meets certain stated requirements.

Under this type of plan, a company purchases a cash value life insurance policy insuring an executive's life to (1) informally fund the promised benefits and
(2) recover its plan costs at the death of the executive. The policy cash values may be used to help pay the promised benefits to the executive. In the event that the executive dies prior to retirement, the policy death benefits can be used to fund survivor benefits.

Split Dollar Plans

Life insurance may be purchased by an employer on the life of an employee under a Split Dollar Plan. In a Split Dollar Plan, the employer advances the executive the premium on a life insurance policy. Both the employer and the executive share the cash value and death benefit under the policy. Generally, the employer has rights to the cash value and death benefit equal to its advances. The balance of the cash value and death benefit belong to the executive.

The executive receives an economic benefit for which he or she must contribute into the plan or pay income tax. The economic benefit is equal to the term value of the death benefit assuming taxation under IRS Revenue Rulings and IRC Section
72. Different results are possible if these or other code sections are applied or amended.

Executive Bonus Plans

Life Insurance may be purchased by an employee with funds provided by his or her employer for that purpose. An Executive Bonus plan involves an employer providing an executive with additional compensation to enable the executive to pay premiums on a life insurance policy. The bonus is tax deductible by the employer and received as taxable income by the executive.


----
B-62           P A R K   A V E N U E   V U L -- M I L L E N N I U M  S E R I E S
----

                                     PART C

ITEM 27: Exhibits

     The following exhibits:
           (a) Resolution of the Board of Directors of The Guardian Insurance & Annuity Company, Inc. establishing The Guardian Separate Account N.(1)
           (b)       Custodian Agreements. Not Applicable.
           (c)       Distribution Agreements.(1)
           (d) Specimen of the Flexible Premium Adjustable Variable Whole Life Insurance Policy.(1)
           (d)(i)    Endorsement to Form of Policy.(6)
           (d)(ii) Specimen of the Flexible Premium Survivorship Adjustable Variable Whole Life Insurance Policy.(3)
           (e) Form of Application for the Flexible Premium Adjustable Variable Whole Life Policy.(1)
           (f) Certificate of Incorporation of The Guardian Insurance & Annuity Company, Inc.(1)
           (f)(i) Certificate of Amendment to the Certificate of Incorporation of The Guardian Insurance & Annuity Company, Inc.(5)
           (f)(ii)   By-laws of The Guardian Insurance & Annuity Company,
                     Inc.(1)
           (g)(i)    Reinsurance Agreement #3002(7)
           (g)(ii)   Reinsurance Agreement #3001(7)
           (h)       Participation Agreements
                     (i)    Aim Variable Insurance Funds(7)
                            (a) amendment to AIM Participation Agreement
                               (1/1/03)(8)
                     (ii)   Davis Variable Account Fund, Inc.(7)
                     (iii)  Fidelity Variable Insurance Products Fund(7)
                     (iv)   Gabelli Capital Series Funds, LLP(7)
                     (v)    Janus Aspen Series(7)
                     (vi)   MFS Variable Insurance Trust(7)
                     (vii)  Alliance Variable Products Series Fund, Inc. (7)

                     (viii) Value Line, Inc.(9)

           (i) Amended and Restated Agreement for Services and Reimbursement Therefor between The Guardian Life Insurance Company of America and The Guardian Insurance & Annuity Company, Inc.(1)
           (j) Powers of Attorney executed by a majority of the Board of Directors and certain principal officers of The Guardian Insurance & Annuity Company, Inc.(4)
                     (a) Powers of attorney for Armand M. de Palo and Dennis J.
                         Manning(5)
                     (b) Powers of attorney for Joseph A. Caruso and Gary B.
                         Lenderink(6)
           (k)(i)    Opinion of Richard T. Potter, Jr., Esq.(4)
           (k)(ii)   Consent of Richard T. Potter, Jr., Esq.
           (l)       Opinion and Consent of Charles G. Fisher, F.S.A., MAAA.

           (m)       Calculation.(9)

           (n)       Consent of PricewaterhouseCoopers LLP.
           (o)       No financial statements are omitted.
           (p)       Not Applicable.
           (q)       Redeemability Exemption.
           (q)(a) Memorandum on the Policy's Issuance, Transfer and Redemption Procedures and on the Method of Computing Cash Adjustments upon Exchange of the Policy for Flexible Premium Adjustable Variable Life Insurance Policy.(2)
           (q)(b) Memorandum on the Policy's Issuance, Transfer and Redemption Procedures and on the Method of Computing Cash Adjustments upon Exchange of the Policy for Flexible Premium Adjustable Survivorship Variable Life Insurance Policy.(3)
           (q)(c) Amended Memorandum on the Policy's Issuance, Transfer and Redemption Procedures and on the Method of Computing Cash Adjustments upon Exchange of the Policy for Flexible Premium Adjustable Variable Life Insurance Policy.(6)

           (q)(d) Amended Memorandum on the Policy's Issuance, Transfer and Redemption Procedures and on the Method of Computing Cash Adjustments upon Exchange of the Policy for Flexible Premium Adjustable Variable Life Insurance Policy.


----------
(1) Incorporated by reference to the Registration Statement on Form S-6 filed by the Registrant on December 10, 1999 (File No. 333-92475).
(2) Incorporated by reference to the Pre-Effective Amendment #1 to the Registration Statement on Form S-6 filed by the Registrant on January 21, 2000 (File No. 333-92475)
(3)   No longer applicable to this registration statement.
(4) Incorporated by reference to Pre-Effective Amendment No. 2 to the Registration Statement on Form S-6 filed by the Registrant on April 7, 2000 (File No. 333-92475)
(5) Incorporated by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form S-6 filed by the Registrant on April 25, 2001. (File no. 333-92475)
(6) Incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement on Form S-6 filed by the Registrant on April 26, 2002. (File no. 333-92475)
(7) Incorporated by reference to Post-Effective Amendment No. 3 to the Registration Statement on Form N-6 filed by the Registrant on November 25, 2002. (File no. 333-92475)
(8) Incorporated by reference to Post-Effective Amendment No. 5 to the Registration Statement on Form N-6 filed by the Registrant on February 26, 2003. (File no. 333-92475)

(9) Incorporated by reference to Post-Effective Amendment No. 7 to the Registration Statement on Form N-6 filed by the Registrant on April 30, 2003.

Item 28.          Directors and Officers of the Depositor

      The following is a list of directors and principal officers of The Guardian Insurance & Annuity Company, Inc. ("GIAC"), the depositor of the Registrant. The principal business address of each director and officer is 7 Hanover Square, New York, New York 10004.

              Name                      Positions with GIAC
              ----                      -------------------
              Dennis J. Manning         Chairman, Chief Executive Officer &
                                          Director
              Bruce C. Long             President & Director
              Edward K. Kane            Executive Vice President & Director
              Armand M. de Palo         Director
              Robert E. Broatch         Director
              Gary B. Lenderink         Director
              Joseph A. Caruso          Senior Vice President, Corporate
                                        Secretary and Director
              Thomas G. Sorrell         Executive Vice President & Chief
                                        Investment Officer
              Charles G. Fisher         Vice President & Actuary
              Frank L. Pepe             Vice President & Controller
              Richard T. Potter, Jr.    Vice President and Counsel
              Dennis P. Mosticchio      Vice President, Group Pensions
              Donald P. Sullivan, Jr.   Vice President
              Peggy L. Coppola          Vice President


              Alan Bialeck             Vice President, Tax

Item 29. Persons Controlled by or under Common Control with Depositor or Registrant


      The following list sets forth the persons directly controlled by The Guardian Life Insurance Company of America ("Guardian Life"), the parent company of GIAC, the Registrant's depositor, as of February 29, 2004. Those entities that are indented under another entity are subsidiaries of that entity and, therefore, indirect subsidiaries of Guardian Life.


                                           State of                Percent of
                                         Incorporation         Voting Securities
         Name                           or Organization              Owned
         ----                           ---------------        -----------------

The Guardian Insurance &                    Delaware                  100%
  Annuity Company, Inc.
    Guardian Investor Services LLC          Delaware                  100%
    Guardian Baillie Gifford Limited        Scotland                   51%
    Park Avenue Securities LLC              Delaware                  100%
      PAS Insurance Agency of
        Alabama, Inc.                       Alabama                   100%
      PAS Insurance Agency of
        Massachusetts, Inc.                 Massachusetts             100%
      PAS Insurance Agency of
        Hawaii, Inc.                        Hawaii                    100%

Berkshire Life Insurance Company
  of America                                Massachusetts             100%


Guardian Trust Company, FSB                 Federal Savings
                                            Bank                      100%


Park Avenue Life Insurance Company          Delaware                  100%
  Family Service Life
    Insurance Company                       Texas                     100%

    Sentinel American Life
      Insurance Company                     Texas                     100%

Managed Dental Care, Inc.                   California                100%

Private Healthcare Systems, Inc.            Delaware                   25% of
                                                                      Class A
                                                                    14.75% of
                                                                      Class B

First Commonwealth, Inc.                    Delaware                  100%

  First Commonwealth Limited Health         Illinois                  100%
    Services Corporation
  First Commonwealth Limited Health         Wisconsin                 100%
    Services Corporation
  First Commonwealth of Illinois, Inc.      Illinois                  100%
  First Commonwealth Reinsurance Company    Arizona                   100%
  First Commonwealth of Missouri, Inc.      Missouri                  100%
  First Commonwealth Limited Health         Michigan                  100%
    Service Corporation of Michigan
  Smileage Dental Services, Inc.            Wisconsin                 100%
  First Commonwealth Insurance Company      Illinois                  100%
  First Commonwealth Health Services
    Corporation                             Illinois                  N/A

Guardian Hanover Corporation                New York                  100%

Managed DentalGuard, Inc.                   New Jersey                100%

Managed DentalGuard, Inc.                   Texas                     100%

Innovative Underwriters, Inc.               New Jersey                100%


    Innovative Underwriters of              Hawaii                    100%
      Hawaii, Inc.

The Guardian Tax-Exempt Fund                Massachusetts              86.71%
The Guardian Baillie Gifford                Massachusetts              27.40%
  International Fund
The Guardian Investment Quality             Massachusetts              30.51%
  Bond Fund
The Guardian Asset Allocation Fund          Maryland                   10.06%
Baillie Gifford International Fund          Maryland                   11.75%
The Guardian Park Avenue Small Cap Fund     Massachusetts              30.20%
The Guardian Baillie Gifford                Massachusetts              50.20%
  Emerging Markets Fund
The Guardian High Yield Bond Fund           Massachusetts              81.69%
The Guardian Small Cap Stock Fund           Maryland                   61.56%
The Guardian Low Duration Bond Fund         Massachusetts              96.37%
The Guardian VC Low Duration Bond Fund      Massachusetts              69.86%
The Guardian VC Asset Allocation Fund       Maryland                   52.86%
The Guardian VC 500 Index Fund              Maryland                   48.15%
The Guardian VC High Yield Bond Fund        Maryland                   51.96%
The Guardian S&P 500 Index Fund             Massachusetts              12.47%
The Guardian Park Avenue Fund               Massachusetts              12.57%
The Guardian UBS Large Cap Value Fund       Massachusetts              95.78%
The Guardian UBS Small Cap Value Fund       Massachusetts              97.53%
The Guardian UBS VC Large Cap Value Fund    Maryland                   97.83%
The Guardian UBS VC Small Cap Value Fund    Maryland                   68.94%

      The following list sets forth the entities directly controlled by GIAC for the benefit of various contract holders and, thus, indirectly controlled by Guardian Life, as of February 29, 2004:


                                                                 Approximate
                                           Place of         Percentage of Voting
                                        Incorporation         Securities Owned
         Name                          or Organization             by GIAC
         ----                          ---------------       -------------------
The Guardian Cash Fund, Inc.               Maryland                 100%
The Guardian Bond Fund, Inc.               Maryland                 100%
The Guardian Variable Contract
  Funds, Inc.                              Maryland                 100%
GIAC Funds, Inc.                           Maryland                 100%

Item 30.          Indemnification

      The By-Laws of The Guardian Insurance & Annuity Company, Inc. provide that the Company shall, to the fullest extent legally permissible under the General Corporation Law of the State of Delaware, indemnify and hold harmless officers and directors of the Corporation for certain liabilities reasonably incurred in connection with such person's capacity as an officer or director.

The Certificate of Incorporation of the Corporation includes the following provision:

      No director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders; (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law; (iii) under Section 164 of the Delaware General Corporation Law, or (iv) for any transaction for which the director derived an improper personal benefit.

      Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel, the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31.          Principal Underwriters


                  (a) Guardian Investor Services LLC ("GIS") is the principal underwriter of the Registrant's variable life insurance policies and variable annuity contracts and it is also the principal underwriter of shares of

                  The Guardian Bond Fund, Inc.;

                  The Guardian Stock Fund, Inc.

                  The Guardian Cash Fund, Inc.;

                  The Guardian Variable Contract Funds, Inc., a series fund consisting of the following series: The Guardian VC Asset Allocation Fund, The Guardian VC High Yield Bond Fund, The Guardian VC 500 Index Fund, The Guardian UBS VC Large Cap Value Fund, The Guardian UBS VC Small Cap Value Fund, and the Guardian VC Low Duration Bond Fund;

                  The Park Avenue Portfolio, a series trust consisting of the following series: The Guardian Cash Management Fund, The Guardian Park Avenue Fund, The Guardian Investment Quality Bond Fund, The Guardian High Yield Bond Fund, The Guardian Tax-Exempt Fund, The Guardian Asset Allocation Fund, The Guardian Park Avenue Small Cap Fund, The Guardian Baillie Gifford International Growth Fund, The Guardian Baillie Gifford Emerging Markets Fund, The Guardian S&P 500 Index Fund, The Guardian Low Duration Bond Fund, The Guardian, The Guardian UBS Large Cap Value Fund, The Guardian UBS Small Cap Value Fund; and

                  GIAC Funds, Inc. a series fund consisting of Baillie Gifford International Growth Fund, Baillie Gifford Emerging Markets Fund and The Guardian Small Cap Stock Fund.

                  All of the aforementioned funds and the series trust are registered with the SEC as open-end management investment companies under the Investment Company Act of 1940, as amended ("1940 Act"). In addition, GIS is the distributor of variable annuity and variable life insurance contracts currently offered by GIAC through its separate accounts, The Guardian/Value Line Separate Account, The Guardian Separate Account A, The Guardian Separate Account B, The Guardian Separate Account C, The Guardian Separate Account D, The Guardian Separate Account E, The Guardian Separate Account F, The Guardian Separate Account K, The Guardian Separate Account M, The Guardian Separate Account N, The Guardian Separate Account Q, The Guardian Separate Account R, Separate Account 1 and Separate Account 2 which are all registered as unit investment trusts under the 1940 Act.


                  (b) The following is a list of the managers and principal officers of GIS. The principal business address of each person is 7 Hanover Square, New York, New York 10004.

                  Name                             Position(s) with GIS
                  ----                             --------------------

                  Bruce C. Long                    President & Managing Director
                  Gary B. Lenderink                Manager
                  Armand M. de Palo                Manager
                  Dennis J. Manning                Manager
                  Robert E. Broatch                Manager
                  Frank L. Pepe                    Senior Vice President &
                                                   Controller
                  Thomas G. Sorrell                Executive Vice President &
                                                   Chief Investment Officer
                  Donald P. Sullivan, Jr.          Senior Vice President
                  Joseph A. Caruso                 Senior Vice President,
                                                   Corporate Secretary and
                                                   Manager
                  Peggy L. Coppola                 Senior Vice President
                  Richard T. Potter, Jr.           Vice President and Counsel
                  William D. Ford                  Vice President and National
                                                   Accounts Director
                  Keith E. Roddy                   Vice President and National
                                                   Sales Director
                  Peter M. Quinn                   Vice President, Retirement
                                                   Sales

(c) GIS, as the principal underwriter of the Registrant's variable life contracts received, either directly or indirectly, the following commissions or other compensation from the Registrant during the last fiscal year.

       Net Underwriting    Compensation on
        Discounts and       Redemption or      Brokerage
         Commissions        Annuitization     Commission    Compensation
       ----------------    ---------------    ----------    ------------
              N/A                N/A              N/A            N/A

Item 32.          Location of Accounts and Records

                  Most of the Registrant's accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained by GIAC, the depositor, at its Customer Service Office, 3900 Burgess Place, Bethlehem, Pennsylvania 18017. Documents constituting the Registrant's corporate records are also maintained by GIAC but are located at its Executive Office, 7 Hanover Square, New York, New York 10004.

Item 33.          Management Services

                  None.

Item 34.          Fee Representation

                  The Depositor, GIAC, hereby undertakes and represents that the fees and charges deducted under the policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by GIAC.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act, the Registrant, The Guardian Separate Account N, certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 8 to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, and has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York, on the 26th day of April, 2004.



                                  THE GUARDIAN SEPARATE ACCOUNT N
                                        (Name of Registrant)


                                  THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.
                                               (Name of Depositor)


                                  By:    /s/ Bruce C. Long
                                     -------------------------------------
                                           Bruce C. Long
                                           President


     Attest:   /s/ Sheri L. Kocen
            ---------------------------------
                SHERI L. KOCEN

      Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 8 to the Registration Statement has been signed below by the following directors and principal officers of The Guardian Insurance & Annuity Company, Inc. in the capacities and on the date indicated.



     /s/ Dennis J. Manning*           Chairman, Chief Executive Officer and
-----------------------------------   Director
         Dennis J. Manning
   (Principal Executive Officer)


       /s/ Edward K. Kane*            Executive Vice President
-----------------------------------   and Director
          Edward K. Kane


        /s/ Frank L. Pepe             Vice President and Controller
-----------------------------------
           Frank L. Pepe
  (Principal Accounting Officer)


       /s/ Bruce C. Long              President and Director
-----------------------------------
          Bruce C. Long


       s/ Armand M. de Palo*          Director
-----------------------------------
         Armand M. De Palo


     /s/ Joseph A. Caruso*            Senior Vice President, Corporate Secretary
-----------------------------------   and Director
        Joseph A. Caruso

     /s/ Gary B. Lenderink*           Director
-----------------------------------
        Gary B. Lenderink

                                      Director
-----------------------------------
         Robert E. Broatch



*By:    /s/ Bruce C. Long                               Date: April 26, 2004
      -----------------------------
            Bruce C. Long
          Executive Vice President,
          Equity Products
      * Pursuant to Power of Attorney

                         THE GUARDIAN SEPARATE ACCOUNT N

                                  EXHIBIT INDEX

Exhibit
Number                       Description                                   Page*


(k)(ii)      Consent of Richard T. Potter, Jr., Esq.

(l)          Opinion and Consent of Charles G. Fisher, F.S.A., MAAA

(n)          Consent of PricewaterhouseCoopers LLP

(q)(d)       Amended Memorandum